                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-06247
                                   ---------------------------------------------

                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

      4500 MAIN STREET, KANSAS CITY, MISSOURI                     64111
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:        816-531-5575
                                                   -----------------------------

Date of fiscal year end:         11-30
                         -------------------------------------------------------

Date of reporting period:        11-30-2008
                         -------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

[front cover]

ANNUAL REPORT
NOVEMBER 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

INTERNATIONAL GROWTH FUND
GLOBAL GROWTH FUND
EMERGING MARKETS FUND
INTERNATIONAL VALUE FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
November 30, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/ Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      International Equity Total Returns . . . . . . . . . . . . . . . . .      2

INTERNATIONAL GROWTH

GLOBAL GROWTH

EMERGING MARKETS

INTERNATIONAL VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     75
     Approval of Management Agreements for International Growth,

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century
Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century
Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to
American Century Investments by third party vendors. To the best of American
Century Investments' knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Mark Kopinski, Chief Investment Officer, International Equity

CREDIT CRISIS DEMONSTRATES ITS SCOPE

What started as a credit crisis in the U.S. subprime mortgage market eventually exploded into a worldwide financial sector meltdown in 2008. Frozen credit markets and slowing economic growth led to plunging international stock returns for the 12-month period ended November 30, 2008. Stock investors had no where to hide, as developed and emerging markets plunged.

For much of the period, soaring oil and commodity prices caused inflation to spike, which added to investors' woes. After peaking at $147 a barrel in July, however, oil prices quickly descended on waning global demand. Other commodity prices followed suit, and near-term inflationary pressures subsided.

JOINT EFFORT PROMPTS RATE CUTS

At the urging of the U.S. Federal Reserve, global central banks launched a coordinated response to combat the mounting credit crisis and restore worldwide market liquidity. Rate cuts represented a key component of this strategy. The Bank of England, which had been steadily cutting rates since
December 2007, slashed its key lending rate by 275 basis points during the period to 3.0%.

Citing sluggish economic growth and severe financial sector strain, Japan implemented its first rate cut in seven years. In early October, Japan's central bank cut the nation's key lending rate to 0.3% from 0.5%.

In Europe, action on the monetary policy front was mixed. As late as July
2008, the European Central Bank (ECB) hiked its key interest rate to combat the effects of rising inflation and a record-high euro. But, as economic conditions worsened and inflationary pressures eased, the ECB finally cut its key lending rate by 150 basis points late in the period to 3.25%.

CONCENTRATING ON OPPORTUNITY

The recent negative financial and economic news makes it difficult to see the opportunities that exist in the current market environment. For example, given their current prices and expected rates of economic growth, certain emerging markets appear attractive on a long-term basis. With our disciplined investment approach, we are as focused as ever on finding and capitalizing on the best international investment opportunities.

International Equity Total Returns
For the 12 months ended November 30, 2008 (in U.S. dollars)

MSCI EM Index                                            -56.42%
MSCI EAFE Growth Index                                   -47.28%
MSCI Europe Index                                        -49.99%
MSCI EAFE Index                                          -47.79%
MSCI World Free Index                                    -43.30%
MSCI EAFE Value Index                                    -48.33%
MSCI Japan Index                                         -37.12%

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2

PERFORMANCE
International Growth

Total Returns as of November 30, 2008
                                         Average Annual Returns
                                                            Since     Inception
                            1 year   5 years   10 years   Inception      Date

INVESTOR CLASS              -48.67%   1.11%      0.84%      6.35%       5/9/91

MSCI EAFE INDEX             -47.79%   2.00%      0.60%     3.74%(1)       --

MSCI EAFE GROWTH INDEX      -47.28%   1.53%     -1.36%     2.01%(1)       --

Institutional Class         -48.55%   1.32%      1.04%      2.36%      11/20/97

A Class(2)
 No sales charge*           -48.79%   0.84%      0.58%      3.45%
 With sales charge*         -51.73%   -0.35%    -0.01%      2.95%      10/2/96

B Class
 No sales charge*           -49.18%   0.11%       --        3.65%
 With sales charge*         -53.18%   -0.09%      --        3.51%      1/31/03

C Class                     -49.18%   0.08%       --        -2.67%      6/4/01

R Class                     -48.92%   0.62%       --        1.94%      8/29/03

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Since 4/30/91, the date nearest the Investor Class's inception for which data are available.

(2) Prior to December 3, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

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3

International Growth

Growth of $10,000 Over 10 Years

$10,000 investment made November 30, 1998

One-Year Returns Over 10 Years
Periods ended November 30
              1999      2000       2001       2002     2003     2004     2005     2006    2007      2008

Investor
Class        43.22%    -2.47%     -24.18%   -14.54%   13.70%   17.45%   12.09%   27.03%  23.09%   -48.67%

MSCI
EAFE
Index        21.10%    -9.67%     -19.13%   -12.50%   24.22%   24.19%   13.25%   28.20%  17.30%   -47.79%

MSCI
EAFE
Growth
Index        23.18%    -17.66%    -23.61%   -13.53%   20.63%   19.07%   12.14%   25.29%  22.32%   -47.28%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

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4

PORTFOLIO COMMENTARY
International Growth

Portfolio Managers: Alex Tedder and Raj Gandhi

PERFORMANCE SUMMARY

International Growth returned -48.67%* for the 12 months ended November 30,
2008. The portfolio's benchmark, the MSCI EAFE Index, returned -47.79%.

Decelerating economic growth rates and global financial market distress battered international equities during the 12-month period. Fallout from the
U.S. subprime mortgage market meltdown spread throughout the world, resulting in tighter credit conditions, which increasingly restricted corporate access to operating capital and fueled economic anxieties. Within the benchmark and the portfolio, every country and sector posted double-digit declines for the period.

JAPAN LED DETRACTORS

From a regional perspective, exposure in Japan, the portfolio's second-largest country weighting, detracted the most from relative results. The Japanese market outperformed MSCI EAFE during the 12-month period, boosted by a surge in the value of the yen versus the U.S. dollar. Our underweight exposure to the Japanese market detracted significantly from overall performance.
Stock-specific exposure to Greece and France also weighed on returns.

At the opposite end of the performance spectrum, the Netherlands, followed by the United Kingdom, the portfolio's largest country weighting, and Ireland, made the greatest contributions to the portfolio's relative performance.
Within each country, stock selection accounted for the outperformance compared with the benchmark.

UTILITIES, INDUSTRIALS SECTORS LAGGED

The utilities industry represented the portfolio's smallest sector weighting, yet it had the largest negative impact on relative performance. This was due to the portfolio's underweight to the sector combined with unfavorable stock selection. Our position in Finland's state-owned electric utility Fortum Oyj was the sector's poorest performer, mainly due to concerns about the company's exposure to Russia's energy market.

The industrials sector was among the portfolio's top performers in the first half of the period, but slumping worldwide demand landed the sector among the worst contributors--for the portfolio and the benchmark--for the full 12 months. Our overweight to electrical equipment companies accounted for the bulk of the sector's relative underperformance. Q-Cells, the German manufacturer of solar cells, was the sector's weakest stock, tumbling on weak economic data and slowing demand for solar projects.

Top Ten Holdings as of November 30, 2008
                                     % of net       % of net
                                   assets as of   assets as of
                                     11/30/08        5/31/08

BG Group plc                           2.4%           2.0%
ENI SpA                                2.2%           2.0%
Nestle SA                              2.1%           1.5%
Total SA                               2.0%           1.8%
Nintendo Co. Ltd.                      1.8%           1.6%
Reckitt Benckiser Group plc            1.7%           1.5%
CSL Ltd.                               1.7%           1.5%
Novartis AG                            1.7%           0.9%
iShares MSCI Japan Index Fund          1.7%           0.9%
Koninklijke Ahold NV                   1.7%            --

*All fund returns referenced in this commentary are for Investor Class shares.

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5

International Growth

PORTFOLIO'S FINANCIALS BEAT BENCHMARK

Despite the barrage of negative news within the financials industry, the portfolio's financials sector contributed positively to relative performance.
Our underweight combined with favorable stock selection helped the portfolio's results outpace those of the benchmark.

The portfolio's materials sector also contributed positively to relative performance. In particular, rising demand for agrichemical products from consumers and the alternative energy industry fueled gains in Germany's K+S
AG. The company, which produces potash, a key fertilizer ingredient, ranked among the portfolio's top performers during the 12-month period.

The portfolio's health care stocks also were top contributors to relative performance, aided by an overweight position and favorable stock selection. In particular, Denmark's Novo Nordisk AS, a pharmaceutical company specializing in insulin treatments for diabetes, was among the portfolio's top contributors.

OUTLOOK

International Growth primarily invests in companies located in developed countries around the world (excluding the United States). Recent events suggest emotions, rather than fundamentals, have driven the world's equity markets. Although we expect further difficulties and volatility in the short term, we will continue to focus on finding companies with sustainable growth characteristics. Where appropriate, we will take advantage of market weaknesses to add to high-conviction names.

Types of Investments in Portfolio
                                       % of net       % of net
                                     assets as of   assets as of
                                       11/30/08        5/31/08

Foreign Common Stocks & Rights           99.4%          99.9%
Temporary Cash Investments               0.3%           0.1%
Other Assets and Liabilities(1)          0.3%           --(2)

(1) Includes securities lending collateral and other assets
and liabilities.

(2) Category is less than 0.05% of total net assets.

Investments by Country as of November 30, 2008
                                       % of net       % of net
                                     assets as of   assets as of
                                       11/30/08        5/31/08

United Kingdom                           23.1%          20.3%
Japan                                    14.4%          13.4%
Switzerland                              9.8%           8.9%
France                                   7.2%           7.6%
Germany                                  7.2%           8.2%
Australia                                4.3%           5.7%
Spain                                    4.1%           3.8%
Italy                                    4.0%           4.3%
Canada                                   3.8%           3.2%
Netherlands                              3.5%           0.9%
Belgium                                  2.2%           2.3%
Brazil                                   2.2%           1.7%
Others Countries                         13.6%          19.6%
Cash and Equivalents(3)                  0.6%           0.1%

(3) Includes temporary cash investments, securities lending
collateral and other assets and liabilities.

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6

PERFORMANCE
Global Growth

Total Returns as of November 30, 2008
                                     Average Annual Returns
                                                   Since      Inception
                           1 year    5 years     Inception       Date

INVESTOR CLASS             -44.01%    2.57%        5.12%       12/1/98

MSCI WORLD FREE INDEX      -43.30%    0.08%      -0.49%(1)        --

Institutional Class        -43.88%    2.79%        -2.20%       8/1/00

A Class(2)
 No sales charge*          -44.17%    2.31%        3.79%
 With sales charge*        -47.40%    1.11%        3.17%        2/5/99

B Class
 No sales charge*          -44.62%      --         -7.60%
 With sales charge*        -48.62%      --         -8.78%      12/1/05

C Class                    -44.64%    1.55%        1.70%        3/1/02

R Class                    -44.40%      --         -4.39%      7/29/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Since 11/30/98, the date nearest the Investor Class's inception for which data are available.

(2) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
7

Global Growth

Growth of $10,000 Over Life of Class

$10,000 investment made December 1, 1998

One-Year Returns Over Life of Class
Periods ended November 30
              1999*     2000      2001      2002     2003     2004     2005    2006     2007      2008

Investor
Class        66.60%    8.81%    -23.62%   -12.78%   20.22%   15.59%   18.87%  19.30%   23.73%   -44.01%

MSCI
World
Free
Index        21.11%    -7.64%   -16.01%   -15.27%   19.17%   17.43%   11.20%  20.28%   12.71%   -43.30%

* From 12/1/98, the Investor Class's inception date. Index data from 11/30/98, the date nearest the Investor Class's inception for which data are available.
Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

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8

PORTFOLIO COMMENTARY
Global Growth

Portfolio Managers: Keith Creveling and Brent Puff

PERFORMANCE SUMMARY

Global growth returned -44.01%* for the 12 months ended November 30, 2008. The portfolio's benchmark, the MSCI World Free Index, returned -43.30%.

Decelerating economic growth rates and global financial market distress battered equities during the 12-month period. Every sector in the portfolio and benchmark posted double-digit declines. Similarly, every benchmark country and most portfolio countries posted double-digit losses. Put simply, there was no safe haven in 2008. As the fallout from the U.S. subprime mortgage market meltdown spread throughout the global financial system, investor confidence wavered, access to capital for corporations and individuals tightened, and demand for goods and services suffered.

COMMODITIES AND INDUSTRIALS PLUNGED ON SLOWING DEMAND

The sharp deterioration in global economic growth fueled a severe and dramatic sell-off in the price of most major commodities, reversing a multi-year period of sustained strength. As a result, our investments in commodity producers and in industrial companies whose products and services were in part driven by high commodity prices suffered.

With oil and natural gas prices down more than 50% from their mid-year highs, most of the portfolio's investments in the energy sector suffered.
Specifically, our investments in global energy service providers Schlumberger,
Weatherford International, and Saipem detracted from performance, as customers adjusted downward their spending budgets. Likewise, our investments in agriculture equipment manufacturer John Deere and mining equipment manufacturer Joy Global detracted from performance, as the price of corn, coal, and copper plunged.

Investments in companies that manufacture power generation equipment also detracted from performance, as utility customers slowed capital spending plans due to softening demand and rising financing costs.

FINANCIALS, CONSUMER DISCRETIONARY WERE TOP SECTORS

The portfolio's relative investment performance in the financials sector was strong in 2008 due to solid stock selection and our decision to underweight the sector given the sharp deterioration in operating fundamentals. U.S.-based savings and loan institution Hudson City Bancorp was among the portfolio's top performers, benefiting from diminished competition, conservative lending policies, and its strong capital position. U.S.-based discount broker Charles
Schwab Corp. also ranked among the top relative performers. The company steadily attracted new assets under management as key competitors stumbled.

Top Ten Holdings as of November 30, 2008
                                   % of net       % of net
                                 assets as of   assets as of
                                   11/30/08        5/31/08

McDonald's Corp.                     2.5%           1.6%
Reckitt Benckiser Group plc          2.4%           1.2%
DIRECTV Group, Inc. (The)            2.4%           0.6%
Wal-Mart Stores, Inc.                2.2%            --
Nestle SA                            2.1%           1.1%
Hewlett-Packard Co.                  2.1%           1.7%
CVS/Caremark Corp.                   2.1%           1.5%
Koninklijke KPN NV                   1.9%            --
CSL Ltd.                             1.9%           0.8%
MasterCard, Inc., Class A            1.9%           1.2%

*All fund returns referenced in this commentary are for Investor Class shares.

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9

Global Growth

The portfolio's consumer discretionary sector also contributed favorably to relative performance, led by U.S.-based McDonald's Corp., which was among the portfolio's top-performing stocks. Sustained strong revenue and earnings growth, driven by menu innovation, overseas expansion, and consumer "trade down," enabled McDonald's to materially outperform its peers and avoid the brunt of the global economic slowdown.

OUTLOOK

Global Growth primarily invests in companies located in developed countries throughout the world, including the United States. We remain focused on identifying companies with the ability to grow sustainably over time. In the current environment, we are focused on identifying companies that have the financial capacity to endure the global recession, a management team focused on protecting profit margins and simultaneously investing for future growth, and a competitive position in the marketplace that likely will be enhanced as weaker players go bankrupt or are acquired. Although we expect continued
economic difficulties and market volatility in the short term, we also believe great challenges breed great opportunities. We remain committed to identifying and exploiting those opportunities in the portfolio and helping our shareholders build value over time.

Types of Investments in Portfolio
                                       % of net       % of net
                                     assets as of   assets as of
                                       11/30/08        5/31/08

Domestic Common Stocks                   51.6%          54.9%
Foreign Common Stocks                    47.0%          43.4%
TOTAL EQUITY EXPOSURE                    98.6%          98.3%
Temporary Cash Investments               1.4%           1.5%
Other Assets and Liabilities(1)          --(2)          0.2%

(1) Includes securities lending collateral and other assets
and liabilities.

(2) Category is less than 0.05% of total net assets.

Investments by Country as of November 30, 2008
                                       % of net       % of net
                                     assets as of   assets as of
                                       11/30/08        5/31/08

United States                            51.6%          43.4%
United Kingdom                           10.5%          9.9%
Switzerland                              6.0%           4.6%
Germany                                  5.7%           3.9%
Japan                                    4.3%           3.6%
Australia                                3.8%           4.2%
Canada                                   2.7%           2.8%
Netherlands                              2.4%           1.8%
Belgium                                  2.2%           2.6%
Other Countries                          9.4%           21.5%
Cash and Equivalents(3)                  1.4%           1.7%

(3) Includes temporary cash investments, securities lending
collateral and other assets and liabilities.

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10

PERFORMANCE
Emerging Markets

Total Returns as of November 30, 2008
                                      Average Annual Returns
                                                         Since     Inception
                         1 year   5 years   10 years   Inception      Date

INVESTOR CLASS           -62.66%   5.14%      7.25%      3.10%      9/30/97

MSCI EM INDEX            -56.42%   7.90%      8.33%      3.00%         --
Institutional Class      -62.63%   5.32%       --        7.89%      1/28/99

A Class(1)
 No sales charge*        -62.78%   4.86%       --        4.66%
 With sales charge*      -64.93%   3.62%       --        4.02%      5/12/99

B Class
 No sales charge*        -63.09%     --        --       -55.62%
 With sales charge*      -67.09%     --        --       -59.58%     9/28/07

C Class                  -63.09%   4.07%       --        5.95%      12/18/01

R Class                  -62.92%     --        --       -55.42%     9/28/07

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class's current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

Emerging Markets

Growth of $10,000 Over 10 Years

$10,000 investment made November 30, 1998

One-Year Returns Over 10 Years
Periods ended November 30
              1999      2000        2001       2002     2003     2004     2005    2006     2007      2008

Investor
Class        61.03%    -16.73%    -10.28%    -10.86%   46.26%   18.94%   33.10%  46.10%   48.81%   -62.66%

MSCI EM
Index        45.49%    -23.63%     -7.37%     4.95%    40.87%   28.88%   33.13%  34.38%   45.57%   -56.42%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
12

PORTFOLIO COMMENTARY
Emerging Markets

Portfolio Managers: Patricia Ribeiro and Mark On*

PERFORMANCE SUMMARY

Emerging Markets returned -62.66%** for the 12 months ended November 30, 2008.
The portfolio's benchmark, the MSCI Emerging Markets Index, returned
-56.42%.

Decelerating economic growth rates and global financial market distress battered international equities during the 12-month period. Fallout from the
U.S. subprime mortgage market meltdown spread throughout the world, resulting in tighter credit conditions, which increasingly restricted corporate access to operating capital and fueled economic anxieties.

Plummeting commodity prices late in the period also weighed prominently on the natural resources-rich developing markets. Emerging market stocks underperformed the developed markets, which, as measured by the MSCI EAFE
Index and the portfolio, returned -47.79% for the reporting period. Within the
MSCI Emerging Markets Index and the portfolio, every sector posted double-digit declines for the period. Similarly, every benchmark country and most countries in the portfolio posted double-digit losses. Overall, stock selection accounted for the portfolio's underperformance relative to the benchmark.

CHINA, MEXICO AMONG TOP DETRACTORS

From a regional perspective, the portfolio's largest detractors to performance included Indonesia, China, which was the fund's largest-weighted country, and
Mexico. In each country, stock selection primarily accounted for the portfolio's poor relative performance. China was home to several of the portfolio's worst-performing stocks, including Suntech Power Holdings and
China High Speed Transmission Equipment Group in the electrical equipment industry and China Construction Bank in the financials sector.

Although their absolute returns were negative, the Czech Republic, India, and
Israel had the greatest positive influence on the portfolio's relative performance. An overweight was helpful in the Czech Republic, while stock selection contributed favorably in India and Israel.

Top Ten Holdings as of November 30, 2008
                                                   % of net       % of net
                                                 assets as of   assets as of
                                                   11/30/08        5/31/08

iShares MSCI Emerging Markets Index Fund             3.8%            --
Petroleo Brasileiro SA ADR                           3.4%           5.0%
China Mobile Ltd. ADR                                3.1%           2.3%
Industrial & Commercial Bank of China Ltd.
H Shares                                             2.6%           1.2%
Sasol Ltd.                                           2.3%           1.7%
Samsung Electronics Co. Ltd.                         2.2%           3.5%
OAO Gazprom ADR                                      2.1%           3.2%
Taiwan Semiconductor Manufacturing Co. Ltd.          2.1%           1.6%
Samsung Fire & Marine Insurance Co. Ltd.             2.0%            --
CNOOC Ltd.                                           2.0%           1.4%

* Effective December 19, 2008, Mark On is no longer with American Century
Investments.

** All fund returns referenced in this commentary are for Investor Class shares.

------
13

Emerging Markets

INDUSTRIALS LED DETRACTORS

On an absolute basis, all of the portfolio's 10 sectors posted sharply negative returns for the reporting period. The period's widespread losses were most severe in the industrials sector, the largest detractor to the portfolio's relative performance. Globaltrans Investment PLC, a Russian freight rail operator not represented in the benchmark, was the portfolio's largest performance detractor. Stock selection also contributed to poor relative results in the portfolio's energy and consumer discretionary sectors.

On a relative basis, only the financials sector made a positive contribution to performance. India's Power Finance Corp., which was not represented in the benchmark, was among the top contributors. The state-owned company provides financing for power projects.

Although China and the industrials sector were overall performance detractors, they were home to the portfolio's leading contributor, China South Locomotive and Rolling Stock, a manufacturer of rail vehicles. The company's stock, which the benchmark did not own, advanced strongly due to government stimulus measures focused on China's infrastructure.

OUTLOOK

Emerging Markets primarily invests in companies located in emerging market countries. Recent events suggest emotions, rather than fundamentals, have driven the world's equity markets. Although we expect further difficulties and volatility in the short term, we will continue to focus on finding companies we believe have a high likelihood of growing earnings and revenues. Where appropriate, we will take advantage of market weaknesses to add to high-conviction names.

Types of Investments in Portfolio
                                       % of net       % of net
                                     assets as of   assets as of
                                       11/30/08        5/31/08

Foreign Common Stocks                    97.7%          99.2%
Temporary Cash Investments               1.2%           0.3%
Other Assets and Liabilities(1)          1.1%           0.5%

(1) Includes securities lending collateral and other assets
and liabilities.

Investments by Country as of November 30, 2008
                                       % of net       % of net
                                     assets as of   assets as of
                                       11/30/08        5/31/08

People's Republic of China               15.7%          11.4%
Brazil                                   12.9%          17.8%
South Korea                              10.6%          10.6%
South Africa                             7.5%           5.1%
Taiwan (Republic of China)               7.1%           10.3%
India                                    6.5%           5.2%
Hong Kong                                5.1%           2.5%
Russian Federation                       4.4%           10.8%
Czech Republic                           4.2%           2.9%
Poland                                   4.0%           2.0%
Mexico                                   3.1%           3.4%
Turkey                                   2.1%           0.8%
Other Countries                          14.5%          16.4%
Cash and Equivalents(2)                  2.3%           0.8%

(2) Includes temporary cash investments, securities lending
collateral and other assets and liabilities.

------
14

PERFORMANCE
International Value

Total Returns as of November 30, 2008
                                      Average Annual Returns
                                                         Since     Inception
                         1 year   5 years   10 years   Inception      Date

A CLASS(1)
 No sales charge*        -47.53%   2.24%      1.76%      1.30%
 With sales charge*      -50.54%   1.04%      1.16%      0.79%      3/31/97

MSCI EAFE INDEX          -47.79%   2.00%      0.60%      2.05%         --

Investor Class           -47.43%     --        --       -11.34%      4/3/06

Institutional Class      -47.32%     --        --       -11.16%      4/3/06

B Class(1)
 No sales charge*        -47.84%   1.55%      1.07%      0.63%
 With sales charge*      -51.84%   1.37%      1.07%      0.63%      3/31/97

C Class                  -47.93%     --        --       -12.20%      4/3/06

R Class                  -47.61%     --        --       -11.74%      4/3/06

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

International Value acquired all the net assets of the Mason Street
International Equity Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 15, 2006.
Performance information prior to April 1, 2006, is that of the Mason Street
International Equity Fund.

(1) Class returns would have been lower if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
15

International Value

Growth of $10,000 Over 10 Years

$10,000 investment made November 30, 1998*

One-Year Returns Over 10 Years
Periods ended November 30
               1999      2000      2001       2002     2003     2004     2005     2006    2007      2008

A Class
(no sales
charge)**     11.54%    0.00%     -11.24%   -10.87%   20.77%   21.40%   10.68%   28.36%  23.44%   -47.53%

MSCI EAFE
Index         21.10%    -9.67%    -19.13%   -12.50%   24.22%   24.19%   13.25%   28.20%  17.30%   -47.79%

* International Value A Class's initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

** Class returns would have been lower if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
16

PORTFOLIO COMMENTARY
International Value

Portfolio Managers: Gary Motyl and Guang Yang

PERFORMANCE SUMMARY

International Value returned -47.53%* for the 12 months ended November 30,
2008. By comparison, its benchmark, the MSCI EAFE Index, returned -47.79%.
(Please see page 2 for additional performance comparisons.)

The portfolio's performance reflected the unprecedented turmoil impacting the global economy and financial markets. Deleveraging, a flight from risk assets, fear of recession, and major concerns about the health of the financial system itself made for the worst year in the history of the EAFE Index. In that environment, no sector contributed positively to the portfolio's absolute results. Looking at performance compared with the benchmark, an underweight position and stock selection made the financials sector a key contributor to relative results, though this was largely offset by positioning among utilities shares, among other sectors.

NOTABLE DETRACTORS

The portfolio's return relative to the benchmark was hurt most by positioning among utilities shares. We were underrepresented in the space, which was among a handful of sectors to hold up better than the broad index. In addition, the utilities stocks we did hold underperformed. It was a similar story in energy, consumer staples, and health care, where a combination of stock selection and/or allocation decisions limited the portfolio's performance compared with the index.

Among individual companies, some of the largest detractors were semiconductor-firm Infineon Technologies and medical device firm Agfa Gevaert.
German chipmaker Infineon was impacted by a bleak economic outlook, and fell further near the end of the period because of the poor prospects and need for government aid for one of its business units. Agfa continued to suffer from the disappointing performance of its medical imaging business and announced restructuring plans.

UNDERWEIGHT FINANCIALS BENEFITED

The leading contribution to portfolio performance at the sector level came from an underweight position in financials, the poorest-performing slice of the index. Our investment process focuses on undervalued companies, which requires a judgment about corporate balance sheets, earnings, and security valuations. But several companies in the finance sector have opaque financial statements, making valuation assessments difficult. Because of this lack of transparency and what we believe were optimistic earnings expectations by Wall
Street, we were significantly underweight financial stocks.

Top Ten Holdings as of November 30, 2008
                                      % of net       % of net
                                    assets as of   assets as of
                                      11/30/08        5/31/08

Nintendo Co. Ltd.                       2.4%           2.4%
Novartis AG                             2.3%           1.4%
HSBC Holdings plc                       2.1%           1.8%
France Telecom SA                       2.0%           0.9%
Telefonica SA ADR                       1.9%           1.5%
Sanofi-Aventis                          1.8%           1.2%
GlaxoSmithKline plc                     1.8%           1.3%
Royal Dutch Shell plc, Class B          1.7%           1.5%
E.ON AG                                 1.7%           1.9%
Nestle SA                               1.7%           1.3%

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would have been lower than those shown.

------
17

International Value

Stock selection had a positive effect in the sector, which was home to the largest contributor to relative return, global property and casualty insurer
ACE Limited. The stock performed relatively well during an otherwise brutal period for financial shares, as the firm beat analyst earnings estimates and increased its dividend payout.

OTHER CONTRIBUTORS

In terms of individual companies, four of the top-10 contributors to relative results came from the telecommunication services sector, including France
Telecom, Telefonos de Mexico, Nippon Telephone and Telegraph, and Chunghwa
Telecom. These traditionally defensive-oriented stocks generally held up well because of their strong financial position, steady cash flow, and lack of liquidity or credit problems.

However, the telecommunications sector was also home to the single largest detractor from relative results in the form of Telenor. We hold an overweight position in the stock, which stumbled after announcing lower-than-expected profits as a result of increased competition and difficult economic conditions.

OUTLOOK

"We believe the unprecedented events sweeping global financial markets will offer patient, long-term investors compelling returns when we return to some semblance of normal, functioning markets," said portfolio manager Guang Yang.
"Certainly, it is impossible to know when that will happen; in the meantime, we are finding no shortage of high-quality companies trading at what we believe are very attractive levels."

"Because we build the International Value portfolio stock by stock from the bottom up, the portfolio's sector and industry selection as well as capitalization range allocations reflect where we are finding superior individual securities at a given time," said Yang. "As of November 30, 2008, we found opportunity in the telecommunication services and information technology sectors, the portfolio's largest overweight positions," he added.
"The most notable sector underweights were in financials and consumer staples shares."

Types of Investments in Portfolio
                                      % of net       % of net
                                    assets as of   assets as of
                                      11/30/08        5/31/08

Foreign Common Stocks & Rights          91.1%          88.7%
Temporary Cash Investments              8.4%           10.6%
Other Assets and Liabilities            0.5%           0.7%

Investments by Country as of November 30, 2008
                                      % of net       % of net
                                    assets as of   assets as of
                                      11/30/08        5/31/08

United Kingdom                          19.1%          18.8%
Japan                                   9.2%           8.2%
France                                  9.0%           7.5%
Germany                                 8.5%           7.2%
Switzerland                             8.2%           5.8%
Netherlands                             5.3%           5.1%
Spain                                   4.4%           4.6%
South Korea                             4.2%           5.7%
Hong Kong                               2.9%           2.9%
People's Republic of China              2.3%           2.0%
Taiwan (Republic of China)              2.3%           1.1%
Sweden                                  2.3%           2.8%
Other Countries                         13.4%          17.0%
Cash and Equivalents(1)                 8.9%           11.3%

(1) Includes temporary cash investments and other
assets and liabilities.

------
18

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
19

                         Beginning    Ending     Expenses Paid
                          Account    Account    During Period*   Annualized
                           Value      Value        6/1/08 -        Expense
                          6/1/08     11/30/08      11/30/08        Ratio*

International Growth

ACTUAL
Investor Class            $1,000     $528.10         $5.08          1.33%
Institutional Class       $1,000     $528.80         $4.32          1.13%
A Class                   $1,000     $527.40         $6.03          1.58%
B Class                   $1,000     $525.80         $8.89          2.33%
C Class                   $1,000     $525.50         $8.89          2.33%
R Class                   $1,000     $526.60         $6.98          1.83%

HYPOTHETICAL
Investor Class            $1,000    $1,018.35        $6.71          1.33%
Institutional Class       $1,000    $1,019.35        $5.70          1.13%
A Class                   $1,000    $1,017.10        $7.97          1.58%
B Class                   $1,000    $1,013.35       $11.73          2.33%
C Class                   $1,000    $1,013.35       $11.73          2.33%
R Class                   $1,000    $1,015.85        $9.22          1.83%

Global Growth

ACTUAL
Investor Class            $1,000     $569.50         $4.83          1.23%
Institutional Class       $1,000     $570.20         $4.04          1.03%
A Class                   $1,000     $569.00         $5.81          1.48%
B Class                   $1,000     $566.20         $8.73          2.23%
C Class                   $1,000     $565.90         $8.73          2.23%
R Class                   $1,000     $566.70         $6.78          1.73%

HYPOTHETICAL
Investor Class            $1,000    $1,018.85        $6.21          1.23%
Institutional Class       $1,000    $1,019.85        $5.20          1.03%
A Class                   $1,000    $1,017.60        $7.47          1.48%
B Class                   $1,000    $1,013.85       $11.23          2.23%
C Class                   $1,000    $1,013.85       $11.23          2.23%
R Class                   $1,000    $1,016.35        $8.72          1.73%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
20

                         Beginning    Ending     Expenses Paid
                          Account    Account    During Period*   Annualized
                           Value      Value        6/1/08 -        Expense
                          6/1/08     11/30/08      11/30/08        Ratio*

Emerging Markets

ACTUAL
Investor Class            $1,000     $398.10         $6.01          1.72%
Institutional Class       $1,000     $398.10         $5.31          1.52%
A Class                   $1,000     $397.50         $6.88          1.97%
B Class                   $1,000     $395.30         $9.49          2.72%
C Class                   $1,000     $395.60         $9.49          2.72%
R Class                   $1,000     $396.40         $7.75          2.22%

HYPOTHETICAL
Investor Class            $1,000    $1,016.40        $8.67          1.72%
Institutional Class       $1,000    $1,017.40        $7.67          1.52%
A Class                   $1,000    $1,015.15        $9.92          1.97%
B Class                   $1,000    $1,011.40       $13.68          2.72%
C Class                   $1,000    $1,011.40       $13.68          2.72%
R Class                   $1,000    $1,013.90       $11.18          2.22%

International Value

ACTUAL
Investor Class            $1,000     $564.50         $5.12          1.31%
Institutional Class       $1,000     $565.50         $4.34          1.11%
A Class                   $1,000     $564.40         $6.10          1.56%
B Class                   $1,000     $563.00         $9.03          2.31%
C Class                   $1,000     $562.20         $9.02          2.31%
R Class                   $1,000     $564.20         $7.08          1.81%

HYPOTHETICAL
Investor Class            $1,000    $1,018.45        $6.61          1.31%
Institutional Class       $1,000    $1,019.45        $5.60          1.11%
A Class                   $1,000    $1,017.20        $7.87          1.56%
B Class                   $1,000    $1,013.45       $11.63          2.31%
C Class                   $1,000    $1,013.45       $11.63          2.31%
R Class                   $1,000    $1,015.95        $9.12          1.81%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
21

SCHEDULE OF INVESTMENTS
International Growth

NOVEMBER 30, 2008

Shares                                                                       Value

Common Stocks & Rights -- 99.4%

AUSTRALIA -- 4.3%
         647,534  BHP Billiton Ltd.                                   $ 13,013,322
         897,452  CSL Ltd.                                              20,662,535
         319,714  Rio Tinto Ltd.                                         9,859,071
       3,124,420  Telstra Corp. Ltd.                                     8,340,789
                                                                    --------------
                                                                        51,875,717
                                                                    --------------
BELGIUM -- 2.2%
         312,537  Anheuser-Busch Inbev NV                                5,143,721
         166,785  KBC Groep NV                                           5,060,328
         935,143  SES SA Fiduciary Depositary Receipt                   16,387,489
                                                                    --------------
                                                                        26,591,538
                                                                    --------------
BERMUDA -- 0.5%
         190,461  Lazard Ltd., Class A                                   5,953,811
                                                                    --------------
BRAZIL -- 2.2%
         911,500  Cia Vale do Rio Doce, preference shares                9,819,696
       1,422,000  Redecard SA                                           16,516,678
                                                                    --------------
                                                                        26,336,374
                                                                    --------------
CANADA -- 3.8%
         297,350  Canadian National Railway Co.                         10,484,692
         169,700  EnCana Corp.                                           7,943,657
         317,620  Gildan Activewear, Inc.(1)                             5,375,620
         387,480  Research In Motion Ltd.(1)                            16,456,276
         148,260  Shoppers Drug Mart Corp.                               5,282,704
                                                                    --------------
                                                                        45,542,949
                                                                    --------------
CZECH REPUBLIC -- 0.8%
         233,800  CEZ AS                                                 9,280,848
                                                                    --------------
DENMARK -- 1.9%
         379,686  Novo Nordisk AS B Shares                              19,404,484
          73,520  Vestas Wind Systems AS(1)                              3,343,025
                                                                    --------------
                                                                        22,747,509
                                                                    --------------
FINLAND -- 1.4%
         447,570  Fortum Oyj                                             8,992,238
         231,990  Nokia Oyj                                              3,282,412
         584,280  Stora Enso Oyj R Shares                                4,766,542
                                                                    --------------
                                                                        17,041,192
                                                                    --------------
FRANCE -- 7.2%
         192,770  ALSTOM SA                                             10,283,874
         597,395  AXA SA                                                11,438,441
         224,050  BNP Paribas                                           12,421,397
         113,980  Compagnie Generale des Etablissements
                  Michelin, Class B                                      5,471,012

Shares                                                                       Value

          80,940  Essilor International SA                              $3,239,451
          77,218  Groupe Danone                                          4,451,381
         460,776  Total SA                                              24,182,985
         251,754  Ubisoft Entertainment SA(1)                            5,802,275
         342,280  Vivendi                                                9,703,748
                                                                    --------------
                                                                        86,994,564
                                                                    --------------
GERMANY -- 7.2%
          76,420  adidas AG                                              2,391,264
         170,170  Bayer AG                                               8,845,425
         124,140  Deutsche Boerse AG                                     8,927,883
         732,253  Deutsche Telekom AG                                   10,193,583
         447,023  Fresenius Medical Care AG & Co. KGaA                  19,536,498
         107,243  K+S AG                                                 4,863,231
          89,570  Linde AG                                               6,575,155
         142,480  Muenchener Rueckversicherungs AG                      19,465,595
          17,974  Q-Cells AG(1)                                            605,500
         153,040  SAP AG                                                 5,259,445
                                                                    --------------
                                                                        86,663,579
                                                                    --------------
GREECE -- 1.5%
         139,410  Coca Cola Hellenic Bottling Co. SA                     2,169,593
         840,941  National Bank of Greece SA                            16,066,357
                                                                    --------------
                                                                        18,235,950
                                                                    --------------
HONG KONG -- 1.4%
         259,000  China Mobile Ltd.                                      2,374,491
         265,700  Hang Seng Bank Ltd.                                    3,400,254
       1,298,000  Li & Fung Ltd.                                         2,362,718
       4,628,000  Link Real Estate Investment Trust (The)                8,738,317
                                                                    --------------
                                                                        16,875,780
                                                                    --------------
INDIA -- 0.9%
         474,366  Bharti Airtel Ltd.(1)                                  6,405,204
         153,838  Housing Development Finance Corp. Ltd.                 4,537,439
                                                                    --------------
                                                                        10,942,643
                                                                    --------------
IRELAND -- 1.0%
         450,969  Ryanair Holdings plc ADR(1)                           11,842,446
                                                                    --------------
ISRAEL -- 1.2%
         339,740  Teva Pharmaceutical Industries Ltd. ADR               14,659,781
                                                                    --------------
ITALY -- 4.0%
       1,156,979  ENI SpA                                               26,252,530
         184,144  Finmeccanica SpA                                       2,306,843
       1,865,260  Intesa Sanpaolo SpA                                    5,640,263
         922,494  Saipem SpA                                            14,381,018
                                                                    --------------
                                                                        48,580,654
                                                                    --------------

------
22

International Growth

Shares                                                                       Value

JAPAN -- 14.4%
         174,000  Benesse Corp.                                         $7,363,081
         140,500  Canon, Inc.                                            4,180,605
           1,281  Central Japan Railway Co.                             10,841,773
         270,800  FamilyMart Co. Ltd.                                   11,032,675
          93,400  FAST RETAILING CO. LTD.                               10,721,489
         298,000  Honda Motor Co. Ltd.                                   6,550,120
       2,332,310  iShares MSCI Japan Index Fund                         20,197,805
         657,000  Japan Steel Works Ltd. (The)                           6,753,295
         350,400  Konami Corp.                                           7,941,869
         312,300  Kurita Water Industries Ltd.                           7,392,000
         223,200  Mitsubishi Corp.                                       2,776,103
          68,200  Nintendo Co. Ltd.                                     21,110,670
          18,520  Rakuten, Inc.                                         10,131,795
         155,000  Shiseido Co. Ltd.                                      2,882,809
           6,350  Sony Financial Holdings, Inc.                         18,782,115
             950  Sumitomo Mitsui Financial Group, Inc.                  3,485,025
         190,600  Terumo Corp.                                           8,851,379
       1,001,000  Tokyo Gas Co. Ltd.                                     4,509,458
         115,400  Unicharm Corp.                                         7,967,565
                                                                    --------------
                                                                       173,471,631
                                                                    --------------
LUXEMBOURG -- 0.2%
          66,300  Millicom International Cellular SA                     2,541,279
                                                                    --------------
NETHERLANDS -- 3.5%
         124,410  ASML Holding NV                                        1,898,039
       1,781,610  Koninklijke Ahold NV                                  19,887,479
       1,287,900  Koninklijke KPN NV                                    17,811,910
         102,040  Unilever NV CVA                                        2,386,073
                                                                    --------------
                                                                        41,983,501
                                                                    --------------
PEOPLE'S REPUBLIC OF CHINA -- 1.1%
       3,320,000  China Communications Construction Co. Ltd.
                  H Shares                                               3,556,854
       6,369,500  China Merchants Bank Co. Ltd. H Shares                10,228,861
                                                                    --------------
                                                                        13,785,715
                                                                    --------------
SINGAPORE -- 0.5%
         758,000  United Overseas Bank Ltd.                              6,583,117
                                                                    --------------
SOUTH KOREA -- 0.4%
         149,990  Hyundai Motor Co.                                      4,242,408
                                                                    --------------
SPAIN -- 4.1%
       1,688,803  Banco Santander SA(1)                                 13,890,023
         906,113  Cintra Concesiones de Infraestructuras de
                  Transporte SA(1)                                       7,242,440

Shares                                                                       Value

         618,190  Indra Sistemas SA                                   $ 12,644,077
         752,190  Telefonica SA                                         15,275,666
                                                                    --------------
                                                                        49,052,206
                                                                    --------------
SWEDEN -- 0.2%
          55,090  H & M Hennes & Mauritz AB B Shares                     2,028,574
                                                                    --------------
SWITZERLAND -- 9.8%
         523,545  ABB Ltd.(1)                                            6,764,863
         110,920  Credit Suisse Group AG                                 3,255,812
         162,610  EFG International AG                                   2,597,681
         409,020  Julius Baer Holding AG                                13,512,468
          71,800  Lonza Group AG                                         5,939,520
         689,050  Nestle SA                                             24,924,712
         439,220  Novartis AG                                           20,531,462
         115,829  Roche Holding AG                                      16,285,664
           7,730  SGS SA                                                 6,621,664
          95,463  Syngenta AG                                           16,980,212
                                                                    --------------
                                                                       117,414,058
                                                                    --------------
TAIWAN (REPUBLIC OF CHINA) -- 0.6%
       2,168,800  Hon Hai Precision Industry Co. Ltd.                    4,212,661
         391,840  Taiwan Semiconductor Manufacturing Co. Ltd. ADR        2,801,656
                                                                    --------------
                                                                         7,014,317
                                                                    --------------
UNITED KINGDOM -- 23.1%
         620,847  Admiral Group plc                                      9,428,634
         359,230  Aggreko plc                                            2,487,805
         386,720  AMEC plc                                               3,142,334
          77,069  Anglo American plc                                     1,832,842
         473,860  AstraZeneca plc                                       17,905,970
         558,957  Autonomy Corp. plc(1)                                  8,055,554
         688,120  BAE Systems plc                                        3,782,459
       1,995,259  BG Group plc                                          28,573,220
         438,978  British American Tobacco plc                          11,504,041
       1,934,523  British Sky Broadcasting Group plc                    13,189,267
         354,730  Cadbury plc                                            3,006,890
       1,108,090  Capita Group plc (The)                                11,881,569
       2,959,616  Cobham plc                                             8,124,336
       2,699,520  Compass Group plc                                     12,803,946
         844,532  GlaxoSmithKline plc                                   14,630,598
         948,394  HSBC Holdings plc                                     10,192,908
         620,290  International Power plc                                2,469,424
       1,775,201  Man Group plc                                          6,913,403
         362,610  Next plc                                               6,216,391
         487,613  Reckitt Benckiser Group plc                           20,694,356
       1,448,043  Reed Elsevier plc                                     12,040,395
       1,075,570  Scottish and Southern Energy plc                      18,233,977

------
23

International Growth

Shares                                                                       Value

       1,779,720  Stagecoach Group plc                                  $4,809,809
         460,740  Standard Chartered plc                                 6,023,250
         151,892  Standard Chartered plc Rights(1)                         957,770
       3,568,259  Tesco plc                                             16,193,379
       2,202,670  TUI Travel plc                                         7,201,756
       8,073,620  Vodafone Group plc                                    15,773,241
                                                                    --------------
                                                                       278,069,524
                                                                    --------------
TOTAL COMMON STOCKS & RIGHTS
(Cost $1,423,149,578)                                                1,196,351,665
                                                                    --------------

Temporary Cash Investments -- 0.3%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 4.75%,
2/15/37, valued at $4,278,542), in a joint trading account at
0.20%, dated 11/28/08, due 12/1/08 (Delivery value $4,200,070)
(Cost $4,200,000)                                                        4,200,000
                                                                    --------------
TOTAL INVESTMENT SECURITIES -- 99.7%
(Cost $1,427,349,578)                                                1,200,551,665
                                                                    --------------
OTHER ASSETS AND LIABILITIES -- 0.3%                                     3,307,031
                                                                    --------------
TOTAL NET ASSETS -- 100.0%                                          $1,203,858,696
                                                                    ==============

Market Sector Diversification
(as a % of net assets)

Financials                       18.5%
Health Care                      13.0%
Consumer Staples                 11.4%
Consumer Discretionary           11.2%
Industrials                      10.1%
Energy                            8.7%
Information Technology            7.8%
Materials                         6.9%
Telecommunication Services        6.5%
Utilities                         3.6%
Diversified                       1.7%
Cash and Equivalents*             0.6%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

CVA = Certificaten Van Aandelen

MSCI = Morgan Stanley Capital International

(1) Non-income producing.

Geographic classifications and market sector diversification are unaudited.

See Notes to Financial Statements.

------
24

Global Growth

NOVEMBER 30, 2008

Shares                                                                       Value

Common Stocks -- 98.6%

AUSTRALIA -- 3.8%
          226,080  BHP Billiton Ltd.                                   $ 4,543,471
          265,345  CSL Ltd.                                              6,109,185
           23,510  Rio Tinto Ltd.                                          724,982
          465,240  Telstra Corp. Ltd.                                    1,241,980
                                                                      ------------
                                                                        12,619,618
                                                                      ------------
BELGIUM -- 2.2%
           41,280  KBC Groep NV                                          1,252,453
          342,527  SES SA Fiduciary Depositary Receipt                   6,002,459
                                                                      ------------
                                                                         7,254,912
                                                                      ------------
BERMUDA -- 1.1%
           52,830  Accenture Ltd., Class A                               1,636,673
           60,171  Lazard Ltd., Class A                                  1,880,945
                                                                      ------------
                                                                         3,517,618
                                                                      ------------
BRAZIL -- 0.8%
          231,700  Redecard SA                                           2,691,220
                                                                      ------------
CANADA -- 2.7%
           79,460  Canadian National Railway Co.                         2,798,581
           37,182  Gildan Activewear, Inc.(1)                              633,581
           43,630  Research In Motion Ltd.(1)                            1,852,966
           96,710  Shoppers Drug Mart Corp.                              3,445,908
                                                                      ------------
                                                                         8,731,036
                                                                      ------------
CHANNEL ISLANDS -- 0.6%
          111,130  Amdocs Ltd.(1)                                        2,088,133
                                                                      ------------
DENMARK -- 0.5%
           31,630  Novo Nordisk AS B Shares                              1,616,504
                                                                      ------------
FRANCE -- 1.6%
           53,050  ALSTOM SA                                             2,830,106
           40,720  Pernod-Ricard SA                                      2,405,421
                                                                      ------------
                                                                         5,235,527
                                                                      ------------
GERMANY -- 5.7%
           64,480  Deutsche Boerse AG                                    4,637,264
          114,790  Fresenius Medical Care AG & Co. KGaA                  5,016,732
           33,310  Linde AG                                              2,445,221
           38,240  Muenchener Rueckversicherungs AG                      5,224,343
           40,420  SAP AG ADR                                            1,379,939
                                                                      ------------
                                                                        18,703,499
                                                                      ------------
GREECE -- 0.7%
          127,396  National Bank of Greece SA                            2,433,928
                                                                      ------------

Shares                                                                       Value

HONG KONG -- 1.0%
          606,000  Li & Fung Ltd.                                      $ 1,103,087
        1,123,500  Link Real Estate Investment Trust (The)               2,121,327
                                                                      ------------
                                                                         3,224,414
                                                                      ------------
INDIA -- 0.6%
          135,890  Bharti Airtel Ltd.(1)                                 1,834,877
                                                                      ------------
IRELAND -- 0.6%
           69,500  Ryanair Holdings plc ADR(1)                           1,825,070
                                                                      ------------
ITALY -- 0.6%
          131,120  Saipem SpA                                            2,044,067
                                                                      ------------
JAPAN -- 4.3%
              210  Central Japan Railway Co.                             1,777,340
           42,400  FamilyMart Co. Ltd.                                   1,727,420
           40,300  Kurita Water Industries Ltd.                            953,883
           15,900  Nintendo Co. Ltd.                                     4,921,696
            5,182  Rakuten, Inc.                                         2,834,933
              676  Sony Financial Holdings, Inc.                         1,999,482
                                                                      ------------
                                                                        14,214,754
                                                                      ------------
NETHERLANDS -- 2.4%
          153,900  Koninklijke Ahold NV                                  1,717,931
          447,270  Koninklijke KPN NV                                    6,185,832
                                                                      ------------
                                                                         7,903,763
                                                                      ------------
SPAIN -- 1.3%
          547,162  Cintra Concesiones de Infraestructuras de
                   Transporte SA                                         4,373,393
                                                                      ------------
SWITZERLAND -- 6.0%
           63,730  ACE Ltd.                                              3,329,893
          115,079  EFG International AG                                  1,838,377
           83,140  Julius Baer Holding AG                                2,746,630
           34,050  Lonza Group AG                                        2,816,722
          192,680  Nestle SA                                             6,969,731
            2,360  SGS SA                                                2,021,621
                                                                      ------------
                                                                        19,722,974
                                                                      ------------
UNITED KINGDOM -- 10.5%
          163,915  Admiral Group plc                                     2,489,333
          319,330  BG Group plc                                          4,572,983
          131,000  British Sky Broadcasting Group plc                      893,137
          370,529  Capita Group plc (The)                                3,973,022
        1,155,530  Compass Group plc                                     5,480,731
          898,250  International Power plc                               3,576,005
          183,765  Reckitt Benckiser Group plc                           7,799,009
          653,283  Stagecoach Group plc                                  1,765,540
          849,020  Tesco plc                                             3,853,000
                                                                      ------------
                                                                        34,402,760
                                                                      ------------

------
25

Global Growth

Shares                                                                       Value

UNITED STATES -- 51.6%
           90,890  Abbott Laboratories                                 $ 4,761,727
          294,470  Activision Blizzard, Inc.(1)                          3,445,299
           30,100  Air Products & Chemicals, Inc.                        1,437,576
           62,080  Allergan, Inc.                                        2,339,174
           87,660  American Express Co.                                  2,043,355
          166,170  American Tower Corp., Class A(1)                      4,526,471
           98,200  AON Corp.                                             4,448,460
           24,650  Apollo Group, Inc., Class A(1)                        1,894,106
           54,420  Apple, Inc.(1)                                        5,043,101
           93,150  Bank of New York Mellon Corp. (The)                   2,814,061
           51,220  Baxter International, Inc.                            2,709,538
           46,470  Becton, Dickinson & Co.                               2,952,239
           43,950  Celgene Corp.(1)                                      2,289,795
          251,110  Charles Schwab Corp. (The)                            4,602,846
           45,650  Chevron Corp.                                         3,606,807
           15,220  Church & Dwight Co., Inc.                               904,677
          349,480  Cisco Systems, Inc.(1)                                5,780,399
           81,310  Colgate-Palmolive Co.                                 5,290,842
          117,220  Corrections Corp. of America(1)                       2,120,510
          159,830  Covidien Ltd.                                         5,889,735
          233,090  CVS/Caremark Corp.                                    6,743,294
           46,450  Devon Energy Corp.                                    3,360,193
          353,090  DIRECTV Group, Inc. (The)(1)                          7,771,511
           37,490  FMC Technologies, Inc.(1)                             1,029,850
            7,220  Google, Inc., Class A(1)                              2,115,171
          193,090  Hewlett-Packard Co.                                   6,812,215
          158,220  Hudson City Bancorp., Inc.                            2,643,856
           67,870  Juniper Networks, Inc.(1)                             1,179,581
           42,040  MasterCard, Inc., Class A                             6,108,412
          140,530  McDonald's Corp.                                      8,256,138
          181,600  Microsoft Corp.                                       3,671,952
           42,900  Monsanto Co.                                          3,397,680
           97,210  Occidental Petroleum Corp.                            5,262,949
          338,680  Oracle Corp.(1)                                       5,449,361
           35,260  Raytheon Co.                                          1,720,688
          129,380  SAIC, Inc.(1)                                         2,302,964
          150,100  Southwest Airlines Co.                                1,298,365
          126,525  Southwestern Energy Co.(1)                            4,348,664
          171,970  St. Jude Medical, Inc.(1)                             4,820,319
          143,530  Thermo Fisher Scientific, Inc.(1)                     5,121,150
           30,240  U.S. Bancorp.                                           815,875
          120,480  Union Pacific Corp.                                   6,028,819

Shares                                                                       Value

          128,930  Wal-Mart Stores, Inc.                               $ 7,204,608
          237,800  Western Union Co. (The)                               3,155,606
                                                                      ------------
                                                                       169,519,939
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $403,497,292)                                                    323,958,006
                                                                      ------------

Temporary Cash Investments -- 1.4%

           32,181  JPMorgan U.S. Treasury Plus Money Market Fund
                   Agency Shares                                            32,181

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 4.75%,
2/15/37, valued at $4,584,152), in a joint trading account at
0.20%, dated 11/28/08, due 12/1/08 (Delivery value $4,500,075)           4,500,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $4,532,181)                                                        4,532,181
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $408,029,473)                                                    328,490,187
                                                                      ------------
OTHER ASSETS AND LIABILITIES(2)                                             94,190
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $328,584,377
                                                                      ============

Market Sector Diversification
(as a % of net assets)

Information Technology           17.4%
Financials                       15.2%
Consumer Staples                 14.6%
Health Care                      14.1%
Consumer Discretionary           10.6%
Industrials                      10.2%
Energy                            7.4%
Telecommunication Services        4.2%
Materials                         3.8%
Utilities                         1.1%
Cash and Equivalents*             1.4%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

(2) Category is less than 0.05% of total net assets.

Geographic classifications and market sector diversification are unaudited.

See Notes to Financial Statements.

------
26

Emerging Markets

NOVEMBER 30, 2008

Shares                                                                       Value

Common Stocks -- 97.7%

BRAZIL -- 12.9%
           450,100  ALL - America Latina Logistica SA                  $ 2,188,357
           400,000  Banco Bradesco SA, preference shares                 4,248,797
           253,552  Dufry South America Ltd. BDR                         1,399,164
           232,900  Global Village Telecom Holding SA(1)                 2,634,763
           328,300  Lupatech SA(1)                                       2,622,488
           405,000  Natura Cosmeticos SA                                 3,672,359
           584,301  Petroleo Brasileiro SA ADR                          12,235,263
           498,300  Redecard SA                                          5,787,806
           478,400  Tractebel Energia SA                                 3,999,147
           571,800  Unibanco-Uniao de Bancos Brasileiros SA              3,646,662
           379,208  Vivo Particpacoes SA ADR, preference shares(1)       4,705,971
                                                                      ------------
                                                                        47,140,777
                                                                      ------------
CHILE -- 0.6%
           368,859  Cia Cervecerias Unidas SA                            2,063,566
                                                                      ------------
CZECH REPUBLIC -- 4.2%
           115,063  CEZ AS                                               4,567,503
            36,422  Komercni Banka AS                                    5,473,151
           242,019  Telefonica O2 Czech Republic AS                      5,265,756
                                                                      ------------
                                                                        15,306,410
                                                                      ------------
HONG KONG -- 5.1%
           250,063  China Mobile Ltd. ADR                               11,460,387
         8,817,000  CNOOC Ltd.                                           7,220,369
                                                                      ------------
                                                                        18,680,756
                                                                      ------------
HUNGARY -- 1.7%
         1,280,919  Magyar Telekom Telecommuncations plc                 3,791,143
            16,775  Richter Gedeon Nyrt                                  2,254,596
                                                                      ------------
                                                                         6,045,739
                                                                      ------------
INDIA -- 6.5%
           447,633  Dr. Reddys Laboratories Ltd.                         3,845,041
         3,118,626  Power Finance Corp. Ltd.                             6,954,068
         3,733,362  Power Grid Corp. of India Ltd.                       5,525,681
         1,270,614  Rolta India Ltd.                                     4,377,786
           177,449  United Spirits Ltd.(1)                               3,037,315
                                                                      ------------
                                                                        23,739,891
                                                                      ------------
INDONESIA -- 1.8%
        19,446,000  PT Bank Central Asia Tbk                             4,379,287
        11,342,000  PT Bumi Resources Tbk                                  931,041
         7,299,000  PT Perusahaan Gas Negara                             1,122,863
                                                                      ------------
                                                                         6,433,191
                                                                      ------------

Shares                                                                       Value

ISRAEL -- 1.9%
           160,569  Teva Pharmaceutical Industries Ltd. ADR            $ 6,928,552
                                                                      ------------
LUXEMBOURG -- 0.3%
            51,843  Tenaris SA ADR                                       1,090,258
                                                                      ------------
MALAYSIA -- 0.6%
        10,557,600  SapuraCrest Petroleum Bhd                            2,134,393
                                                                      ------------
MEXICO -- 3.1%
           144,121  America Movil, SAB de CV ADR, Series L               4,323,630
           305,775  Desarrolladora Homex SAB de CV(1)                      826,728
         2,644,055  Grupo Financiero Banorte, SAB de CV, Class O         4,115,476
           743,314  Grupo Modelo SAB de CV                               1,887,570
                                                                      ------------
                                                                        11,153,404
                                                                      ------------
MULTI-NATIONAL -- 3.8%
           604,298  iShares MSCI Emerging Markets Index Fund            13,874,682
                                                                      ------------
PEOPLE'S REPUBLIC OF CHINA -- 15.7%
        12,227,500  Asia Cement China Holdings Corp.(1)                  5,379,407
         5,306,000  China Construction Bank Corp., H Shares              2,772,763
         4,533,000  China High Speed Transmission Equipment Group
                    Co. Ltd.                                             3,582,517
         1,773,500  China Merchants Bank Co. Ltd. H Shares               2,848,086
         1,826,500  China Railway Construction Corp., H Shares(1)        2,478,594
        15,017,428  China South Locomotive & Rolling Stock Corp. H
                    Shares(1)                                            6,336,712
         4,374,000  China Yurun Food Group Ltd.                          4,868,067
        19,156,000  Industrial & Commercial Bank of China Ltd.
                    H Shares                                             9,421,737
           235,929  Mindray Medical International Ltd. ADR               4,265,596
           104,760  New Oriental Education & Technology Group
                    ADR(1)                                               5,406,664
         2,388,000  Parkson Retail Group Ltd.                            2,211,089
           545,200  Tencent Holdings Ltd.                                3,001,936
        11,575,000  Want Want China Holdings Ltd.                        4,711,716
                                                                      ------------
                                                                        57,284,884
                                                                      ------------
PERU -- 1.7%
           142,767  Credicorp Ltd.                                       6,238,918
                                                                      ------------

------
27

Emerging Markets

Shares                                                                       Value

POLAND -- 4.0%
         2,627,719  Polskie Gornictwo Naftowe I Gazownictwo SA         $ 3,124,845
           466,480  Powszechna Kasa Oszczednosci Bank Polski SA          5,068,856
           992,525  Telekomunikacja Polska SA                            6,511,010
                                                                      ------------
                                                                        14,704,711
                                                                      ------------
RUSSIAN FEDERATION -- 4.4%
           693,919  Globaltrans Investment plc GDR(1)                    1,549,472
           443,717  OAO Gazprom ADR                                      7,791,295
            80,906  OAO LUKOIL                                           2,612,118
           299,707  OJSC Pharmstandard GDR(1)                            2,844,859
           225,238  X5 Retail Group NV GDR(1)                            1,228,410
                                                                      ------------
                                                                        16,026,154
                                                                      ------------
SINGAPORE -- 1.2%
         2,396,000  Wilmar International Ltd.                            4,379,134
                                                                      ------------
SOUTH AFRICA -- 7.5%
         1,085,040  Aspen Pharmacare Holdings Ltd.(1)                    4,048,007
           141,295  MTN Group Ltd.                                       1,476,944
           358,434  Naspers Ltd., Class N                                5,520,708
           290,703  Sasol Ltd.                                           8,348,360
           535,464  Shoprite Holdings Ltd.                               2,410,285
           231,374  Tiger Brands Ltd.                                    3,130,738
           787,596  Truworths International Ltd.                         2,480,230
                                                                      ------------
                                                                        27,415,272
                                                                      ------------
SOUTH KOREA -- 10.6%
            19,539  DC Chemical Co. Ltd.                                 2,682,954
            33,029  Hite Brewery Co. Ltd.(1)                             4,069,097
           140,840  Korean Reinsurance Co.                                 858,484
           158,200  KT Freetel Co. Ltd.(1)                               3,070,087
            16,076  LG Household & Health Care Ltd.                      1,830,731
            31,606  Nong Shim Co. Ltd.                                   4,853,834
            24,637  Samsung Electronics Co. Ltd.                         8,149,078
            55,038  Samsung Fire & Marine Insurance Co. Ltd.             7,264,795
            39,787  Yuhan Corp.                                          5,784,459
                                                                      ------------
                                                                        38,563,519
                                                                      ------------

Shares                                                                       Value

TAIWAN (REPUBLIC OF CHINA) -- 7.1%
         1,682,000  Acer, Inc.                                         $ 2,146,760
         2,739,673  Asia Cement Corp.                                    2,221,879
         1,054,200  Hon Hai Precision Industry Co. Ltd.                  2,047,670
           819,350  MediaTek, Inc.                                       5,460,281
         2,159,000  President Chain Store Corp.                          5,087,871
         6,220,100  Taiwan Semiconductor Manufacturing Co. Ltd.          7,676,945
         2,035,000  Wistron Corp.                                        1,355,040
                                                                      ------------
                                                                        25,996,446
                                                                      ------------
THAILAND -- 0.5%
         1,507,500  Kasikornbank PCL NVDR                                1,824,861
                                                                      ------------
TURKEY -- 2.1%
           615,200  Anadolu Efes Biracilik Ve Malt                       4,846,997
         1,957,679  Turkiye Garanti Bankasi AS(1)                        2,881,030
                                                                      ------------
                                                                         7,728,027
                                                                      ------------
UNITED KINGDOM -- 0.4%
           211,668  Antofagasta plc                                      1,417,807
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $515,578,435)                                                    356,171,352
                                                                      ------------

Temporary Cash Investments -- 1.2%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 4.75%,
2/15/37, valued at $4,584,152), in a joint trading account at
0.20%, dated 11/28/08, due 12/1/08 (Delivery value $4,500,075)
(Cost $4,500,000)                                                        4,500,000
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 98.9%
(Cost $520,078,435)                                                    360,671,352
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 1.1%                                     3,836,562
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $364,507,914
                                                                      ============

------
28

Emerging Markets

Market Sector Diversification
(as a % of net assets)

Financials                       20.2%
Consumer Staples                 14.3%
Energy                           12.5%
Telecommunication Services       11.9%
Information Technology            9.4%
Health Care                       8.2%
Industrials                       5.1%
Consumer Discretionary            4.9%
Utilities                         4.2%
Diversified                       3.8%
Materials                         3.2%
Cash and Equivalents*             2.3%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

BDR = Brazilian Depositary Receipt

GDR = Global Depositary Receipt

MSCI = Morgan Stanley Capital International

NVDR = Non-Voting Depositary Receipts

OJSC = Open Joint Stock Company

(1) Non-income producing.

Geographic classifications and market sector diversification are unaudited.

See Notes to Financial Statements.

------
29

International Value

NOVEMBER 30, 2008

Shares                                                                       Value

Common Stocks & Rights -- 91.1%

AUSTRALIA -- 1.2%
          113,610  Alumina Ltd.                                           $ 95,363
            4,630  Australia & New Zealand Banking Group Ltd.               45,481
           26,912  National Australia Bank Ltd.                            357,609
                                                                       -----------
                                                                           498,453
                                                                       -----------
AUSTRIA -- 0.5%
           16,860  Telekom Austria AG                                      225,823
                                                                       -----------
BELGIUM -- 0.4%
           49,880  AGFA-Gevaert NV(1)                                      151,743
                                                                       -----------
BRAZIL -- 1.7%
           41,720  Cia Vale do Rio Doce ADR, preference shares             454,331
           18,780  Empresa Brasileira de Aeronautica SA ADR,
                   preference shares                                       291,653
                                                                       -----------
                                                                           745,984
                                                                       -----------
DENMARK -- 0.7%
            6,874  Vestas Wind Systems AS(1)                               312,567
                                                                       -----------
FINLAND -- 1.3%
           34,110  Stora Enso Oyj R Shares                                 278,269
           20,660  UPM-Kymmene Oyj                                         298,068
                                                                       -----------
                                                                           576,337
                                                                       -----------
FRANCE -- 9.0%
            4,160  Accor SA                                                160,283
           24,219  AXA SA                                                  463,726
            8,110  Compagnie Generale des Etablissements Michelin,
                   Class B                                                 389,278
            6,680  Electricite de France                                   387,879
           33,620  France Telecom SA                                       867,939
           11,844  GDF Suez                                                476,754
           14,343  Sanofi-Aventis                                          795,880
            3,105  Suez Environnement SA(1)                                 53,487
           15,920  Thomson(1)                                               16,987
            3,880  Total SA                                                203,635
            5,032  Valeo SA                                                 63,360
                                                                       -----------
                                                                         3,879,208
                                                                       -----------
GERMANY -- 8.5%
            8,620  BASF SE                                                 277,252
           15,080  Bayerische Motoren Werke AG                             380,060
           42,330  Deutsche Post AG                                        610,295
           20,850  E.ON AG                                                 735,243

Shares                                                                       Value

           97,940  Infineon Technologies AG(1)                           $ 232,671
            6,980  Merck KGaA                                              586,645
           11,810  SAP AG                                                  405,868
            7,490  Siemens AG ADR                                          447,153
                                                                       -----------
                                                                         3,675,187
                                                                       -----------
HONG KONG -- 2.9%
           54,300  Cheung Kong Holdings Ltd.                               507,305
           56,900  Hutchison Whampoa Ltd.                                  283,681
           40,500  Swire Pacific Ltd. A Shares                             272,559
          146,000  Swire Pacific Ltd. B Shares                             188,857
                                                                       -----------
                                                                         1,252,402
                                                                       -----------
ISRAEL -- 0.9%
           19,490  Check Point Software Technologies(1)                    401,689
                                                                       -----------
ITALY -- 1.9%
           21,370  ENI SpA                                                 484,898
           26,230  Mediaset SpA                                            142,526
           90,660  UniCredit SpA                                           208,449
                                                                       -----------
                                                                           835,873
                                                                       -----------
JAPAN -- 9.2%
           10,200  FUJIFILM Holdings Corp.                                 246,653
           62,400  Hitachi Ltd.                                            289,240
            6,600  Mabuchi Motor Co. Ltd.                                  282,222
           22,000  Mitsubishi UFJ Financial Group, Inc.                    120,271
            9,000  Mitsubishi UFJ Financial Group, Inc. ADR                 49,320
           22,000  NGK Spark Plug Co. Ltd.                                 184,433
            3,400  Nintendo Co. Ltd.                                     1,052,438
              101  Nippon Telegraph & Telephone Corp.                      439,444
           17,600  Nomura Holdings, Inc.                                   127,068
           11,900  Olympus Corp.                                           246,903
           32,600  Sompo Japan Insurance, Inc.                             188,954
           12,300  Sony Corp.                                              238,714
           10,600  Takeda Pharmaceutical Co. Ltd.                          512,150
              300  Toshiba Corp.                                             1,098
                                                                       -----------
                                                                         3,978,908
                                                                       -----------
MEXICO -- 1.4%
           22,820  Telefonos de Mexico SAB de CV ADR                       396,155
           22,820  Telmex Internacional SAB de CV ADR                      221,126
                                                                       -----------
                                                                           617,281
                                                                       -----------

------
30

International Value

Shares                                                                       Value

NETHERLANDS -- 5.3%
            4,410  Akzo Nobel NV                                         $ 150,703
           27,040  ING Groep NV CVA                                        227,118
           23,417  Koninklijke Philips Electronics NV                      382,070
           29,199  Reed Elsevier NV                                        343,241
           28,585  Royal Dutch Shell plc, Class B                          756,758
           23,440  SBM Offshore NV                                         366,200
            5,240  Wolters Kluwer NV                                        88,308
                                                                       -----------
                                                                         2,314,398
                                                                       -----------
NORWAY -- 0.8%
           62,970  Telenor ASA                                             343,352
                                                                       -----------
PEOPLE'S REPUBLIC OF CHINA -- 2.3%
          145,000  Byd Co. Ltd. H Shares                                   221,748
           63,500  China Shenhua Energy Co. Ltd. H Shares                  117,172
          824,000  China Telecom Corp. Ltd. H Shares                       313,231
          990,000  Shanghai Electric Group Co. Ltd. H Shares(1)            349,913
                                                                       -----------
                                                                         1,002,064
                                                                       -----------
PORTUGAL -- 0.7%
           39,220  Portugal Telecom SGPS SA                                290,567
            4,641  Zon Multimedia Servicos de Telecomunicacoes e
                   Multimedia SGPS SA                                       22,752
                                                                       -----------
                                                                           313,319
                                                                       -----------
RUSSIA -- 0.7%
           16,680  OAO Gazprom ADR                                         292,887
                                                                       -----------
SINGAPORE -- 0.9%
           61,500  DBS Group Holdings Ltd.                                 380,750
                                                                       -----------
SOUTH KOREA -- 4.2%
           10,360  Hyundai Motor Co.                                       293,029
            6,890  KB Financial Group, Inc.(1)                             141,646
           13,780  Korea Electric Power Corp.                              259,074
           19,660  KT Corp ADR                                             222,944
            1,950  Samsung Electronics Co. Ltd.                            644,993
           16,530  SK Telecom Co. Ltd. ADR                                 267,951
                                                                       -----------
                                                                         1,829,637
                                                                       -----------
SPAIN -- 4.4%
           41,710  Banco Santander SA                                      343,055
           27,680  Iberdrola SA                                            206,322
           27,430  Repsol YPF SA                                           532,264
           13,460  Telefonica SA ADR                                       821,598
                                                                       -----------
                                                                         1,903,239
                                                                       -----------

Shares                                                                       Value

SWEDEN -- 2.3%
           50,980  Atlas Copco AB A Shares                               $ 360,362
           18,570  Niscayah Group AB                                        18,410
           12,900  Nordea Bank AB                                           92,763
           47,630  Nordea Bank AB FDR                                      341,496
           18,570  Securitas AB B Shares                                   175,583
                                                                       -----------
                                                                           988,614
                                                                       -----------
SWITZERLAND -- 8.2%
           11,760  ACE Ltd.                                                614,460
            6,580  Lonza Group AG                                          544,318
           20,300  Nestle SA                                               734,303
           21,250  Novartis AG                                             993,337
            9,307  Swiss Reinsurance                                       383,351
           20,605  UBS AG(1)                                               259,582
                                                                       -----------
                                                                         3,529,351
                                                                       -----------
TAIWAN (REPUBLIC OF CHINA) -- 2.3%
           17,647  Chunghwa Telecom Co. Ltd. ADR                           275,999
          303,592  Compal Electronics, Inc.                                157,928
          149,476  Lite-On Technology Corp.                                106,006
          368,000  Taiwan Semiconductor Manufacturing Co. Ltd.             454,191
                                                                       -----------
                                                                           994,124
                                                                       -----------
TURKEY -- 0.3%
           10,400  Turkcell Iletisim Hizmet AS ADR                         143,312
                                                                       -----------
UNITED KINGDOM -- 19.1%
           69,640  Aviva plc                                               431,450
           92,850  BAE Systems plc                                         510,378
           84,470  BP plc                                                  683,908
           75,080  British Sky Broadcasting Group plc                      511,883
           30,150  Burberry Group plc                                       95,992
           69,413  Cadbury plc                                             588,384
           76,750  Compass Group plc                                       364,029
           45,210  GKN plc                                                  57,517
           45,840  GlaxoSmithKline plc                                     794,128
           83,400  HSBC Holdings plc                                       896,345
          145,040  Kingfisher plc                                          266,317
           32,590  Lloyds TSB Group plc                                     85,041
           35,602  National Grid plc                                       370,216
           40,140  Pearson plc                                             384,860
          139,260  Rentokil Initial plc                                     76,510
           99,630  Rolls-Royce Group plc(1)                                481,511
        5,698,836  Rolls-Royce Group plc C Shares(1)                         8,765

------
31

International Value

Shares                                                                       Value

          122,218  Royal Bank of Scotland Group plc                      $ 104,140
           16,746  Smiths Group plc                                        216,458
           19,350  Standard Chartered plc                                  252,962
            6,379  Standard Chartered plc Rights(1)                         40,224
           18,085  Unilever plc                                            416,510
          294,863  Vodafone Group plc                                      576,067
           61,640  Yell Group plc                                           56,361
                                                                       -----------
                                                                         8,269,956
                                                                       -----------
TOTAL COMMON STOCKS & RIGHTS
(Cost $50,382,117)                                                      39,456,458
                                                                       -----------
Temporary Cash Investments -- 8.4%

           34,045  JPMorgan U.S. Treasury Plus Money Market Fund
                   Agency Shares                                            34,045

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 4.75%,
2/15/37, valued at $2,139,271), in a joint trading account at
0.20%, dated 11/28/08, due 12/1/08 (Delivery value $2,100,035)           2,100,000

Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Treasury obligations, 4.00%,
8/31/09, valued at $1,530,154), in a joint trading account at
0.15%, dated 11/28/08, due 12/1/08 (Delivery value $1,500,019)           1,500,000
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $3,634,045)                                                        3,634,045
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 99.5%
(Cost $54,016,162)                                                      43,090,503
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- 0.5%                                       223,516
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $43,314,019
                                                                       ===========

Market Sector Diversification
(as a % of net assets)

Financials                       16.4%
Telecommunication Services       12.5%
Industrials                      11.0%
Health Care                      10.7%
Information Technology            9.9%
Consumer Discretionary            9.4%
Energy                            7.9%
Utilities                         5.7%
Consumer Staples                  4.0%
Materials                         3.6%
Cash and Equivalents*             8.9%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

CVA = Certificaten Van Aandelen

FDR = Finnish Depositary Receipt

(1) Non-income producing.

Geographic classifications and market sector diversification are unaudited.

See Notes to Financial Statements.

------
32

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2008
                      International      Global        Emerging     International
                         Growth          Growth         Markets         Value
ASSETS

Investment
securities, at
value (cost of
$1,427,349,578,
$408,029,473,
$520,078,435 and
$54,016,162,
respectively)         $1,200,551,665   $328,490,187   $360,671,352     $43,090,503

Cash                              --         78,088        133,141          25,036

Foreign currency
holdings, at value
(cost of
$3,163,235,
$5,012, $3,353,442
and $22,948,
respectively)              3,117,961          4,530      3,352,758          21,370

Receivable for
investments sold          33,430,249             --      6,992,025           6,358

Receivable for
capital shares sold        1,592,324        255,418        125,099          13,949

Dividends and
interest receivable        3,754,201        417,147      1,112,509         206,583

Other assets                 206,841             --        241,943              --
                      --------------   ------------   ------------   -------------
                       1,242,653,241    329,245,370    372,628,827      43,363,799
                      --------------   ------------   ------------   -------------

LIABILITIES

Disbursements in
excess of demand
deposit cash                 283,885             --             --              --

Payable for
investments
purchased                 36,603,943             --      7,428,310              --

Payable for
capital shares
redeemed                     483,329        321,258        141,243           3,145

Accrued management
fees                       1,389,477        332,819        545,044          42,012

Distribution fees
payable                        2,779          1,792          2,071           1,177

Service fees (and
distribution fees
-- A Class and R
Class) payable                31,132          5,124          4,245           3,446
                      --------------   ------------   ------------   -------------
                          38,794,545        660,993      8,120,913          49,780
                      --------------   ------------   ------------   -------------

NET ASSETS            $1,203,858,696   $328,584,377   $364,507,914     $43,314,019
                      ==============   ============   ============   =============

See Notes to Financial Statements.

------
33

NOVEMBER 30, 2008
                     International      Global         Emerging     International
                        Growth          Growth         Markets          Value
NET ASSETS CONSIST OF:

Capital (par
value and paid-in
surplus)             $1,695,518,987   $467,342,904   $ 716,152,196    $ 55,109,252

Undistributed net
investment income        20,902,820        112,816       2,112,146         828,692

Accumulated net
realized loss on
investment and
foreign currency
transactions          (285,699,471)   (59,332,601)   (194,287,656)     (1,694,063)

Net unrealized
depreciation on
investments and
translation of
assets and
liabilities in
foreign currencies    (226,863,640)   (79,538,742)   (159,468,772)    (10,929,862)
                     --------------   ------------   -------------   -------------
                     $1,203,858,696   $328,584,377   $ 364,507,914    $ 43,314,019
                     ==============   ============   =============   =============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets           $1,018,752,848   $274,598,703    $316,694,501      $2,511,858

Shares outstanding      142,495,966     46,579,792      75,857,545         458,916

Net asset value
per share                     $7.15          $5.90           $4.17           $5.47

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets              $37,159,636    $28,477,194     $27,234,804     $23,846,827

Shares outstanding        5,184,783      4,773,470       6,394,197       4,349,400

Net asset value
per share                     $7.17          $5.97           $4.26           $5.48

A CLASS, $0.01 PAR VALUE

Net assets             $140,798,235    $22,447,128     $17,104,945     $15,014,751

Shares outstanding       19,753,093      3,865,763       4,204,434       2,739,225

Net asset value
per share                     $7.13          $5.81           $4.07           $5.48

Maximum offering
price (net asset
value divided by
0.9425)                       $7.56          $6.16           $4.32           $5.81

B CLASS, $0.01 PAR VALUE

Net assets               $1,211,176       $425,828        $112,725      $1,525,635

Shares outstanding          172,027         74,308          27,018         286,980

Net asset value
per share                     $7.04          $5.73           $4.17           $5.32

C CLASS, $0.01 PAR VALUE

Net assets               $3,210,012     $2,382,176      $3,217,203        $336,517

Shares outstanding          458,716        429,773         812,095          62,079

Net asset value
per share                     $7.00          $5.54           $3.96           $5.42

R CLASS, $0.01 PAR VALUE

Net assets               $2,726,789       $253,348        $143,736         $78,431

Shares outstanding          382,437         43,495          34,439          14,403

Net asset value
per share                     $7.13          $5.82           $4.17           $5.45

See Notes to Financial Statements.

------
34

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 2008
                     International         Global         Emerging      International
                         Growth            Growth          Markets          Value
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net
of foreign taxes
withheld of
$4,371,931,
$404,780,
$1,973,351 and
$196,432,
respectively)            $ 50,199,018     $ 7,515,562     $ 23,010,626     $ 2,221,378

Interest and
other income                  226,594         115,138          302,125         130,469

Securities
lending, net                1,526,249         157,605          427,041              --
                     ----------------  --------------   --------------   -------------
                           51,951,861       7,788,305       23,739,792       2,351,847
                     ----------------  --------------   --------------   -------------

EXPENSES:

Management fees            26,993,106       5,806,750       14,314,834         797,063

Distribution
fees:

 B Class                       18,374           5,225            1,344          22,047

 C Class                       45,182          22,457           56,933           3,222

Service fees:

 B Class                        6,125           1,742              448           7,349

 C Class                       15,061           7,485           18,979           1,074

Distribution and
service fees:

 A Class                      580,618          56,863           88,187          56,523

 A Class (old)
 (Note 11)                        463              --               --              --

 R Class                       23,035           1,625              712             782

Directors' fees
and expenses                   64,838          13,835           25,662           2,655

Other expenses                162,194          17,833           25,574             492
                     ----------------  --------------   --------------   -------------
                           27,908,996       5,933,815       14,532,673         891,207
                     ----------------  --------------   --------------   -------------
Amount waived                      --              --               --        (14,178)
                     ----------------  --------------   --------------   -------------
                           27,908,996       5,933,815       14,532,673         877,029
                     ----------------  --------------   --------------   -------------

NET INVESTMENT
INCOME (LOSS)              24,042,865       1,854,490        9,207,119       1,474,818
                     ----------------  --------------   --------------   -------------

REALIZED AND
UNREALIZED GAIN
(LOSS)

NET REALIZED
GAIN (LOSS) ON:

Investment
transactions
(net of foreign
taxes accrued of
$(187,906),
$1,975, $977,438
and $-,
respectively)           (319,522,947)    (60,287,088)    (169,521,071)     (1,073,294)

Foreign currency
transactions               41,634,065         705,094     (25,214,412)       (276,508)
                     ----------------  --------------   --------------   -------------
                        (277,888,882)    (59,581,994)    (194,735,483)     (1,349,802)
                     ----------------  --------------   --------------   -------------

CHANGE IN NET
UNREALIZED
APPRECIATION
(DEPRECIATION)
ON:

Investments (net
of foreign taxes
accrued of
$1,341,551,
$10,103,
$3,620,164 and
$-,
respectively)           (721,319,821)   (165,497,302)    (425,575,897)    (31,450,989)

Translation of
assets and
liabilities in
foreign
currencies              (220,022,723)    (33,774,015)     (71,929,981)     (7,350,455)
                     ----------------  --------------   --------------   -------------
                        (941,342,544)   (199,271,317)    (497,505,878)    (38,801,444)
                     ----------------  --------------   --------------   -------------

NET REALIZED AND
UNREALIZED GAIN
(LOSS)                (1,219,231,426)   (258,853,311)    (692,241,361)    (40,151,246)
                     ----------------  --------------   --------------   -------------

NET INCREASE
(DECREASE) IN
NET ASSETS
RESULTING FROM
OPERATIONS           $(1,195,188,561)  $(256,998,821)   $(683,034,242)   $(38,676,428)
                     ================  ==============   ==============   =============

See Notes to Financial Statements.

------
35

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED NOVEMBER 30, 2008 AND NOVEMBER 30, 2007
                          International Growth                 Global Growth
Increase
(Decrease) in
Net Assets               2008              2007             2008           2007

OPERATIONS

Net investment
income (loss)          $ 24,042,865      $ 24,918,970     $ 1,854,490    $ 1,320,328

Net realized
gain (loss)           (277,888,882)       585,292,428    (59,581,994)     88,372,880

Change in net
unrealized
appreciation
(depreciation)        (941,342,544)      (39,782,254)   (199,271,317)     10,750,501
                    ---------------   ---------------   -------------   ------------
Net increase
(decrease) in
net assets
resulting from
operations          (1,195,188,561)       570,429,144   (256,998,821)    100,443,709
                    ---------------   ---------------   -------------   ------------

DISTRIBUTIONS TO
SHAREHOLDERS

From net
investment
income:

 Investor
 Class                 (16,396,751)      (16,995,018)              --    (1,907,837)

 Institutional
 Class                    (741,676)       (1,199,068)              --       (55,863)

 A Class                (1,249,007)       (1,633,677)              --       (11,280)

 A Class (old)
 (Note 11)                       --         (140,453)              --       (10,690)

 R Class                    (7,882)           (5,159)              --             --

From net
realized gains:

 Investor
 Class                (119,741,515)                --    (79,511,253)    (8,547,373)

 Institutional
 Class                  (4,054,455)                --     (2,837,675)      (265,718)

 A Class               (14,778,847)                --     (3,126,404)      (112,783)

 A Class (old)
 (Note 11)                       --                --              --      (135,753)

 B Class                  (175,930)                --       (115,751)        (8,236)

 C Class                  (399,617)                --       (473,318)       (28,324)

 R Class                  (233,277)                --        (56,481)          (689)
                    ---------------   ---------------   -------------   ------------
Decrease in net
assets from
distributions         (157,778,957)      (19,973,375)    (86,120,882)   (11,084,546)
                    ---------------   ---------------   -------------   ------------

CAPITAL SHARE
TRANSACTIONS

Net increase
(decrease) in
net assets from
capital share
transactions           (81,116,944)     (767,213,958)     151,986,102    (8,664,280)
                    ---------------   ---------------   -------------   ------------

NET INCREASE
(DECREASE) IN
NET ASSETS          (1,434,084,462)     (216,758,189)   (191,133,601)     80,694,883

NET ASSETS

Beginning of
period                2,637,943,158     2,854,701,347     519,717,978    439,023,095
                    ---------------   ---------------   -------------   ------------
End of period       $ 1,203,858,696   $ 2,637,943,158   $ 328,584,377   $519,717,978
                    ===============   ===============   =============   ============

Accumulated
undistributed
net investment
income (loss)           $20,902,820       $17,791,345        $112,816      $(41,527)
                    ===============   ===============   =============   ============

See Notes to Financial Statements.

------
36

YEARS ENDED NOVEMBER 30, 2008 AND NOVEMBER 30, 2007
                            Emerging Markets              International Value
Increase
(Decrease) in Net
Assets                    2008            2007            2008           2007

OPERATIONS

Net investment
income (loss)           $ 9,207,119      $ 8,433,399    $ 1,474,818    $ 1,368,508

Net realized gain
(loss)                (194,735,483)      123,939,548    (1,349,802)      5,470,436

Change in net
unrealized
appreciation
(depreciation)        (497,505,878)      208,848,032   (38,801,444)      7,337,645
                      -------------   --------------   ------------   ------------
Net increase
(decrease) in net
assets resulting
from operations       (683,034,242)      341,220,979   (38,676,428)     14,176,589
                      -------------   --------------   ------------   ------------

DISTRIBUTIONS TO
SHAREHOLDERS

From net
investment income:

 Investor Class         (8,696,244)      (6,964,184)       (67,236)       (14,565)

 Institutional
 Class                    (738,636)      (1,222,688)    (1,019,740)    (1,222,424)

 A Class                  (227,182)        (110,402)      (452,102)      (613,919)

 B Class                         --               --       (44,990)      (112,516)

 C Class                         --          (8,637)        (2,646)        (1,079)

 R Class                       (93)               --        (3,223)          (821)

From net realized
gains:

 Investor Class       (112,116,560)     (77,025,838)      (243,350)      (145,468)

 Institutional
 Class                  (7,840,573)     (11,255,250)    (3,150,452)   (11,690,344)

 A Class                (4,290,167)      (1,525,885)    (1,754,896)    (6,475,931)

 B Class                   (18,131)               --      (284,309)    (1,431,502)

 C Class                (1,035,923)        (448,699)       (20,803)       (13,776)

 R Class                    (3,805)               --       (14,258)        (9,206)
                      -------------   --------------   ------------   ------------
Decrease in net
assets from
distributions         (134,967,314)     (98,561,583)    (7,058,005)   (21,731,551)
                      -------------   --------------   ------------   ------------

CAPITAL SHARE
TRANSACTIONS

Net increase
(decrease) in net
assets from
capital share
transactions            (8,499,246)      326,165,583     11,701,641     24,618,585
                      -------------   --------------   ------------   ------------

NET INCREASE
(DECREASE) IN NET
ASSETS                (826,500,802)      568,824,979   (34,032,792)     17,063,623

NET ASSETS

Beginning of period   1,191,008,716      622,183,737     77,346,811     60,283,188
                      -------------   --------------   ------------   ------------
End of period         $ 364,507,914   $1,191,008,716   $ 43,314,019   $ 77,346,811
                      =============   ==============   ============   ============

Undistributed net
investment income        $2,112,146       $3,041,951       $828,692       $938,458
                      =============   ==============   ============   ============

See Notes to Financial Statements.

------
37

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Growth Fund
(International Growth), Global Growth Fund (Global Growth), Emerging Markets
Fund (Emerging Markets) and International Value Fund (International Value)
(collectively, the funds) are four funds in a series issued by the corporation. The funds are diversified under the 1940 Act. International
Growth, Global Growth and Emerging Markets' investment objective is to seek capital growth. International Value's investment objective is to seek long-term capital growth. International Growth pursues its objective by investing primarily in equity securities of foreign companies in at least three developed countries (excluding the United States). Global Growth pursues its objective by investing primarily in equity securities of issuers in the
United States and other developed countries. Emerging Markets invests at least
80% of its assets in securities of issuers in emerging market countries and companies that derive a significant portion of their business from emerging market countries. International Value pursues its objective by investing primarily in equity securities of foreign companies. International Value may also invest a portion of its assets in U.S. companies. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- International Growth is authorized to issue the Investor
Class, the Institutional Class, the A Class (formerly Advisor Class) (see Note
11), the B Class, the C Class and the R Class. Global Growth is authorized to issue the Investor Class, the Institutional Class, the A Class (formerly
Advisor Class) (see Note 11), the B Class, the C Class and the R Class.
Emerging Markets is authorized to issue the Investor Class, the Institutional
Class, the A Class, the B Class, the C Class and the R Class. International
Value is authorized to issue the Investor Class, the Institutional Class, the
A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of Emerging Market's B Class and R Class commenced on September 28, 2007.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

------
38

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- International Growth, Global Growth and Emerging Markets
may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. International
Growth, Global Growth and Emerging Markets continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds have adopted the provisions of Financial Accounting
Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes--an interpretation of FASB Statement No. 109" during the current fiscal year. The funds are no longer subject to examination by tax authorities for years prior to 2005. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

------
39

REDEMPTION -- The funds may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the funds and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACGIM (the investment advisor), under which ACGIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds
(such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of International Growth includes the assets of NT International Growth
Fund, one fund in a series issued by the corporation. The annual management fee schedule for International Growth ranges from 1.10% to 1.50% for the
Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule for Global Growth ranges from 1.05% to 1.30% for the Investor
Class, A Class, B Class, C Class and R Class. The strategy assets of Emerging
Markets includes the assets of NT Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule for Emerging
Markets ranges from 1.25% to 1.85% for the Investor Class, A Class, B Class, C
Class and R Class. The annual management fee schedule for International Value ranges from 1.10% to 1.30% for the Investor Class, A Class, B Class, C Class
and R Class. The Institutional Class of each fund is 0.20% less at each point within the range.

The effective annual management fee for each class of each fund for the year ended November 30, 2008 was as follows:

                          Investor, A & C   Institutional     B      R

International Growth           1.30%            1.10%       1.30%  1.30%
Global Growth                  1.25%            1.04%       1.25%  1.25%
Emerging Markets               1.65%            1.45%       1.66%  1.68%
International Value            1.30%            1.10%       1.30%  1.30%

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of International Growth, Global Growth and Emerging Markets. The
subadvisor makes investment decisions for the cash portion of International
Growth, Global Growth and Emerging Markets in accordance with their investment objectives, policies and restrictions under the supervision of ACGIM and the
Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of International Growth, Global Growth and Emerging Markets.

ACGIM has entered into a Subadvisory Agreement with Templeton Investment
Counsel, LLC (Templeton) on behalf of International Value. Templeton makes investment decisions for International Value in accordance with its investment objectives, policies, and restrictions under the supervision of ACGIM and the
Board of Directors. ACGIM pays all costs associated with retaining Templeton as the subadvisor of International Value. Templeton has entered into a
Subadvisory Agreement with Franklin Templeton Investments (Asia) Limited on behalf of International Value.

------
40

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a separate
Master Distribution and Individual Shareholder Services Plan for each of the A
Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule
12b-1 of the 1940 Act. The plans provide that the A Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay
ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. ACIS agreed to voluntarily waive a portion of its distribution and service fees through March 31, 2008, by 0.15% for the A Class and 0.21% for the B Class of
International Value. For the year ended November 30, 2008, the A Class and B
Class of International Value waived $11,641 and $2,537, respectively, of distribution and service fees. Fees incurred under the plans during the year ended November 30, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACGIM, the corporation's subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American
Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. International Growth, Global Growth and Emerging
Markets have a securities lending agreement with JPMorgan Chase Bank (JPMCB).
Prior to December 12, 2007, the funds had a bank line of credit agreement with
JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
November 30, 2008, were as follows:

                International      Global         Emerging      International
                   Growth          Growth          Markets          Value

Purchases       $3,024,837,508   $630,942,749   $1,049,747,881     $14,961,083

Proceeds
from sales      $3,238,657,418   $561,551,791   $1,163,975,955      $2,254,740

------
41

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                        Year ended November 30, 2008       Year ended November 30, 2007
                         Shares            Amount           Shares            Amount
International
Growth

INVESTOR
CLASS/SHARES
AUTHORIZED            1,000,000,000                      1,000,000,000
                      =============                      =============

Sold                     16,346,524       $ 188,343,865     22,606,111       $ 302,364,123

Issued in
reinvestment of
distributions             9,115,075         121,417,039      1,168,152          14,426,682

Redeemed               (35,401,123)    (406,466,004)(1)   (64,757,153)    (860,556,588)(2)
                      -------------    ----------------  -------------    ----------------
                        (9,939,524)        (96,705,100)   (40,982,890)       (543,765,783)
                      -------------    ----------------  -------------    ----------------

INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              150,000,000                        150,000,000
                      =============                      =============

Sold                      2,270,167          28,658,822      1,730,907          22,661,181

Issued in
reinvestment of
distributions               336,456           4,483,545         90,347           1,116,690

Redeemed                (2,816,175)     (33,255,557)(3)    (6,740,406)     (89,101,012)(4)
                      -------------    ----------------  -------------    ----------------
                          (209,552)           (113,190)    (4,919,152)        (65,323,141)
                      -------------    ----------------  -------------    ----------------

A CLASS/SHARES
AUTHORIZED              125,000,000                        100,000,000
                      =============                      =============

Sold                      7,835,854          89,842,720      7,416,480          98,766,265

Issued in
connection with
reclassification
(Note 11)                 2,300,787          34,138,899             --                  --

Issued in
reinvestment of
distributions               994,597          13,237,814        120,671           1,489,085

Redeemed                (7,677,721)        (88,327,633)   (18,992,329)    (259,071,470)(5)
                      -------------    ----------------  -------------    ----------------
                          3,453,517          48,891,800   (11,455,178)       (158,816,120)
                      -------------    ----------------  -------------    ----------------

A CLASS
(OLD)/SHARES
AUTHORIZED                      N/A                         25,000,000
                      =============                      =============

Sold                             --                  --        506,564           6,888,111

Issued in
reinvestment of
distributions                    --                  --         10,882             134,000

Redeemed in
connection with
reclassification
(Note 11)               (2,300,787)        (34,138,899)             --                  --

Redeemed                         --                  --      (553,678)         (7,489,659)
                      -------------    ----------------  -------------    ----------------
                        (2,300,787)        (34,138,899)       (36,232)           (467,548)
                      -------------    ----------------  -------------    ----------------

B CLASS/SHARES
AUTHORIZED               10,000,000                         10,000,000
                      =============                      =============

Sold                         18,577             222,018         32,050             425,268

Issued in
reinvestment of
distributions                 8,548             113,065             --                  --

Redeemed                   (81,292)           (889,519)       (30,115)           (398,007)
                      -------------    ----------------  -------------    ----------------
                           (54,167)           (554,436)          1,935              27,261
                      -------------    ----------------  -------------    ----------------

C CLASS/SHARES
AUTHORIZED               10,000,000                         10,000,000
                      =============                      =============

Sold                         90,230           1,157,701        108,359           1,470,351

Issued in
reinvestment of
distributions                21,431             281,955             --                  --

Redeemed                  (154,191)         (1,633,948)      (129,074)         (1,700,384)
                      -------------    ----------------  -------------    ----------------
                           (42,530)           (194,292)       (20,715)           (230,033)
                      -------------    ----------------  -------------    ----------------

R CLASS/SHARES
AUTHORIZED                5,000,000                          5,000,000
                      =============                      =============

Sold                        252,014           3,075,164        165,196           2,252,980

Issued in
reinvestment of
distributions                16,313             217,298            292               3,609

Redeemed                  (158,761)      (1,595,289)(6)       (66,454)        (895,183)(7)
                      -------------    ----------------  -------------    ----------------
                            109,566           1,697,173         99,034           1,361,406
                      -------------    ----------------  -------------    ----------------

Net increase
(decrease)              (8,983,477)      $ (81,116,944)   (57,313,198)     $ (767,213,958)
                      =============    ================  =============    ================

(1) Net of redemption fees of $133,577.         (5) Net of redemption fees of $87,001.

(2) Net of redemption fees of $182,531.         (6) Net of redemption fees of $36.

(3) Net of redemption fees of $4,072.           (7) Net of redemption fees of $32.

(4) Net of redemption fees of $6,427.

------
42

                       Year ended November 30, 2008     Year ended November 30, 2007
                         Shares          Amount           Shares          Amount
Global Growth

INVESTOR
CLASS/SHARES
AUTHORIZED             150,000,000                      150,000,000
                      ============                      ===========

Sold                    12,903,489      $ 117,137,528     3,826,678      $ 44,774,309

Issued in
reinvestment of
distributions            7,562,700         77,627,909       962,202        10,090,119

Redeemed              (11,832,280)   (100,451,544)(1)   (6,604,834)   (75,173,166)(2)
                      ------------   ----------------   -----------   ---------------
                         8,633,909         94,313,893   (1,815,954)      (20,308,738)
                      ------------   ----------------   -----------   ---------------

INSTITUTIONAL
CLASS/SHARES
AUTHORIZED              35,000,000                        5,000,000
                      ============                      ===========

Sold                     6,292,500         53,627,417       663,656         7,441,129

Issued in
reinvestment of
distributions              274,954          2,837,675        30,474           321,581

Redeemed               (3,067,976)    (22,933,004)(3)     (225,832)    (2,605,204)(4)
                      ------------   ----------------   -----------   ---------------
                         3,499,478         33,532,088       468,298         5,157,506
                      ------------   ----------------   -----------   ---------------

A CLASS/SHARES
AUTHORIZED              15,000,000                       15,000,000
                      ============                      ===========

Sold                     3,419,298         29,258,859       258,175         3,045,479

Issued in
connection with
reclassification
(Note 11)                       --                 --       844,849         9,865,842

Issued in
reinvestment of
distributions              295,381          2,989,742        11,949           124,159

Redeemed               (1,314,317)       (10,733,547)     (185,018)    (2,159,416)(5)
                      ------------   ----------------   -----------   ---------------
                         2,400,362         21,515,054       929,955        10,876,064
                      ------------   ----------------   -----------   ---------------

A CLASS (OLD)
/SHARES AUTHORIZED             N/A                              N/A
                      ============                      ===========

Sold                                                        427,188         4,824,126

Issued in
reinvestment of
distributions                                                12,880           134,409

Redeemed in
connection with
reclassification
(Note 11)                                                 (844,849)       (9,865,842)

Redeemed                                                   (99,736)       (1,127,473)
                                                        -----------   ---------------
                                                          (504,517)       (6,034,780)
                                                        -----------   ---------------

B CLASS/SHARES
AUTHORIZED              10,000,000                       10,000,000
                      ============                      ===========

Sold                        42,324            388,905        20,190           243,639

Issued in
reinvestment of
distributions               10,224            102,885           795             8,236

Redeemed                  (29,348)          (240,661)       (4,124)          (46,264)
                      ------------   ----------------   -----------   ---------------
                            23,200            251,129        16,861           205,611
                      ------------   ----------------   -----------   ---------------

C CLASS/SHARES
AUTHORIZED              10,000,000                       10,000,000
                      ============                      ===========

Sold                       296,297          2,601,972       133,552         1,518,392

Issued in
reinvestment of
distributions               30,561            297,645         2,206            22,237

Redeemed                 (112,889)          (819,667)      (23,661)         (263,194)
                      ------------   ----------------   -----------   ---------------
                           213,969          2,079,950       112,097         1,277,435
                      ------------   ----------------   -----------   ---------------

R CLASS/SHARES
AUTHORIZED               5,000,000                        5,000,000
                      ============                      ===========

Sold                        26,269            272,639        15,584           199,655

Issued in
reinvestment of
distributions                5,543             56,481            66               689

Redeemed                   (4,313)        (35,132)(6)       (3,070)          (37,722)
                      ------------   ----------------   -----------   ---------------
                            27,499            293,988        12,580           162,622
                      ------------   ----------------   -----------   ---------------

Net increase
(decrease)              14,798,417      $ 151,986,102     (780,680)     $ (8,664,280)
                      ============   ================   ===========   ===============

(1) Net of redemption fees of $38,958.

(2) Net of redemption fees of $17,554.

(3) Net of redemption fees of $10,749.

(4) Net of redemption fees of $2,094.

(5) Net of redemption fees of $231.

(6) Net of redemption fees of $14.

------
43

                                                               Year ended
                    Year ended November 30, 2008          November 30, 2007(1)
                     Shares           Amount           Shares           Amount

Emerging Markets

INVESTOR
CLASS/SHARES
AUTHORIZED          235,000,000                       185,000,000
                   ============                      ============

Sold                 20,955,762      $ 186,101,096     47,827,289      $ 504,521,421

Issued in
reinvestment of
distributions        10,190,892        109,760,155      8,562,770         74,867,377

Redeemed           (39,623,083)   (329,408,602)(2)   (24,149,223)   (254,670,365)(3)
                   ------------   ----------------   ------------   ----------------
                    (8,476,429)       (33,547,351)     32,240,836        324,718,433
                   ------------   ----------------   ------------   ----------------

INSTITUTIONAL
CLASS/SHARES
AUTHORIZED           40,000,000                        40,000,000
                   ============                      ============

Sold                  1,154,823         11,251,167      1,338,242         13,765,385

Issued in
reinvestment of
distributions           783,601          8,579,209      1,404,698         12,477,840

Redeemed            (1,342,517)    (10,979,038)(4)    (5,355,131)    (51,169,209)(5)
                   ------------   ----------------   ------------   ----------------
                        595,907          8,851,338    (2,612,191)       (24,925,984)
                   ------------   ----------------   ------------   ----------------

A CLASS/SHARES
AUTHORIZED           40,000,000                        10,000,000
                   ============                      ============

Sold                  3,262,064         29,194,767      2,413,803         26,233,978

Issued in
reinvestment of
distributions           423,941          4,440,300        189,795          1,625,143

Redeemed            (2,449,683)    (19,187,483)(6)      (640,659)     (6,493,843)(7)
                   ------------   ----------------   ------------   ----------------
                      1,236,322         14,447,584      1,962,939         21,365,278
                   ------------   ----------------   ------------   ----------------

B CLASS/SHARES
AUTHORIZED           10,000,000                        10,000,000
                   ============                      ============

Sold                     29,032            308,820          4,249             51,736

Issued in
reinvestment of
distributions             1,335             14,264             --                 --

Redeemed                (7,598)           (83,381)             --                 --
                   ------------   ----------------   ------------   ----------------
                         22,769            239,703          4,249             51,736
                   ------------   ----------------   ------------   ----------------

C CLASS/SHARES
AUTHORIZED            5,000,000                         5,000,000
                   ============                      ============

Sold                    487,010          4,542,960        651,145          6,763,060

Issued in
reinvestment of
distributions            96,421            990,913         52,429            441,564

Redeemed              (523,164)        (4,321,726)      (219,404)        (2,274,103)
                   ------------   ----------------   ------------   ----------------
                         60,267          1,212,147        484,170          4,930,521
                   ------------   ----------------   ------------   ----------------

R CLASS/SHARES
AUTHORIZED           10,000,000                        10,000,000
                   ============                      ============

Sold                     41,643            357,176          2,120             25,599

Issued in
reinvestment of
distributions               369              3,898             --                 --

Redeemed                (9,693)        (63,741)(8)             --                 --
                   ------------    ---------------   ------------    ---------------
                         32,319            297,333          2,120             25,599
                   ------------    ---------------   ------------    ---------------
Net increase
(decrease)          (6,528,845)      $ (8,499,246)     32,082,123      $ 326,165,583
                   ============    ===============   ============    ===============

(1) September 28, 2007 (commencement of sale) through November 30, 2007 for the B Class and R Class.

(2) Net redemption fees of $790,067.

(3) Net redemption fees of $1,726,189.

(4) Net redemption fees of $30,813.

(5) Net redemption fees of $20,209.

(6) Net redemption fees of $1,714.

(7) Net redemption fees of $30,011.

(8) Net redemption fees of $13.

------
44

                                 Year ended                    Year ended
                             November 30, 2008             November 30, 2007
                          Shares         Amount         Shares         Amount
International Value

INVESTOR CLASS/SHARES
AUTHORIZED               55,000,000                    55,000,000
                         ==========                    ==========

Sold                        336,549      $ 2,927,576      247,506      $ 2,766,272

Issued in
reinvestment of
distributions                30,784          306,033       16,462          156,887

Redeemed                  (173,561)   (1,437,908)(1)     (28,628)     (313,938)(2)
                         ----------   --------------   ----------   --------------
                            193,772        1,795,701      235,340        2,609,221
                         ----------   --------------   ----------   --------------

INSTITUTIONAL
CLASS/SHARES
AUTHORIZED               55,000,000                    55,000,000
                         ==========                    ==========

Sold                         60,908          582,254      158,819        1,649,947

Issued in
reinvestment of
distributions               417,025        4,170,192    1,354,833       12,911,767

Redeemed                   (64,385)     (530,218)(3)     (51,566)     (549,566)(4)
                         ----------   --------------   ----------   --------------
                            413,548        4,222,228    1,462,086       14,012,148
                         ----------   --------------   ----------   --------------

A CLASS/SHARES
AUTHORIZED               55,000,000                    55,000,000
                         ==========                    ==========

Sold                      1,272,162       11,190,952      737,020        7,784,530

Issued in
reinvestment of
distributions               217,383        2,174,640      696,873        6,655,394

Redeemed                  (888,351)   (7,481,603)(5)    (681,781)   (7,200,516)(6)
                         ----------   --------------   ----------   --------------
                            601,194        5,883,989      752,112        7,239,408
                         ----------   --------------   ----------   --------------

B CLASS/SHARES
AUTHORIZED                5,000,000                     5,000,000
                         ==========                    ==========

Sold                         21,765          194,567       54,583          547,404

Issued in
reinvestment of
distributions                33,502          327,311      161,195        1,505,575

Redeemed                  (131,957)      (1,128,036)    (157,823)      (1,631,301)
                         ----------   --------------   ----------   --------------
                           (76,690)        (606,158)       57,955          421,678
                         ----------   --------------   ----------   --------------

C CLASS/SHARES
AUTHORIZED               50,000,000                    50,000,000
                         ==========                    ==========

Sold                         60,519          534,931       18,630          198,895

Issued in
reinvestment of
distributions                 2,136           20,888        1,559           14,855

Redeemed                   (20,080)        (138,670)      (3,594)         (38,189)
                         ----------   --------------   ----------   --------------
                             42,575          417,149       16,595          175,561
                         ----------   --------------   ----------   --------------

R CLASS/SHARES
AUTHORIZED                5,000,000                     5,000,000
                         ==========                    ==========

Sold                         11,311           96,932       18,039          188,013

Issued in
reinvestment of
distributions                 1,753           17,481        1,052           10,027

Redeemed                   (16,329)     (125,681)(7)      (3,369)         (37,471)
                         ----------   --------------   ----------   --------------
                            (3,265)         (11,268)       15,722          160,569
                         ----------   --------------   ----------   --------------
Net increase
(decrease)                1,171,134      $11,701,641    2,539,810      $24,618,585
                         ==========   ==============   ==========   ==============

(1) Net redemption fees of $1,002.

(2) Net redemption fees of $2,570.

(3) Net redemption fees of $129.

(4) Net redemption fees of $625.

(5) Net redemption fees of $18.

(6) Net redemption fees of $24.

(7) Net redemption fees of $35

------
45

5. SECURITIES LENDING

As of November 30, 2008, International Growth, Global Growth and Emerging
Markets did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by
ACIM or ACGIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited. Investments made with cash collateral may decline in value.

6. FAIR VALUE MEASUREMENTS

The funds' securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as the fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds' securities as of November 30, 2008:

                                                      Value of
                                                     Investment
Fund/Valuation Inputs                                Securities

INTERNATIONAL GROWTH
Level 1 - Quoted Prices                               $ 82,396,711
Level 2 - Other Significant Observable Inputs        1,118,154,954
Level 3 - Significant Unobservable Inputs                       --
                                                    --------------
                                                    $1,200,551,665
                                                    ==============

GLOBAL GROWTH
Level 1 - Quoted Prices                               $186,977,904
Level 2 - Other Significant Observable Inputs          141,512,283
Level 3 - Significant Unobservable Inputs                       --
                                                    --------------
                                                      $328,490,187
                                                    ==============

EMERGING MARKETS
Level 1 - Quoted Prices                               $ 65,823,950
Level 2 - Other Significant Observable Inputs          294,847,402
Level 3 - Significant Unobservable Inputs                       --
                                                    --------------
                                                      $360,671,352
                                                    ==============

INTERNATIONAL VALUE
Level 1 - Quoted Prices                                $ 4,641,736
Level 2 - Other Significant Observable Inputs           38,448,767
Level 3 - Significant Unobservable Inputs                       --
                                                    --------------
                                                       $43,090,503
                                                    ==============

------
46

7. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The line expired December 10, 2008, and was not renewed. The funds did not borrow from either line during the year ended
November 30, 2008.

8. INTERFUND LENDING

The fund, along with certain other funds managed by ACIM or ACGIM, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the fund to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. During the year ended November 30, 2008, the fund did not utilize the program.

9. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

10. FEDERAL TAX INFORMATION

On December 16, 2008, International Growth and International Value declared and paid the following per-share distributions from net investment income to shareholders of record on December 15, 2008:

                    Investor  Institutional      A         B         C         R

International
Growth              $0.1285      $0.1431      $0.1102   $0.0554   $0.0554   $0.0919

International
Value               $0.1288      $0.1400      $0.1148   $0.0727   $0.0727   $0.1007

The tax character of distributions paid during the years ended November 30,
2008 and November 30, 2007 were as follows:

                       International Growth            Global Growth
                        2008           2007          2008          2007
DISTRIBUTIONS
PAID FROM

Ordinary income       $18,406,727   $19,973,375   $25,787,587    $1,985,871

Long-term
capital gains        $139,372,230            --   $60,333,295    $9,098,675

                         Emerging Markets           International Value
                        2008           2007          2008          2007
DISTRIBUTIONS
PAID FROM

Ordinary income       $64,849,516   $64,773,334    $2,515,592    $3,184,945

Long-term
capital gains         $70,117,798   $33,788,249    $4,542,413   $18,546,606

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

------
47

As of November 30, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                     International       Global         Emerging      International
                        Growth           Growth          Markets          Value
Federal tax cost
of investments       $1,510,010,519    $415,417,160     $523,944,149     $54,497,544
                     ==============   =============   ==============   =============

Gross tax
appreciation of
investments            $ 68,818,050    $ 10,295,533      $ 9,242,863     $ 5,629,415

Gross tax
depreciation of
investments           (378,276,904)    (97,222,506)    (172,515,660)    (17,036,456)
                     --------------   -------------   --------------   -------------

Net tax
appreciation
(depreciation) of
investments          $(309,458,854)   $(86,926,973)   $(163,272,797)   $(11,407,041)
                     ==============   =============   ==============   =============

Net tax
appreciation
(depreciation) on
translation of
assets and
liabilities in
foreign currencies       $ (72,294)            $544       $ (61,689)       $ (4,202)
                     --------------   -------------   --------------   -------------
Net tax
appreciation
(depreciation)       $(309,531,148)   $(86,926,429)   $(163,334,486)   $(11,411,243)
                     ==============   =============   ==============   =============

Undistributed
ordinary income         $21,035,069        $121,951       $2,206,469      $1,002,781

Accumulated
capital losses       $(131,091,099)   $(40,260,034)   $(150,745,366)      $(684,213)

Capital loss
deferrals             $(72,036,444)   $(11,678,863)    $(39,676,576)      $(686,290)

Currency loss
deferrals                 $(36,669)       $(15,152)        $(94,323)       $(16,268)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2016.

The capital and currency loss deferrals listed above represent net capital and foreign currency losses incurred in the one month period ended November 30,
2008. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

11. CORPORATE EVENT

On July 27, 2007, the A Class (old) shareholders of Global Growth approved a reclassification of A Class (old) shares into Advisor Class shares. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007.
The reclassification was effective on September 4, 2007. Subsequent to the reclassification, the Advisor Class was renamed A Class.

On September 25, 2007, the A Class (old) shareholders of International Growth approved a reclassification of A Class (old) shares into Advisor Class shares.
The change was approved by the Board of Directors on November 29, 2006 and
March 7, 2007. The reclassification was effective on December 3, 2007.
Subsequent to the reclassification, the Advisor Class was renamed A Class.

12. RECENTLY ISSUED ACCOUNTING STANDARDS

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of
FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

------
48

13. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2008.

For corporate taxpayers, the funds hereby designate the following ordinary income distributions paid during the fiscal year ended November 30, 2008, or up to the maximum amount allowable, as qualified for the corporate dividends received deduction.

  International Growth    Global Growth   Emerging Markets   International Value

        $25,774             $2,608,557        $234,823             $27,708

The funds hereby designate the following long-term capital gain distributions or up to the maximum amount allowable, for the fiscal year ended November 30,
2008.

  International Growth    Global Growth   Emerging Markets   International Value

      $139,372,230         $60,333,295       $70,117,798          $4,542,413

The funds hereby designate the following distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

  International Growth    Global Growth   Emerging Markets   International Value

           --              $24,420,888       $55,175,173           $924,641

As of November 30, 2008, the funds designate the following as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possession of the United States.

  International Growth    Global Growth   Emerging Markets   International Value

       $4,371,931               --           $1,973,351            $196,432

------
49

FINANCIAL HIGHLIGHTS
International Growth

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
                           2008        2007         2006         2005         2004
PER-SHARE DATA

Net Asset
Value,
Beginning
of Period                $14.87      $12.17        $9.75        $8.79        $7.54
                       --------    --------     --------     --------     --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(1)                 0.14        0.13         0.06         0.11         0.05

 Net Realized
 and
 Unrealized
 Gain (Loss)             (6.96)        2.66         2.54         0.94         1.26
                       --------    --------     --------     --------     --------
 Total From
 Investment
 Operations              (6.82)        2.79         2.60         1.05         1.31
                       --------    --------     --------     --------     --------
Distributions

 From Net
 Investment
 Income                  (0.11)      (0.09)       (0.18)       (0.09)       (0.06)

 From Net
 Realized
 Gains                   (0.79)          --           --           --           --
                       --------    --------     --------     --------     --------
 Total
 Distributions           (0.90)      (0.09)       (0.18)       (0.09)       (0.06)
                       --------    --------     --------     --------     --------
Net Asset
Value, End
of Period                 $7.15      $14.87       $12.17        $9.75        $8.79
                       ========    ========     ========     ========     ========

TOTAL RETURN(2)        (48.67)%      23.09%       27.03%       12.09%       17.45%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                    1.31%       1.27%        1.26%        1.23%        1.26%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets                    1.18%       0.94%        0.52%        1.22%        0.57%

Portfolio
Turnover Rate              144%        133%          95%          89%         118%

Net Assets,
End of Period
(in thousands)       $1,018,753  $2,267,093   $2,352,967   $2,249,430   $2,395,249

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
50

International Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
                                   2008        2007       2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period              $14.91      $12.20      $9.78      $8.82      $7.56
                               --------    --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.15        0.17       0.07       0.13       0.06

 Net Realized and
 Unrealized Gain (Loss)          (6.96)        2.66       2.55       0.94       1.27
                               --------    --------   --------   --------   --------
 Total From
 Investment Operations           (6.81)        2.83       2.62       1.07       1.33
                               --------    --------   --------   --------   --------
Distributions

 From Net
 Investment Income               (0.14)      (0.12)     (0.20)     (0.11)     (0.07)

 From Net Realized Gains         (0.79)          --         --         --         --
                               --------    --------   --------   --------   --------
 Total Distributions             (0.93)      (0.12)     (0.20)     (0.11)     (0.07)
                               --------    --------   --------   --------   --------
Net Asset Value,
End of Period                     $7.17      $14.91     $12.20      $9.78      $8.82
                               ========    ========   ========   ========   ========

TOTAL RETURN(2)                (48.55)%      23.36%     27.19%     12.28%     17.78%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        1.11%       1.07%      1.06%      1.03%      1.06%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        1.38%       1.14%      0.72%      1.42%      0.77%

Portfolio Turnover Rate            144%        133%        95%        89%       118%

Net Assets, End of
Period (in thousands)           $37,160     $80,452   $125,814   $247,077   $283,330

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
51

International Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30
                                   2008      2007       2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period              $14.82    $12.12      $9.72      $8.76      $7.52
                               --------  --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                  0.11      0.08       0.03       0.09       0.03

 Net Realized and
 Unrealized Gain (Loss)          (6.94)      2.68       2.52       0.94       1.25
                               --------  --------   --------   --------   --------
 Total From
 Investment Operations           (6.83)      2.76       2.55       1.03       1.28
                               --------  --------   --------   --------   --------
Distributions

 From Net
 Investment Income               (0.07)    (0.06)     (0.15)     (0.07)     (0.04)

 From Net Realized Gains         (0.79)        --         --         --         --
                               --------  --------   --------   --------   --------
 Total Distributions             (0.86)    (0.06)     (0.15)     (0.07)     (0.04)
                               --------  --------   --------   --------   --------
Net Asset Value,
End of Period                     $7.13    $14.82     $12.12      $9.72      $8.76
                               ========  ========   ========   ========   ========

TOTAL RETURN(3)                (48.79)%    22.87%     26.57%     11.85%     17.07%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        1.56%     1.52%      1.51%      1.48%      1.51%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        0.93%     0.69%      0.27%      0.97%      0.32%

Portfolio Turnover Rate            144%      133%        95%        89%       118%

Net Assets, End of
Period (in thousands)          $140,798  $241,579   $336,497   $259,651   $275,195

(1) Prior to December 3, 2007, the A Class was referred to as the Advisor
Class.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
52

International Growth

B Class
For a Share Outstanding Throughout the Years Ended November 30
                                   2008        2007        2006        2005        2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period              $14.68      $12.04       $9.65       $8.70       $7.48
                               --------    --------    --------    --------    --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.02       --(2)      (0.05)        0.02      (0.03)

 Net Realized and
 Unrealized Gain (Loss)          (6.87)        2.64        2.52        0.93        1.25
                               --------    --------    --------    --------    --------
 Total From
 Investment Operations           (6.85)        2.64        2.47        0.95        1.22
                               --------    --------    --------    --------    --------
Distributions

 From Net
 Investment Income                   --          --      (0.08)       --(2)          --

 From Net
 Realized Gains                  (0.79)          --          --          --          --
                               --------    --------    --------    --------    --------
 Total  Distributions            (0.79)          --      (0.08)       --(2)          --
                               --------    --------    --------    --------    --------
Net Asset Value,
End of Period                     $7.04      $14.68      $12.04       $9.65       $8.70
                               ========    ========    ========    ========    ========

TOTAL RETURN(3)                (49.18)%      21.93%      25.71%      10.97%      16.31%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses
to Average Net Assets             2.31%       2.27%       2.26%       2.23%       2.26%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                        0.18%     (0.06)%     (0.48)%       0.22%     (0.43)%

Portfolio Turnover Rate            144%        133%         95%         89%        118%

Net Assets, End of
Period (in thousands)            $1,211      $3,320      $2,699      $1,676      $1,107

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
53

International Growth

C Class
For a Share Outstanding Throughout the Years Ended November 30
                                      2008        2007        2006        2005        2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period                 $14.60      $11.97       $9.60       $8.66       $7.45
                                  --------    --------    --------    --------    --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                     0.02       --(2)      (0.05)        0.02      (0.03)

 Net Realized and
 Unrealized Gain (Loss)             (6.83)        2.63        2.50        0.92        1.24
                                  --------    --------    --------    --------    --------
 Total From
 Investment Operations              (6.81)        2.63        2.45        0.94        1.21
                                  --------    --------    --------    --------    --------
Distributions

 From Net Investment Income             --          --      (0.08)       --(2)          --

 From Net Realized Gains            (0.79)          --          --          --          --
                                  --------    --------    --------    --------    --------
 Total Distributions                (0.79)          --      (0.08)       --(2)          --
                                  --------    --------    --------    --------    --------
Net Asset Value,
End of Period                        $7.00      $14.60      $11.97       $9.60       $8.66
                                  ========    ========    ========    ========    ========

TOTAL RETURN(3)                   (49.18)%      21.97%      25.64%      10.91%      16.24%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                2.31%       2.27%       2.26%       2.23%       2.26%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                           0.18%     (0.06)%     (0.48)%       0.22%     (0.43)%

Portfolio Turnover Rate               144%        133%         95%         89%        118%

Net Assets, End of Period
(in thousands)                      $3,210      $7,318      $6,250      $5,246      $5,070

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
54

International Growth

R Class
For a Share Outstanding Throughout the Years Ended November 30
                                    2008        2007        2006       2005         2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $14.81      $12.12       $9.71      $8.75        $7.53
                                --------    --------    --------   --------     --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                   0.09        0.07        0.01       0.07         0.02

 Net Realized and
 Unrealized Gain (Loss)           (6.96)        2.65        2.53       0.94         1.25
                                --------    --------    --------   --------     --------
 Total From
 Investment Operations            (6.87)        2.72        2.54       1.01         1.27
                                --------    --------    --------   --------     --------
Distributions

 From Net
 Investment Income                (0.02)      (0.03)      (0.13)     (0.05)       (0.05)

 From Net Realized Gains          (0.79)          --          --         --           --
                                --------    --------    --------   --------     --------
 Total Distributions              (0.81)      (0.03)      (0.13)     (0.05)       (0.05)
                                --------    --------    --------   --------     --------
Net Asset Value,
End of Period                      $7.13      $14.81      $12.12      $9.71        $8.75
                                ========    ========    ========   ========     ========

TOTAL RETURN(2)                 (48.92)%      22.48%      26.39%     11.58%       16.92%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                         1.81%       1.77%       1.76%   1.69%(3)        1.76%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                         0.68%       0.44%       0.02%   0.76%(3)        0.07%

Portfolio Turnover Rate             144%        133%         95%        89%         118%

Net Assets, End of Period
(in thousands)                    $2,727      $4,042      $2,106     $1,809         $376

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(3) During the year ended November 30, 2005, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the ratio of operating expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been
1.73% and 0.72%, respectively.

See Notes to Financial Statements.

------
55

Global Growth

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
                                   2008      2007       2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period              $12.69    $10.52      $8.88      $7.49      $6.48
                               --------  --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.04      0.03      --(2)      --(2)     (0.01)

 Net Realized and
 Unrealized Gain (Loss)          (4.75)      2.41       1.70       1.41       1.02
                               --------  --------   --------   --------   --------
 Total From
 Investment Operations           (4.71)      2.44       1.70       1.41       1.01
                               --------  --------   --------   --------   --------
Distributions

 From Net
 Investment Income                   --    (0.05)     (0.06)     (0.02)         --

 From Net Realized Gains         (2.08)    (0.22)         --         --         --
                               --------  --------   --------   --------   --------
 Total Distributions             (2.08)    (0.27)     (0.06)     (0.02)         --
                               --------  --------   --------   --------   --------
Net Asset Value,
End of Period                     $5.90    $12.69     $10.52      $8.88      $7.49
                               ========  ========   ========   ========   ========

TOTAL RETURN(3)                (44.01)%    23.73%     19.30%     18.87%     15.59%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        1.26%     1.30%      1.31%      1.30%      1.30%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                0.40%     0.29%    (0.05)%    (0.01)%    (0.12)%

Portfolio Turnover Rate            121%      108%        95%        36%        79%

Net Assets, End of
Period (in thousands)          $274,599  $481,553   $418,185   $378,976   $299,807

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
56

Global Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
                                    2008        2007        2006        2005        2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $12.79      $10.60       $8.95       $7.55       $6.52
                                --------    --------    --------    --------    --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                   0.07        0.06        0.01        0.01       --(2)

 Net Realized and
 Unrealized Gain (Loss)           (4.81)        2.42        1.72        1.43        1.03
                                --------    --------    --------    --------    --------
 Total From
 Investment Operations            (4.74)        2.48        1.73        1.44        1.03
                                --------    --------    --------    --------    --------
Distributions

 From Net
 Investment Income                    --      (0.07)      (0.08)      (0.04)          --

 From Net Realized Gains          (2.08)      (0.22)          --          --          --
                                --------    --------    --------    --------    --------
 Total Distributions              (2.08)      (0.29)      (0.08)      (0.04)          --
                                --------    --------    --------    --------    --------
Net Asset Value,
End of Period                      $5.97      $12.79      $10.60       $8.95       $7.55
                                ========    ========    ========    ========    ========

TOTAL RETURN(3)                 (43.88)%      23.99%      19.50%      19.22%      15.80%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                         1.05%       1.10%       1.11%       1.10%       1.10%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                 0.61%       0.49%       0.15%       0.19%       0.08%

Portfolio Turnover Rate             121%        108%         95%         36%         79%

Net Assets, End of Period
(in thousands)                   $28,477     $16,298      $8,540      $8,669      $6,774

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
57

Global Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30
                                    2008       2007        2006        2005        2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $12.56     $10.41       $8.79       $7.41       $6.43
                                --------   --------    --------    --------    --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                   0.01       0.01      (0.03)      (0.02)      (0.02)

 Net Realized and
 Unrealized Gain (Loss)           (4.68)       2.38        1.69        1.40        1.00
                                --------   --------    --------    --------    --------
 Total From
 Investment Operations            (4.67)       2.39        1.66        1.38        0.98
                                --------   --------    --------    --------    --------
Distributions

 From Net
 Investment Income                    --     (0.02)      (0.04)          --          --

 From Net Realized Gains          (2.08)     (0.22)          --          --          --
                                --------   --------    --------    --------    --------
 Total Distributions              (2.08)     (0.24)      (0.04)          --          --
                                --------   --------    --------    --------    --------
Net Asset Value,
End of Period                      $5.81     $12.56      $10.41       $8.79       $7.41
                                ========   ========    ========    ========    ========

TOTAL RETURN(3)                 (44.17)%     23.47%      18.97%      18.62%      15.24%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                         1.51%      1.55%       1.56%       1.55%       1.55%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                 0.15%      0.04%     (0.30)%     (0.26)%     (0.37)%

Portfolio Turnover Rate             121%       108%         95%         36%         79%

Net Assets, End of Period
(in thousands)                   $22,447    $18,402      $5,571      $3,664      $2,475

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
58

Global Growth

B Class
For a Share Outstanding Throughout the Years Ended November 30
                                                   2008       2007       2006
PER-SHARE DATA

Net Asset Value, Beginning of Period             $12.50     $10.42      $9.02
                                               --------   --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(1)                 (0.05)     (0.08)     (0.11)

 Net Realized and Unrealized Gain (Loss)         (4.64)       2.38       1.57
                                               --------   --------   --------
 Total From Investment Operations                (4.69)       2.30       1.46
                                               --------   --------   --------
Distributions

 From Net Investment Income                          --         --     (0.06)

 From Net Realized Gains                         (2.08)     (0.22)         --
                                               --------   --------   --------
 Total Distributions                             (2.08)     (0.22)     (0.06)
                                               --------   --------   --------
Net Asset Value, End of Period                    $5.73     $12.50     $10.42
                                               ========   ========   ========

TOTAL RETURN(2)                                (44.62)%     22.51%     16.29%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                             2.26%      2.30%      2.31%

Ratio of Net Investment Income (Loss)
to Average Net Assets                           (0.60)%    (0.71)%    (1.05)%

Portfolio Turnover Rate                            121%       108%        95%

Net Assets, End of Period (in thousands)           $426       $639       $352

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
59

Global Growth

C Class
For a Share Outstanding Throughout the Years Ended November 30
                                     2008        2007        2006       2005        2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period                $12.16      $10.14       $8.59      $7.29       $6.37
                                 --------    --------    --------   --------    --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  (0.05)      (0.07)      (0.10)     (0.08)      (0.08)

 Net Realized and
 Unrealized Gain (Loss)            (4.49)        2.31        1.65       1.38        1.00
                                 --------    --------    --------   --------    --------
 Total From
 Investment Operations             (4.54)        2.24        1.55       1.30        0.92
                                 --------    --------    --------   --------    --------
Distributions

 From Net Realized Gains           (2.08)      (0.22)          --         --          --
                                 --------    --------    --------   --------    --------
Net Asset Value,
End of Period                       $5.54      $12.16      $10.14      $8.59       $7.29
                                 ========    ========    ========   ========    ========

TOTAL RETURN(2)                  (44.64)%      22.54%      18.04%     17.83%      14.44%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                          2.26%       2.30%       2.31%      2.30%       2.30%

Ratio of Net Investment
Income (Loss) to
Average Net Assets                (0.60)%     (0.71)%     (1.05)%    (1.01)%     (1.12)%

Portfolio Turnover Rate              121%        108%         95%        36%         79%

Net Assets, End of
Period (in thousands)              $2,382      $2,625      $1,050       $454        $184

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
60

Global Growth

R Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                                            2008        2007        2006      2005(1)
PER-SHARE DATA

Net Asset Value,
Beginning of Period                       $12.62      $10.47       $8.86        $8.37
                                        --------    --------    --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(2)          (0.01)        0.02      (0.05)       (0.02)

 Net Realized and Unrealized
 Gain (Loss)                              (4.71)        2.35        1.71         0.51
                                        --------    --------    --------     --------
 Total From Investment Operations         (4.72)        2.37        1.66         0.49
                                        --------    --------    --------     --------
Distributions

 From Net Investment Income                   --          --      (0.05)           --

 From Net Realized Gains                  (2.08)      (0.22)          --           --
                                        --------    --------    --------     --------
 Total Distributions                      (2.08)      (0.22)      (0.05)           --
                                        --------    --------    --------     --------
Net Asset Value, End of Period             $5.82      $12.62      $10.47        $8.86
                                        ========    ========    ========     ========

TOTAL RETURN(3)                         (44.40)%      23.08%      18.79%        5.85%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                      1.76%       1.80%       1.81%     1.80%(4)

Ratio of Net Investment Income
(Loss) to Average Net Assets             (0.10)%     (0.21)%     (0.55)%   (0.71)%(4)

Portfolio Turnover Rate                     121%        108%         95%       36%(5)

Net Assets, End of Period
(in thousands)                              $253        $202         $32          $26

(1) July 29, 2005 (commencement of sale) through November 30, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2005.

See Notes to Financial Statements.

------
61

Emerging Markets

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
                               2008         2007       2006       2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period          $12.69       $10.06      $8.25      $6.28      $5.28
                           --------     --------   --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)              0.09         0.10       0.11       0.01     (0.01)

 Net Realized
 and Unrealized
 Gain (Loss)                 (7.21)         4.06       3.11       2.05       1.00
                           --------     --------   --------   --------   --------
 Total From
 Investment
 Operations                  (7.12)         4.16       3.22       2.06       0.99
                           --------     --------   --------   --------   --------
Distributions

 From Net
 Investment Income           (0.10)       (0.13)     (0.05)         --         --

 From Net
 Realized Gains              (1.31)       (1.42)     (1.37)     (0.09)         --
                           --------     --------   --------   --------   --------
 Total Distributions         (1.41)       (1.55)     (1.42)     (0.09)         --
                           --------     --------   --------   --------   --------
Redemption Fees(1)             0.01         0.02       0.01      --(2)       0.01
                           --------     --------   --------   --------   --------
Net Asset Value,
End of Period                 $4.17       $12.69     $10.06      $8.25      $6.28
                           ========     ========   ========   ========   ========

TOTAL RETURN(3)            (62.66)%       48.81%     46.10%     33.10%     18.94%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                    1.66%        1.66%      1.80%      1.94%      2.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                    1.06%        0.96%      1.31%      0.17%    (0.22)%

Portfolio
Turnover Rate                  121%          85%       115%       153%       208%

Net Assets, End of
Period (in thousands)      $316,695   $1,070,138   $523,813   $220,720   $135,355

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
62

Emerging Markets

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
                                    2008        2007        2006       2005         2004
PER-SHARE DATA
Net Asset Value,
Beginning of Period               $12.92      $10.21       $8.36      $6.35        $5.33
                                --------    --------    --------   --------     --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                   0.12        0.12        0.12       0.03        --(2)

 Net Realized and
 Unrealized Gain (Loss)           (7.35)        4.14        3.16       2.07         1.01
                                --------    --------    --------   --------     --------
 Total From
 Investment Operations            (7.23)        4.26        3.28       2.10         1.01
                                --------    --------    --------   --------     --------
Distributions

 From Net
 Investment Income                (0.13)      (0.15)      (0.07)         --           --

 From Net Realized Gains          (1.31)      (1.42)      (1.37)     (0.09)           --
                                --------    --------    --------   --------     --------
 Total Distributions              (1.44)      (1.57)      (1.44)     (0.09)           --
                                --------    --------    --------   --------     --------
Redemption Fees(1)                  0.01        0.02        0.01      --(2)         0.01
                                --------    --------    --------   --------     --------
Net Asset Value,
End of Period                      $4.26      $12.92      $10.21      $8.36        $6.35
                                ========    ========    ========   ========     ========

TOTAL RETURN(3)                 (62.63)%      49.21%      46.31%     33.37%       19.14%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                         1.46%       1.46%       1.60%      1.74%        1.80%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                         1.26%       1.16%       1.51%      0.37%      (0.02)%

Portfolio Turnover Rate             121%         85%        115%       153%         208%

Net Assets, End of Period
(in thousands)                   $27,235     $74,897     $85,886   $113,765      $92,673

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
63

Emerging Markets

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30
                                   2008       2007        2006        2005       2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period              $12.40      $9.85       $8.11       $6.19      $5.22
                               --------   --------    --------    --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)                  0.07       0.07        0.11      (0.01)     (0.03)

 Net Realized and
 Unrealized Gain (Loss)          (7.03)       3.99        3.02        2.02       0.99
                               --------   --------    --------    --------   --------
 Total From
 Investment Operations           (6.96)       4.06        3.13        2.01       0.96
                               --------   --------    --------    --------   --------
Distributions

 From Net
 Investment Income               (0.07)     (0.11)      (0.03)          --         --

 From Net Realized Gains         (1.31)     (1.42)      (1.37)      (0.09)         --
                               --------   --------    --------    --------   --------
 Total Distributions             (1.38)     (1.53)      (1.40)      (0.09)         --
                               --------   --------    --------    --------   --------
Redemption Fees(2)                 0.01       0.02        0.01       --(3)       0.01
                               --------   --------    --------    --------   --------
Net Asset Value,
End of Period                     $4.07     $12.40       $9.85       $8.11      $6.19
                               ========   ========    ========    ========   ========

TOTAL RETURN(4)                (62.78)%     48.61%      45.59%      32.77%     18.58%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        1.91%      1.91%       2.05%       2.19%      2.25%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                        0.81%      0.71%       1.06%     (0.08)%    (0.47)%

Portfolio Turnover Rate            121%        85%        115%        153%       208%

Net Assets, End
of Period
(in thousands)                  $17,105    $36,795      $9,905      $1,773     $1,178

(1) Prior to September 4, 2007, the A Class was referred to as the Advisor
Class.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
64

Emerging Markets

B Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                                                            2008      2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                      $12.67       $12.15
                                                        --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                            0.02       (0.03)

 Net Realized and Unrealized Gain (Loss)                  (7.24)         0.53
                                                        --------     --------
 Total From Investment Operations                         (7.22)         0.50
                                                        --------     --------
Distributions

 From Net Realized Gains                                  (1.29)           --
                                                        --------     --------
Redemption Fees(2)                                          0.01         0.02
                                                        --------     --------
Net Asset Value, End of Period                             $4.17       $12.67
                                                        ========     ========

TOTAL RETURN(3)                                         (63.09)%        4.28%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets          2.67%     2.58%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                      0.05%   (1.30)%(4)

Portfolio Turnover Rate                                     121%       85%(5)

Net Assets, End of Period (in thousands)                    $113          $54

(1) September 28, 2007 (commencement of sale) through November 30, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2007.

See Notes to Financial Statements.

------
65

Emerging Markets

C Class
For a Share Outstanding Throughout the Years Ended November 30
                                   2008        2007        2006        2005        2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period              $12.10       $9.64       $7.95       $6.12       $5.19
                               --------    --------    --------    --------    --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.01      (0.01)        0.03      (0.05)      (0.07)

 Net Realized and
 Unrealized Gain (Loss)          (6.87)        3.90        2.99        1.97        0.99
                               --------    --------    --------    --------    --------
 Total From
 Investment Operations           (6.86)        3.89        3.02        1.92        0.92
                               --------    --------    --------    --------    --------
Distributions

 From Net
 Investment Income                   --      (0.03)          --          --          --

 From Net Realized Gains         (1.29)      (1.42)      (1.34)      (0.09)          --
                               --------    --------    --------    --------    --------
 Total Distributions             (1.29)      (1.45)      (1.34)      (0.09)          --
                               --------    --------    --------    --------    --------
Redemption Fees(1)                 0.01        0.02        0.01       --(2)        0.01
                               --------    --------    --------    --------    --------
Net Asset Value,
End of Period                     $3.96      $12.10       $9.64       $7.95       $6.12
                               ========    ========    ========    ========    ========

TOTAL RETURN(3)                (63.09)%      47.39%      44.59%      31.67%      17.92%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        2.66%       2.66%       2.80%       2.94%       3.00%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                        0.06%     (0.04)%       0.31%     (0.83)%     (1.22)%

Portfolio Turnover Rate            121%         85%        115%        153%        208%

Net Assets, End of
Period (in thousands)            $3,217      $9,098      $2,581        $733        $521

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
66

Emerging Markets

R Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                                                            2008      2007(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period                      $12.68       $12.15
                                                        --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                            0.05       (0.01)

 Net Realized and Unrealized Gain (Loss)                  (7.22)         0.52
                                                        --------     --------
 Total From Investment Operations                         (7.17)         0.51
                                                        --------     --------
Distributions

 From Net Investment Income                               (0.04)           --

 From Net Realized Gains                                  (1.31)           --
                                                        --------     --------
 Total Distributions                                      (1.35)           --
                                                        --------     --------
Redemption Fees(2)                                          0.01         0.02
                                                        --------     --------
Net Asset Value, End of Period                             $4.17       $12.68
                                                        ========     ========

TOTAL RETURN(3)                                         (62.92)%        4.36%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets          2.19%     2.08%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                                      0.53%   (0.68)%(4)

Portfolio Turnover Rate                                     121%       85%(5)

Net Assets, End of Period (in thousands)                    $144          $27

(1) September 28, 2007 (commencement of sale) through November 30, 2007.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2007.

See Notes to Financial Statements.

------
67

International Value

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                                                   2008       2007       2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period             $11.48     $14.36        $12.85
                                               --------   --------      --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                   0.19       0.22          0.15

 Net Realized and Unrealized Gain (Loss)         (5.18)       2.09          1.36
                                               --------   --------      --------
 Total From Investment Operations                (4.99)       2.31          1.51
                                               --------   --------      --------
Distributions

 From Net Investment Income                      (0.24)     (0.47)            --

 From Net Realized Gains                         (0.78)     (4.72)            --
                                               --------   --------      --------
 Total Distributions                             (1.02)     (5.19)            --
                                               --------   --------      --------
Net Asset Value, End of Period                    $5.47     $11.48        $14.36
                                               ========   ========      ========

TOTAL RETURN(3)                                (47.43)%     23.55%        11.75%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                             1.31%      1.30%      1.30%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                             2.20%      1.96%   2.77%(4)(5)

Portfolio Turnover Rate                              4%        11%           17%

Net Assets, End of Period (in thousands)         $2,512     $3,044          $437

(1) April 3, 2006 (commencement of sale) through November 30, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Due to cyclical dividends and the eight-month period ended November 30,
2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

------
68

International Value

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                                                   2008       2007       2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period             $11.50     $14.38        $12.85
                                               --------   --------      --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                   0.21       0.23          0.25

 Net Realized and Unrealized Gain (Loss)         (5.19)       2.10          1.28
                                               --------   --------      --------
 Total From Investment Operations                (4.98)       2.33          1.53
                                               --------   --------      --------
Distributions

 From Net Investment Income                      (0.26)     (0.49)            --

 From Net Realized Gains                         (0.78)     (4.72)            --
                                               --------   --------      --------
 Total Distributions                             (1.04)     (5.21)            --
                                               --------   --------      --------
Net Asset Value, End of Period                    $5.48     $11.50        $14.38
                                               ========   ========      ========

TOTAL RETURN(3)                                (47.32)%     23.77%        11.91%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                             1.11%      1.10%      1.10%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                             2.40%      2.16%   2.97%(4)(5)

Portfolio Turnover Rate                              4%        11%           17%

Net Assets, End of Period (in thousands)        $23,847    $45,262       $35,574

(1) April 3, 2006 (commencement of sale) through November 30, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Due to cyclical dividends and the eight-month period ended November 30,
2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

------
69

International Value

A Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                         2008       2007          2006(1)       2006      2005       2004
PER-SHARE DATA

Net Asset
Value,
Beginning
of Period              $11.49     $14.35           $12.70     $10.91     $9.64      $6.22
                     --------   --------         --------   --------  --------   --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)               0.18       0.20             0.25       0.18      0.13       0.10

 Net
 Realized
 and
 Unrealized
 Gain (Loss)           (5.20)       2.11             1.40       1.97      1.37       3.42
                     --------   --------         --------   --------  --------   --------
 Total From
 Investment
 Operations            (5.02)       2.31             1.65       2.15      1.50       3.52
                     --------   --------         --------   --------  --------   --------
Distributions

 From Net
 Investment
 Income                (0.21)     (0.45)               --     (0.15)    (0.11)     (0.10)

 From Net
 Realized
 Gains                 (0.78)     (4.72)               --     (0.21)    (0.12)         --
                     --------   --------         --------   --------  --------   --------
 Total
 Distributions         (0.99)     (5.17)               --     (0.36)    (0.23)     (0.10)
                     --------   --------         --------   --------  --------   --------
Net Asset
Value, End
of Period               $5.48     $11.49           $14.35     $12.70    $10.91      $9.64
                     ========   ========         ========   ========  ========   ========

TOTAL
RETURN(3)            (47.53)%     23.44%           12.99%     19.95%    15.58%     56.65%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets               1.51%(4)   1.40%(4)      1.40%(4)(5)      1.35%     1.41%      1.47%

Ratio of
Operating
Expenses to
Average Net
Assets
(Before
Expense
Waiver)                 1.56%      1.55%         1.55%(5)      1.35%     1.41%      1.47%

Ratio of Net
Investment
Income
(Loss) to
Average Net
Assets               2.00%(4)   1.86%(4)   2.67%(4)(5)(6)      1.52%     1.28%      1.13%

Ratio of Net
Investment
Income
(Loss) to
Average
Net Assets
(Before
Expense
Waiver)                 1.95%      1.71%      2.52%(5)(6)      1.52%     1.28%      1.13%

Portfolio
Turnover
Rate                       4%        11%              17%         7%       18%        10%

Net Assets,
End of
Period (in
thousands)            $15,015    $24,558          $19,890    $54,617  $203,215   $174,387

(1) April 1, 2006 through November 30, 2006. The fund's fiscal year end was changed from March 31 to November 30, resulting in an eight-month annual reporting period. For the years before November 30, 2006, the fund's fiscal year end was March 31.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) The distributor voluntarily waived a portion of its distribution and service fees from April 1, 2006 through March 31, 2008.

(5) Annualized.

(6) Due to cyclical dividends and the eight-month period ended November 30,
2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

------
70

International Value

B Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                         2008       2007          2006(1)       2006       2005        2004
PER-SHARE DATA

Net Asset
Value,
Beginning
of Period              $11.16     $14.08           $12.51     $10.75      $9.52       $6.14
                     --------   --------         --------   --------   --------    --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)               0.11       0.12             0.17       0.10       0.06        0.04

 Net
 Realized
 and
 Unrealized
 Gain (Loss)           (5.05)       2.05             1.40       1.93       1.34        3.39
                     --------   --------         --------   --------   --------    --------
 Total From
 Investment
 Operations            (4.94)       2.17             1.57       2.03       1.40        3.43
                     --------   --------         --------   --------   --------    --------
Distributions

 From Net
 Investment
 Income                (0.12)     (0.37)               --     (0.06)     (0.05)      (0.05)

 From Net
 Realized
 Gains                 (0.78)     (4.72)               --     (0.21)     (0.12)          --
                     --------   --------         --------   --------   --------    --------
 Total
 Distributions         (0.90)     (5.09)               --     (0.27)     (0.17)      (0.05)
                     --------   --------         --------   --------   --------    --------
Net Asset
Value, End
of Period               $5.32     $11.16           $14.08     $12.51     $10.75       $9.52
                     ========   ========         ========   ========   ========    ========

TOTAL RETURN(3)      (47.84)%     22.51%           12.55%     19.07%     14.69%      55.86%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses
to Average
Net Assets           2.22%(4)   2.09%(4)      2.09%(4)(5)      2.08%      2.09%       2.11%

Ratio of
Operating
Expenses to
Average Net
Assets
(Before
Expense
Waiver)                 2.31%      2.30%         2.30%(5)      2.08%      2.09%       2.11%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets           1.29%(4)   1.17%(4)   1.98%(4)(5)(6)      0.90%      0.61%       0.52%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets
(Before
Expense
Waiver)                 1.20%      0.96%      1.77%(5)(6)      0.90%      0.61%       0.52%

Portfolio
Turnover Rate              4%        11%              17%         7%        18%         10%

Net Assets,
End of Period
(in thousands)         $1,526     $4,059           $4,313     $4,917     $5,165      $4,491

(1) April 1, 2006 through November 30, 2006. The fund's fiscal year end was changed from March 31 to November 30, resulting in an eight-month annual reporting period. For the years before November 30, 2006, the fund's fiscal year end was March 31.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) The distributor voluntarily waived a portion of its distribution and service fees from April 1, 2006 through March 31, 2008.

(5) Annualized.

(6) Due to cyclical dividends and the eight-month period ended November 30,
2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

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71

International Value

C Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                                                   2008       2007       2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period             $11.37     $14.27        $12.85
                                               --------   --------      --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                   0.12       0.12          0.14

 Net Realized and Unrealized Gain (Loss)         (5.17)       2.07          1.28
                                               --------   --------      --------
 Total From Investment Operations                (5.05)       2.19          1.42
                                               --------   --------      --------
Distributions

 From Net Investment Income                      (0.12)     (0.37)            --

 From Net Realized Gains                         (0.78)     (4.72)            --
                                               --------   --------      --------
 Total Distributions                             (0.90)     (5.09)            --
                                               --------   --------      --------
Net Asset Value, End of Period                    $5.42     $11.37        $14.27
                                               ========   ========      ========

TOTAL RETURN(3)                                (47.93)%     22.28%        11.05%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                             2.31%      2.30%      2.30%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                             1.20%      0.96%   1.77%(4)(5)

Portfolio Turnover Rate                              4%        11%           17%

Net Assets, End of Period (in thousands)           $337       $222           $41

(1) April 3, 2006 (commencement of sale) through November 30, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Due to cyclical dividends and the eight-month period ended November 30,
2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

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72

International Value

R Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                                                   2008       2007       2006(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period             $11.42     $14.31        $12.85
                                               --------   --------      --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                   0.13       0.11          0.19

 Net Realized and Unrealized Gain (Loss)         (5.14)       2.14          1.27
                                               --------   --------      --------
 Total From Investment Operations                (5.01)       2.25          1.46
                                               --------   --------      --------
Distributions

 From Net Investment Income                      (0.18)     (0.42)            --

 From Net Realized Gains                         (0.78)     (4.72)            --
                                               --------   --------      --------
 Total Distributions                             (0.96)     (5.14)            --
                                               --------   --------      --------
Net Asset Value, End of Period                    $5.45     $11.42        $14.31
                                               ========   ========      ========

TOTAL RETURN(3)                                (47.61)%     22.91%        11.36%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                             1.81%      1.80%      1.80%(4)

Ratio of Net Investment Income (Loss)
to Average Net Assets                             1.70%      1.46%   2.27%(4)(5)

Portfolio Turnover Rate                              4%        11%           17%

Net Assets, End of Period (in thousands)            $78       $202           $28

(1) April 3, 2006 (commencement of sale) through November 30, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

(5) Due to cyclical dividends and the eight-month period ended November 30,
2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.

See Notes to Financial Statements.

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73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of International Growth Fund, Global
Growth Fund and Emerging Markets Fund, three of the funds constituting
American Century World Mutual Funds, Inc. (the "Corporation"), as of November
30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of
International Value Fund, one of the funds constituting the Corporation, as of
November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period April 1, 2006 through November
30, 2006. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of International Value Fund for each of the periods ended March 31, 2006 and prior were audited by other auditors whose report, dated May 1, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
November 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of International Growth Fund, Global Growth Fund, Emerging Markets
Fund and International Value Fund, four of the funds constituting American
Century World Mutual Funds, Inc., as of November 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (except as noted above in reference to the report of other auditors), in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 14, 2009

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74

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
Century Global Investment Management, Inc. (ACGIM) or American Century
Investment Management, Inc. (ACIM); the funds' principal underwriter, American
Century Investment Services, Inc. (ACIS); and the funds' transfer agent,
American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACGIM, ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the
American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACGIM or ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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75

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc. and Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc. (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc. and Charming Shoppes, Inc.

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76

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUNDS: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); Controller, various American Century Investments funds (1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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77

APPROVAL OF MANAGEMENT AGREEMENTS
International Growth, Global Growth, Emerging Markets and International Value

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services (including subadvisory services) are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century
Investments, this process is referred to as the "15(c) Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor and each subadvisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning International Growth, Global Growth,
Emerging Markets, and International Value (the "Funds") and the services provided to the Funds under the management and subadvisory agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

* reports on the wide range of programs and services the advisor provides to the Funds and their shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of both the advisor and each subadvisor;

* data comparing the cost of owning the Funds to the cost of owning a similar fund;

* data comparing the Funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the Funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Funds' board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

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78

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES--GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* Fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of Fund assets

* daily valuation of the each Fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. The directors specifically noted that with respect to the Funds, the advisor had retained subadvisors to provide the day-to-day cash management services and, with respect to International Value, security selection. Under the applicable subadvisory agreement, a subadvisor for International Value is responsible for managing the investment operations and composition of the
Fund, including the purchase, retention, and disposition of the investments contained in the Fund. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

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79

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor and subadvisors to manage the Funds in accordance with their investment objectives and approved strategies. In providing these services, the advisor and subadvisors utilize teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the Funds. The Directors also review detailed performance information during the 15(c) Process comparing each Fund's performance with that of similar funds not managed by the advisor.
If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Each Fund's performance for both the one- and three-year periods was above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor's profits were reasonable in light of the services provided to the Funds. The board did not consider the profitability of the subadvisor because the subadvisor is paid from the unified fee of the advisor as a result of arm's length negotiations.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices. With respect to the subadvisors, as part of its oversight responsibilities, the board approves each subadvisor's code of ethics and any changes thereto. Further, through the advisor's compliance group, the board stays abreast of any violations of each subadvisor's code.

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80

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Funds specifically, the expenses incurred by the advisor in providing various functions to the Funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as each Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The Funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of each
Fund's independent directors (including their independent legal counsel). The
Directors specifically noted that the subadvisory fees paid to the subadvisor under the subadvisory agreement were subject to arm's length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing each Fund's unified fee to the total expense ratio of other funds in the Fund's peer group. The unified fee charged to shareholders of Emerging Markets was below the median of the total expense ration of its peer group. The unified fee charged to shareholders of each of the other Funds was above the median of the total expense ratios of its peer group. The board concluded that the management fee paid by each Fund to the advisor was reasonable in light of the services provided to the Fund.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

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81

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the Funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the Funds or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between each Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

Additionally, the board, including all the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, concluded that the subadvisory agreement between the advisor and each subadvisor, on behalf of each Fund, is fair and reasonable in light of the services provided and should be renewed.

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82

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, distributions you receive from certain IRAs, or 403(b),
457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Global Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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83

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE GROWTH INDEX is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE VALUE INDEX is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (EMERGING MARKETS) INDEX represents the gross performance of stocks in global emerging market countries.

The MSCI EUROPE INDEX is designed to measure equity market performance in
Europe.

The MSCI JAPAN INDEX is designed to measure equity market performance in Japan.

The MSCI WORLD FREE INDEX represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

------
84

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . .      1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE . . . . . . . . .      1-800-345-2021 or
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INVESTORS USING ADVISORS . . . . . . . . . . . . .      1-800-378-9878

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . .      1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . .      1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . .      1-800-634-4113

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Global Investment Management, Inc.
New York, New York

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0901
CL-ANN-63740S

[front cover]

ANNUAL REPORT
NOVEMBER 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

INTERNATIONAL STOCK FUND
INTERNATIONAL DISCOVERY FUND
INTERNATIONAL OPPORTUNITIES FUND

PROSPECTUS SUPPLEMENT ENCLOSED

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
November 30, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .       2
      International Equity Total Returns . . . . . . . . . . . . . . . . .       2

INTERNATIONAL STOCK

INTERNATIONAL DISCOVERY

INTERNATIONAL OPPORTUNITIES

FINANCIAL STATEMENTS

OTHER INFORMATION

     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      46
     Approval of Management Agreements for International Stock,

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century
Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century
Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to
American Century Investments by third party vendors. To the best of American
Century Investments' knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Mark Kopinski, Chief Investment Officer, International Equity

CREDIT CRISIS DEMONSTRATES ITS SCOPE

What started as a credit crisis in the U.S. subprime mortgage market eventually exploded into a worldwide financial sector meltdown in 2008. Frozen credit markets and slowing economic growth led to plunging international stock returns for the 12-month period ended November 30, 2008. Stock investors had nowhere to hide, as developed and emerging markets plunged.

For much of the period, soaring oil and commodity prices caused inflation to spike, which added to investors' woes. After peaking at $147 a barrel in July, however, oil prices quickly descended on waning global demand. Other commodity prices followed suit, and near-term inflationary pressures subsided.

JOINT EFFORT PROMPTS RATE CUTS

At the urging of the U.S. Federal Reserve, global central banks launched a coordinated response to combat the mounting credit crisis and restore worldwide market liquidity. Rate cuts represented a key component of this strategy. The Bank of England, which had been steadily cutting rates since
December 2007, slashed its key lending rate by 275 basis points during the period to 3.0%.

Citing sluggish economic growth and severe financial sector strain, Japan implemented its first rate cut in seven years. In early October, Japan's central bank cut the nation's key lending rate to 0.3% from 0.5%.

In Europe, action on the monetary policy front was mixed. As late as July
2008, the European Central Bank (ECB) hiked its key interest rate to combat the effects of rising inflation and a record-high euro. But, as economic conditions worsened and inflationary pressures eased, the ECB finally cut its key lending rate by 150 basis points late in the period to 3.25%.

CONCENTRATING ON OPPORTUNITY

The recent negative financial and economic news makes it difficult to see the opportunities that exist in the current market environment. For example, given their current prices and expected rates of economic growth, certain emerging markets appear attractive on a long-term basis. With our disciplined investment approach, we are as focused as ever on finding and capitalizing on the best international investment opportunities.

International Equity Total Returns
For the 12 months ended November 30, 2008 (in U.S. dollars)

MSCI EM Index                                       -56.42%
MSCI EAFE Growth Index                              -47.28%
MSCI Europe Index                                   -49.99%
MSCI EAFE Index                                     -47.79%
MSCI World Free Index                               -43.30%
MSCI EAFE Value Index                               -48.33%
MSCI Japan Index                                    -37.12%

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2

PERFORMANCE
International Stock

Total Returns as of November 30, 2008
                                     Average Annual Returns
                                             Since              Inception
                         1 year            Inception               Date

INVESTOR CLASS           -48.50%             -4.02%              3/31/05

MSCI EAFE INDEX          -47.79%             -4.24%                 --

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

International Stock

Growth of $10,000 Over Life of Class

$10,000 investment made March 31, 2005

One-Year Returns Over Life of Class
Periods ended November 30
                        2005*      2006       2007        2008

Investor Class          8.40%     26.07%     22.22%      -48.50%

MSCI EAFE Index         8.67%     28.20%     17.30%      -47.79%

*From 3/31/05, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
International Stock
Portfolio Managers: Alex Tedder and Raj Gandhi

PERFORMANCE SUMMARY

International Stock returned -48.50% for the 12 months ended November 30,
2008. The portfolio's benchmark, the MSCI EAFE Index, returned -47.79%.

Decelerating economic growth rates and global financial market distress battered international equities during the 12-month period. Fallout from the
U.S. subprime mortgage market meltdown spread throughout the world, resulting in tighter credit conditions, which increasingly restricted corporate access to operating capital and fueled economic anxieties. Every sector in the benchmark and portfolio posted double-digit declines for the period.
Similarly, every country in the benchmark and most countries in the portfolio posted double-digit losses.

JAPAN LED DETRACTORS

From a regional perspective, exposure in Japan, the portfolio's second-largest country weighting as of November 30, 2008, detracted the most from relative results. The Japanese market outperformed MSCI EAFE during the 12-month period, boosted by a surge in the value of the yen versus the U.S. dollar. Our underweight exposure to the Japanese market detracted significantly from overall performance. Our overweight positions in Greece and South Africa also weighed on returns.

At the opposite end of the performance spectrum, the United Kingdom, the portfolio's largest country weighting at the end of the reporting period, followed by the Netherlands and Switzerland, made the greatest contributions to the portfolio's relative performance. In the United Kingdom and the
Netherlands, stock selection helped, and in Switzerland, our overweight position accounted for the relative outperformance.

UTILITIES, INDUSTRIALS SECTORS LAGGED

The utilities industry ended the period as the portfolio's smallest sector weighting, yet it had the largest negative impact on relative performance.
This was due to the portfolio's underweight to the sector combined with unfavorable stock selection. Our position in the United Kingdom's electricity generating company International Power was the sector's poorest performer.

Slumping worldwide demand meant the industrials sector was among the worst contributors--for the portfolio and the benchmark. Our overweight to electrical equipment companies accounted for the bulk of the sector's relative underperformance. Q-Cells, the German manufacturer of solar cells, was the sector's weakest stock, tumbling on weak economic data and slowing demand for solar projects.

Top Ten Holdings as of November 30, 2008
                                             % of net           % of net
                                           assets as of       assets as of
                                             11/30/08            5/31/08
BG Group plc                                   2.5%               1.9%
Nestle SA                                      2.3%               1.4%
ENI SpA                                        2.3%               2.0%
Total SA                                       2.1%               1.9%
CSL Ltd.                                       1.9%               1.5%
Nintendo Co. Ltd.                              1.8%               1.5%
Reckitt Benckiser Group plc                    1.7%               1.4%
Novartis AG                                    1.7%               0.9%
SES SA Fiduciary Depositary Receipt            1.7%               1.3%
Tesco plc                                      1.6%               1.8%

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5

International Stock

PORTFOLIO'S FINANCIALS BEAT BENCHMARK

Despite the barrage of negative news within the financials industry, the portfolio's financials sector made the greatest contribution to relative performance. Our underweight position combined with favorable stock selection helped the portfolio's results outpace those of the benchmark. In particular, not owning several of the commercial banks and diversified financial services companies represented in the benchmark helped the portfolio's relative results.

Our health care stocks also contributed positively to relative performance, with an overweight position and stock selection boosting results. Denmark's
Novo Nordisk AS, a pharmaceutical company specializing in insulin treatments for diabetes, was among the portfolio's top contributors.

Overall, the portfolio's materials sector contributed positively to relative performance. It was home to the fund's top-performing stock, Germany's K+S AG.
The company, which produces potash, a key ingredient in fertilizers, benefited from rising demand for fertilizer products.

OUTLOOK

International Stock primarily invests in companies located in developed countries around the world, excluding the United States. Recent events suggest emotions, rather than fundamentals, have driven the world's equity markets.
Although we expect further difficulties and volatility in the short term, we will continue to focus on finding companies with sustainable growth characteristics. Where appropriate, we will take advantage of market weaknesses to add to high-conviction names.

Types of Investments in Portfolio
                                          % of net             % of net
                                        assets as of         assets as of
                                          11/30/08             5/31/08
Foreign Common Stocks & Rights              99.9%               98.5%
Temporary Cash Investments                  0.3%                 1.0%
Other Assets and Liabilities(1)            (0.2)%                0.5%

(1) Includes securities lending collateral and other assets and liabilities.

Investments by Country as of November 30, 2008
                                          % of net             % of net
                                        assets as of         assets as of
                                          11/30/08             5/31/08
United Kingdom                              22.9%               19.8%
Japan                                       15.1%               12.4%
Switzerland                                 10.9%                9.5%
France                                      8.1%                 8.5%
Germany                                     7.0%                 7.8%
Australia                                   4.5%                 5.3%
Italy                                       4.3%                 4.9%
Spain                                       3.7%                 3.6%
Canada                                      3.4%                 3.1%
Netherlands                                 3.2%                 0.9%
Other Countries                             16.8%               22.7%
Cash and Equivalent(2)                      0.1%                 1.5%

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
6

PERFORMANCE
International Discovery

Total Returns as of November 30, 2008
                                    Average Annual Returns
                                                        Since       Inception
                     1 year    5 years    10 years    Inception       Date

INVESTOR CLASS      -55.48%     3.45%       6.87%       9.94%        4/1/94

MSCI AC WORLD
EX-US MID CAP
GROWTH INDEX(1)     -54.16%     1.53%       0.32%       N/A(2)         --

S&P DEVELOPED
EX-US SMALLCAP
GROWTH INDEX(3)     -53.81%     1.20%       1.36%      1.86%(4)        --

Institutional
Class               -55.37%     3.65%       7.08%       7.67%        1/2/98

Advisor Class       -55.56%     3.19%       6.62%       5.33%        4/28/98

(1) In February of 2008, the fund's benchmark changed from the S&P/Citigroup
EMI Growth World ex-US to the MSCI AC World ex-US Mid Cap Growth Index. The
fund's investment advisor believes this index better represents the fund's portfolio composition.

(2) Benchmark data first available June 1994.

(3) Formerly S&P/Citigroup EMI Growth World ex-US.

(4) Since 3/31/94, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
7

International Discovery

Growth of $10,000 Over 10 Years

$10,000 investment made November 30, 1998

One-Year Returns Over 10 Years
Periods ended November 30
               1999      2000      2001      2002      2003     2004      2005    2006     2007      2008

Investor
Class         65.12%    -1.27%   -20.17%    -8.00%    37.05%   18.76%    24.30%  36.41%   32.18%   -55.48%

MSCI AC
World
ex-US
Mid Cap
Growth
Index         40.18%   -23.22%   -23.25%    -10.71%   29.81%   26.63%    18.61%  31.56%   19.11%   -54.16%

S&P
Developed
ex-US
SmallCap
Growth
Index         27.50%   -14.20%   -20.23%    -10.96%   38.79%   27.58%    19.21%  31.56%   14.82%   -53.81%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
8

PORTFOLIO COMMENTARY

International Discovery

Portfolio Managers: Mark Kopinski and Brian Brady

PERFORMANCE SUMMARY

International Discovery returned -55.48%* for the 12 months ended November 30,
2008. The portfolio's benchmark, the MSCI All-Country World ex-U.S. Mid Cap
Growth Index, returned -54.16%.

Decelerating economic growth rates and global financial market distress battered international equities during the 12-month period. Fallout from the
U.S. subprime mortgage market meltdown spread throughout the world, resulting in tighter credit conditions, which restricted corporate access to operating capital and fueled economic anxieties. Within the portfolio and the benchmark, every sector and nearly every country posted double-digit declines for the period.

Plummeting commodity prices late in the period also weighed prominently on the natural resources-rich developing markets, and emerging market stocks underperformed the developed markets.

JAPAN LED DETRACTORS

From a regional perspective, exposure in Japan, the portfolio's largest country weighting as of November 30, 2008, detracted the most from relative results. Our underweight position helped, but it wasn't enough to offset the negative impact of stock selection. NGK Insulators, a manufacturer of electrical insulators and industrial ceramic products, was the country's largest detractor for the period. Exposure to France and Spain also weighed on returns, primarily due to stock selection.

At the opposite end of the performance spectrum, our small positions in Korea,
India, and Ireland made the greatest contributions to the portfolio's relative performance. Stock selection was the contributing factor in Korea and Ireland, while an underweight position helped in India. Korea's STX Pan Ocean, a shipping company, was among the portfolio's top contributors.

CONSUMER STOCKS DISAPPOINTED

From a sector perspective, the portfolio's consumer discretionary, utilities, and energy stocks represented the largest detractors to relative performance.
In the consumer discretionary sector, stock selection was the primary detractor. In the utilities sector, our underweight position hurt results, while an overweight position in energy detracted from performance.

Top Ten Holdings as of November 30, 2008
                                                % of net          % of net
                                              assets as of      assets as of
                                                11/30/08          5/31/08
Serco Group plc                                   2.5%              1.4%
Shimano, Inc.                                     2.3%              0.7%
Lonza Group AG                                    2.3%              2.7%
CSL Ltd.                                          2.3%              2.6%
Firstgroup plc                                    2.2%               --
Open Text Corp.                                   2.2%              1.2%
Nitori Co. Ltd.                                   2.1%              0.5%
Everest Re Group Ltd.                             2.0%               --
Imperial Energy Corp. plc                         1.9%              1.1%
Link Real Estate Investment Trust (The)           1.9%              1.0%

*All fund returns referenced in this commentary are for Investor Class shares.

------
9

International Discovery

Within the consumer discretionary sector, media stocks were the weakest performers, led by China's Focus Media. Early in the period, the advertising company was charged with spamming wireless phone users, and we subsequently exited our position.

FINANCIALS STOCKS SURPRISED

Despite the barrage of negative news within the financials industry, the portfolio's financials sector made the greatest contribution to relative performance. Favorable stock selection combined with our underweight position helped the portfolio's results outpace those of the benchmark. In particular, our stock selection within the real estate investment trust segment helped the portfolio outperform the benchmark.

The portfolio's health care stocks also contributed positively to relative performance. Specifically, our out-of-benchmark position in Australia's CSL
Limited, a biotechnology company specializing in vaccines, contributed favorably due to strong profits and rising royalties for its cervical cancer vaccine.

The portfolio's materials sector also performed well on a relative basis.
Germany's K+S AG, a producer of potash for use in fertilizers, represented a top contributor to the fund's relative performance.

OUTLOOK

International Discovery primarily invests in small- to mid-sized companies located around the world (excluding the United States). Recent events suggest emotions, rather than fundamentals, have driven the world's equity markets.
Although we expect further difficulties and volatility in the short term, we will continue to focus on finding companies we believe have a high likelihood of growing earnings and revenues at improving rates. Where appropriate, we will take advantage of market weaknesses to add to high-conviction names.

Types of Investments in Portfolio
                                             % of net            % of net
                                           assets as of        assets as of
                                             11/30/08             5/31/08

Foreign Common Stocks                          97.4%               98.5%
Temporary Cash Investments                     2.4%                1.4%
Other Assets and Liabilities(1)                0.2%                0.1%

(1) Includes securities lending collateral and other assets and liabilities.

Investments by Country as of November 30, 2008
                                             % of net            % of net
                                           assets as of        assets as of
                                             11/30/08             5/31/08
Japan                                          24.7%               15.0%
United Kingdom                                 20.3%               12.3%
Canada                                         8.2%                9.2%
Switzerland                                    6.1%                5.3%
Australia                                      5.6%                5.7%
People's Republic of China                     4.7%                1.2%
Bermuda                                        3.6%                3.3%
Denmark                                        3.2%                2.9%
Ireland                                        3.0%                1.4%
Spain                                          2.1%                2.8%
France                                         2.1%                1.6%
Other Countries                                13.8%               37.8%
Cash and Equivalent(2)                         2.6%                1.5%

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
10

PERFORMANCE

International Opportunities

Total Returns as of November 30, 2008
                                            Average Annual Returns
                                                           Since      Inception
                               1 year       5 years      Inception       Date

INVESTOR CLASS                -56.46%        4.65%         9.07%        6/1/01

MSCI AC WORLD
EX-US SMALL CAP
GROWTH INDEX(1)               -56.62%        0.45%       1.26%(2)         --

S&P DEVELOPED
EX-US SMALLCAP
GROWTH INDEX(3)               -53.81%        1.20%       1.54%(2)         --

Institutional Class           -56.44%        4.85%        12.61%        1/9/03

(1) In February of 2008, the fund's benchmark changed from the S&P/Citigroup
EMI Growth World ex-US to the MSCI AC World ex-US Small Cap Growth Index. The
fund's investment advisor believes this index better represents the fund's portfolio composition.

(2) Since 5/31/01, the date nearest the Investor Class's inception for which data are available.

(3) Formerly S&P/Citigroup EMI Growth World ex-US.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
11

International Opportunities

Growth of $10,000 Over Life of Class

$10,000 investment made June 1, 2001

One-Year Returns Over Life of Class
Periods ended November 30
                2001*       2002     2003     2004     2005    2006     2007      2008

Investor
Class           -2.60%     -2.87%   61.54%   27.14%   35.28%  25.37%   33.73%   -56.46%

MSCI AC
World ex-US
Small Cap
Growth Index   -15.29%    -11.48%   43.18%   25.65%   20.71%  30.17%   19.40%   -56.62%

S&P
Developed
ex-US
SmallCap
Growth Index   -14.51%    -10.96%   38.79%   27.58%   19.21%  31.56%   14.82%   -53.81%

* From 6/1/01, the Investor Class's inception date. Index data from 5/31/01, the date nearest the Investor Class's inception for which data are available.
Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
12

PORTFOLIO COMMENTARY

International Opportunities

Portfolio Managers: Mark Kopinski and Trevor Gurwich

PERFORMANCE SUMMARY

International Opportunities returned -56.46%* for the 12 months ended November
30, 2008. The portfolio's benchmark, the MSCI All-Country World ex-U.S. Small
Cap Growth Index, returned -56.62%.

Decelerating economic growth rates and global financial market distress battered international equities during the 12-month period. Fallout from the
U.S. subprime mortgage market meltdown spread throughout the world, resulting in tighter credit conditions, which restricted corporate access to operating capital and fueled economic anxieties. Within the portfolio and benchmark, every sector and nearly every country posted double-digit declines for the period.

Plummeting commodity prices late in the period also weighed prominently on the natural resources-rich developing markets, and emerging market stocks underperformed the developed markets.

CHINA LED COUNTRY DETRACTORS

From a regional perspective, the portfolio's exposure to the developing markets of China, Hong Kong, and South Africa contributed negatively to performance. Stock selection was the culprit in China, where our portfolio-only position in China Medical Technologies, a medical device company, was the portfolio's largest performance detractor. Overweight positions in Hong Kong and an underweight in South Africa contributed to negative returns.

JAPAN WAS TOP PERFORMER

Japan (the portfolio's largest country weighting at the end of the reporting period) made the greatest contribution to the portfolio's relative performance, due to stock selection. Eight of the portfolio's top 10 contributors to relative performance were Japanese companies, including healthcare company Tsumura & Co., the portfolio's top contributor. Tsumura has a dominant market share of the traditional herbal medicine (Kampo) market in
Japan and benefited from the company's medicine education and scientific initiatives. The company also benefited from the strong yen, which helped reduce procurement costs. Additionally, the company sold one of its divisions and upped its dividend.

Spain and Italy also made positive contributions to performance, with stock selection the overriding factor. Spain's Grifols SA, a blood plasma processor, was among the portfolio's top contributors, advancing on strong pricing and healthy volume growth of its products.

Top Ten Holdings as of November 30, 2008
                                               % of net           % of net
                                             assets as of       assets as of
                                               11/30/08            5/31/08
Tsumura & Co.                                    2.5%               1.0%
Kaken Pharmaceutical Co. Ltd.                    2.1%                --
Seven Bank Ltd.                                  2.1%                --
Jardine Lloyd Thompson Group plc                 2.0%                --
Hokuto Corp.                                     1.8%                --
Kakaku.com, Inc.                                 1.8%               1.1%
Point, Inc.                                      1.8%                --
Nissha Printing Co. Ltd.                         1.8%                --
NET One Systems Co. Ltd.                         1.7%                --
Ansaldo STS SpA                                  1.7%               0.5%

*All fund returns referenced in this commentary are for Investor Class shares.

------
13

International Opportunities

ALL SECTORS STRUGGLED

On an absolute basis, all sectors in the portfolio posted sharply negative total returns. Stock selection put the consumer discretionary, energy, and utilities sectors among the weakest contributors to relative performance. In the consumer discretionary sector, stocks in the textiles, apparel, and luxury goods segment and the hotels, restaurants, and leisure category posted the worst relative results. In the energy group, Wellstream Holdings, a U.K.-based oil pipeline manufacturer, was among the portfolio's largest performance detractors, falling on plunging oil prices and concerns about slowing demand from oilfield projects.

Stock selection drove performance in the industrials sector, the portfolio's top contributor to relative performance. Our overweight positions in Japan's
Aeon Delight Co., a maintenance services company for shopping malls, and
Nissha Printing Co., a maker of decorative films and touch screens for notebook computers and cell phones, were the sector's top contributors.

The portfolio's health care sector also contributed favorably to relative performance. In particular, an overweight combined with good stock selection in the pharmaceuticals industry helped performance. In addition, our stock selection in the financials sector helped relative results, even as financial companies faced significant stress from the global credit crisis. Seven Bank, a regional bank servicing company in Japan, and Jardine Lloyd Thompson Group, a U.K.-based insurance broker, were among the portfolio's top contributors to relative performance.

OUTLOOK

International Opportunities primarily invests in small-capitalization companies located around the world (excluding the United States). Although we expect to encounter a challenging equity environment and volatility in the short term, the International Opportunities team will continue to focus on finding companies we believe exhibit a high likelihood of growing earnings and revenues at improving rates. Where appropriate, we will take advantage of market weaknesses to add to high-conviction names.

Types of Investments in Portfolio
                                               % of net           % of net
                                             assets as of       assets as of
                                               11/30/08            5/31/08
Foreign Common Stocks                           98.6%               98.3%
Temporary Cash Investments                       0.1%               0.5%
Other Assets and Liabilities(1)                  1.3%               1.2%

(1) Includes securities lending collateral and other assets and liabilities.

Investments by Country as of November 30, 2008
                                               % of net           % of net
                                             assets as of       assets as of
                                               11/30/08            5/31/08
Japan                                           29.7%               13.2%
United Kingdom                                  17.3%               14.3%
Germany                                          6.6%               6.5%
Italy                                            4.8%               5.2%
Hong Kong                                        4.4%               1.0%
Spain                                            4.3%               6.0%
France                                           3.6%               3.8%
Switzerland                                      3.2%               1.6%
People's Republic of China                       2.8%               0.6%
Netherlands                                      2.6%               4.7%
Canada                                           2.5%               6.6%
Other Countries                                 16.8%               34.8%
Cash and Equivalent(2)                           1.4%               1.7%

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
14

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
15

                      Beginning
                       Account     Ending Account     Expenses Paid    Annualized
                        Value           Value        During Period*      Expense
                        6/1/08        11/30/08      6/1/08 - 11/30/08    Ratio*

International Stock

ACTUAL

Investor Class          $1,000         $530.80            $5.78           1.51%

HYPOTHETICAL

Investor Class          $1,000        $1,017.45           $7.62           1.51%

International Discovery

ACTUAL

Investor Class          $1,000         $469.60            $5.14           1.40%

Institutional
Class                   $1,000         $470.30            $4.41           1.20%

Advisor Class           $1,000         $469.00            $6.06           1.65%

HYPOTHETICAL

Investor Class          $1,000        $1,018.00           $7.06           1.40%

Institutional Class     $1,000        $1,019.00           $6.06           1.20%

Advisor Class           $1,000        $1,016.75           $8.32           1.65%

International Opportunities

ACTUAL

Investor Class          $1,000         $500.70            $7.20           1.92%

Institutional
Class                   $1,000         $500.70            $6.45           1.72%

HYPOTHETICAL

Investor Class          $1,000        $1,015.40           $9.67           1.92%

Institutional
Class                   $1,000        $1,016.40           $8.67           1.72%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
16

SCHEDULE OF INVESTMENTS

International Stock

NOVEMBER 30, 2008

Shares                                                                       Value

Common Stocks & Rights -- 99.9%

AUSTRALIA -- 4.5%
        32,435  BHP Billiton Ltd.                                        $ 651,838
        50,002  CSL Ltd.                                                 1,151,224
        16,015  Rio Tinto Ltd.                                             493,857
       155,836  Telstra Corp. Ltd.                                         416,012
                                                                       -----------
                                                                         2,712,931
                                                                       -----------
BELGIUM -- 2.2%
         7,852  Anheuser-Busch Inbev NV                                    129,228
         6,973  KBC Groep NV                                               211,564
        56,584  SES SA Fiduciary Depositary Receipt                        991,581
                                                                       -----------
                                                                         1,332,373
                                                                       -----------
BERMUDA -- 0.6%
        11,260  Lazard Ltd., Class A                                       351,988
                                                                       -----------
BRAZIL -- 1.7%
        20,200  Cia Vale do Rio Doce, preference shares                    217,617
        71,300  Redecard SA                                                828,157
                                                                       -----------
                                                                         1,045,774
                                                                       -----------
CANADA -- 3.4%
        14,818  Canadian National Railway Co.                              522,489
         9,553  EnCana Corp.                                               447,176
        10,656  Gildan Activewear, Inc.(1)                                 180,349
        16,645  Research In Motion Ltd.(1)                                 706,913
         5,666  Shoppers Drug Mart Corp.                                   201,887
                                                                       -----------
                                                                         2,058,814
                                                                       -----------
CZECH REPUBLIC -- 0.9%
        12,944  CEZ AS                                                     513,821
                                                                       -----------
DENMARK -- 1.9%
        18,974  Novo Nordisk AS B Shares                                   969,698
         3,695  Vestas Wind Systems AS(1)                                  168,015
                                                                       -----------
                                                                         1,137,713
                                                                       -----------
FINLAND -- 1.0%
        12,959  Fortum Oyj                                                 260,362
        12,099  Nokia Oyj                                                  171,188
        21,054  Stora Enso Oyj R Shares                                    171,758
                                                                       -----------
                                                                           603,308
                                                                       -----------
FRANCE -- 8.1%
         9,631  ALSTOM SA                                                  513,794
        29,989  AXA SA                                                     574,205
        11,165  BNP Paribas                                                618,991
         5,053  Compagnie Generale des Etablissements
                Michelin, Class B                                          242,543

Shares                                                                       Value

         4,056  Essilor International SA                                 $ 162,333
        11,949  GDF Suez                                                   480,980
         3,875  Groupe Danone                                              223,382
         7,851  Suez Environnement SA(1)                                   135,243
        23,794  Total SA                                                 1,248,784
        12,332  Ubisoft Entertainment SA(1)                                284,221
        13,422  Vivendi                                                    380,518
                                                                       -----------
                                                                         4,864,994
                                                                       -----------
GERMANY -- 7.0%
         3,808  adidas AG                                                  119,156
         9,121  Bayer AG                                                   474,109
         4,559  Deutsche Boerse AG                                         327,873
        36,490  Deutsche Telekom AG                                        507,972
        20,957  Fresenius Medical Care AG & Co. KGaA                       915,896
         6,385  K+S AG                                                     289,545
         5,183  Linde AG                                                   380,474
         7,100  Muenchener Rueckversicherungs AG                           970,001
           896  Q-Cells SE(1)                                               30,184
         5,961  SAP AG                                                     204,859
                                                                       -----------
                                                                         4,220,069
                                                                       -----------
GREECE -- 1.5%
         7,257  Coca Cola Hellenic Bottling Co. SA                         112,938
        41,994  National Bank of Greece SA                                 802,304
                                                                       -----------
                                                                           915,242
                                                                       -----------
HONG KONG -- 1.4%
        12,500  China Mobile Ltd.                                          114,599
        14,400  Hang Seng Bank Ltd.                                        184,282
        84,000  Li & Fung Ltd.                                             152,903
       189,000  Link Real Estate Investment Trust (The)                    356,859
                                                                       -----------
                                                                           808,643
                                                                       -----------
INDIA -- 0.8%
        23,701  Bharti Airtel Ltd.(1)                                      320,027
         5,645  Housing Development Finance Corp. Ltd.                     166,499
                                                                       -----------
                                                                           486,526
                                                                       -----------
IRELAND -- 1.0%
        14,097  Anglo Irish Bank Corp. plc                                  15,278
        21,393  Ryanair Holdings plc ADR(1)                                561,780
                                                                       -----------
                                                                           577,058
                                                                       -----------
ISRAEL -- 1.1%
        15,033  Teva Pharmaceutical Industries Ltd. ADR                    648,674
                                                                       -----------

------
17

International Stock

Shares                                                                       Value

ITALY -- 4.3%
        59,426  ENI SpA                                                $ 1,348,411
        16,365  Finmeccanica SpA                                           205,011
        93,211  Intesa Sanpaolo SpA                                        281,856
        46,359  Saipem SpA                                                 722,703
                                                                       -----------
                                                                         2,557,981
                                                                       -----------
JAPAN -- 15.1%
         9,500  Benesse Corp.                                              402,007
         9,000  Canon, Inc.                                                267,797
            64  Central Japan Railway Co.                                  541,665
         5,300  Daito Trust Construction Co. Ltd.                          225,566
        13,500  FamilyMart Co. Ltd.                                        550,004
         5,000  FAST RETAILING CO. LTD.                                    573,956
        15,100  Honda Motor Co. Ltd.                                       331,902
       107,291  iShares MSCI Japan Index Fund                              929,140
        34,000  Japan Steel Works Ltd. (The)                               349,486
        18,800  Konami Corp.                                               426,105
        16,200  Kurita Water Industries Ltd.                               383,447
        11,100  Mitsubishi Corp.                                           138,059
         3,500  Nintendo Co. Ltd.                                        1,083,392
           976  Rakuten, Inc.                                              533,943
         8,000  Shiseido Co. Ltd.                                          148,790
           314  Sony Financial Holdings, Inc.                              928,753
            47  Sumitomo Mitsui Financial Group, Inc.                      172,417
         9,600  Terumo Corp.                                               445,820
        50,000  Tokyo Gas Co. Ltd.                                         225,248
         5,700  Unicharm Corp.                                             393,545
                                                                       -----------
                                                                         9,051,042
                                                                       -----------
LUXEMBOURG -- 0.2%
         3,839  Millicom International Cellular SA                         147,149
                                                                       -----------
NETHERLANDS -- 3.2%
         6,253  ASML Holding NV                                             95,398
        73,327  Koninklijke Ahold NV                                       818,523
        64,179  Koninklijke KPN NV                                         887,608
         5,096  Unilever NV CVA                                            119,163
                                                                       -----------
                                                                         1,920,692
                                                                       -----------
PEOPLE'S REPUBLIC OF CHINA -- 1.0%
       167,000  China Communications Construction Co. Ltd. H Shares        178,914
       259,500  China Merchants Bank Co. Ltd. H Shares                     416,734
                                                                       -----------
                                                                           595,648
                                                                       -----------
SINGAPORE -- 0.6%
        40,000  United Overseas Bank Ltd.                                  347,394
                                                                       -----------

Shares                                                                       Value

SOUTH KOREA -- 0.3%
         5,924  Hyundai Motor Co.                                        $ 167,558
                                                                       -----------
SPAIN -- 3.7%
        76,954  Banco Santander SA(1)                                      632,927
        45,311  Cintra Concesiones de Infraestructuras de
                Transporte SA(1)                                           362,165
        24,455  Indra Sistemas SA                                          500,187
        35,267  Telefonica SA                                              716,211
                                                                       -----------
                                                                         2,211,490
                                                                       -----------
SWITZERLAND -- 10.9%
        24,680  ABB Ltd.(1)                                                318,897
        12,148  Actelion Ltd.(1)                                           548,642
         4,818  Credit Suisse Group AG                                     141,422
         8,737  EFG International AG                                       139,573
        20,430  Julius Baer Holding AG                                     674,930
         3,605  Lonza Group AG                                             298,217
        38,122  Nestle SA                                                1,378,971
        21,945  Novartis AG                                              1,025,825
         5,788  Roche Holding AG                                           813,798
           388  SGS SA                                                     332,368
         4,757  Syngenta AG                                                846,138
                                                                       -----------
                                                                         6,518,781
                                                                       -----------
TAIWAN (REPUBLIC OF CHINA) -- 0.6%
       107,900  Hon Hai Precision Industry Co. Ltd.                        209,584
        20,625  Taiwan Semiconductor Manufacturing Co. Ltd. ADR            147,469
                                                                       -----------
                                                                           357,053
                                                                       -----------
UNITED KINGDOM -- 22.9%
        31,492  Admiral Group plc                                          478,260
        17,948  Aggreko plc                                                124,297
        19,378  AMEC plc                                                   157,458
         3,840  Anglo American plc                                          91,322
        21,984  AstraZeneca plc                                            830,720
        25,337  Autonomy Corp. plc(1)                                      365,151
        42,801  BAE Systems plc                                            235,269
       103,016  BG Group plc                                             1,475,246
        21,921  British American Tobacco plc                               574,471
        91,674  British Sky Broadcasting Group plc                         625,019
        17,775  Cadbury plc                                                150,671
        45,943  Capita Group plc (The)                                     492,627
       138,167  Cobham plc                                                 379,277
       134,805  Compass Group plc                                          639,386
        43,482  GlaxoSmithKline plc                                        753,278
        47,530  HSBC Holdings plc                                          510,831
        20,251  International Power plc                                     80,621

------
18

International Stock
Shares                                                                       Value

        89,222  Man Group plc                                            $ 347,469
        18,070  Next plc                                                   309,782
        24,299  Reckitt Benckiser Group plc                              1,031,253
        58,615  Reed Elsevier plc                                          487,380
        53,993  Scottish and Southern Energy plc                           915,335
        88,921  Stagecoach Group plc                                       240,315
        21,474  Standard Chartered plc                                     280,729
         7,079  Standard Chartered plc Rights(1)                            44,639
       214,073  Tesco plc                                                  971,500
       105,249  TUI Travel plc                                             344,118
       391,979  Vodafone Group plc                                         765,800
                                                                       -----------
                                                                        13,702,224
                                                                       -----------
TOTAL COMMON STOCKS & RIGHTS
(Cost $76,261,623)                                                      59,854,940
                                                                       -----------
Temporary Cash Investments -- 0.3%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 4.75%,
2/15/37, valued at $203,740), in a joint trading account at 0.20%, dated 11/28/08, due 12/1/08 (Delivery value $200,003)
(Cost $200,000)                                                            200,000
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 100.2%
(Cost $76,461,623)                                                      60,054,940
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (0.2)%                                   (142,895)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $59,912,045
                                                                       ===========

Market Sector Diversification
(as a % of net assets)
Financials                                                                   17.0%
Health Care                                                                  15.1%
Consumer Staples                                                             11.4%
Consumer Discretionary                                                       10.8%
Industrials                                                                  10.1%
Energy                                                                        9.0%
Information Technology                                                        8.8%
Telecommunication Services                                                    6.5%
Materials                                                                     5.2%
Utilities                                                                     4.4%
Diversified                                                                   1.6%
Cash and Equivalents*                                                         0.1%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

CVA = Certificaten Van Aandelen

MSCI = Morgan Stanley Capital International

(1) Non-income producing.

Geographic classifications and market sector diversification are unaudited.

See Notes to Financial Statements.

------
19

International Discovery

NOVEMBER 30, 2008

Shares                                                                       Value

Common Stocks -- 97.4%

AUSTRALIA -- 5.6%
           764,700  Billabong International Ltd.                        $5,321,038
           720,000  Computershare Ltd.                                   3,126,342
           786,400  CSL Ltd.                                            18,105,724
           655,800  Lion Nathan Ltd.                                     3,744,593
         1,206,000  Sonic Healthcare Ltd.                               10,616,800
         1,545,800  Tatts Group Ltd.                                     2,564,689
                                                                      ------------
                                                                        43,479,186
                                                                      ------------
BERMUDA -- 3.6%
           203,400  Everest Re Group Ltd.                               15,958,764
            38,300  Lazard Ltd., Class A                                 1,197,258
         1,301,000  Seadrill Ltd.                                       10,666,201
                                                                      ------------
                                                                        27,822,223
                                                                      ------------
BRAZIL -- 1.3%
           867,100  Global Village Telecom Holding SA(1)                 9,809,374
                                                                      ------------
CANADA -- 8.2%
           377,400  Agnico-Eagle Mines Ltd.                             14,250,639
           334,500  Alimentation Couche Tard, Inc., Class B              3,304,003
           216,400  Crescent Point Energy Trust                          4,618,697
           173,800  Fortis, Inc.                                         3,766,928
           815,800  Gildan Activewear, Inc.(1)                          13,807,162
           191,900  Metro, Inc., Class A                                 5,245,452
           632,700  Open Text Corp.(1)                                  16,836,147
            42,058  Ritchie Bros. Auctioneers, Inc.                        783,374
            91,200  Saputo, Inc.(1)                                      1,691,340
                                                                      ------------
                                                                        64,303,742
                                                                      ------------
CHANNEL ISLANDS -- 0.9%
           367,200  Amdocs Ltd.(1)                                       6,899,688
                                                                      ------------
DENMARK -- 3.2%
           153,100  Genmab AS(1)                                         6,842,713
            92,300  Novozymes AS B Shares                                6,548,586
            93,500  Topdanmark AS(1)                                    11,212,600
                                                                      ------------
                                                                        24,603,899
                                                                      ------------
FINLAND -- 0.1%
           100,400  Nokian Renkaat Oyj                                   1,179,762
                                                                      ------------
FRANCE -- 2.1%
           252,100  Gemalto NV(1)                                        5,959,105
           145,300  Neopost SA                                          10,393,929
                                                                      ------------
                                                                        16,353,034
                                                                      ------------

Shares                                                                       Value

GREECE -- 0.2%
            61,700  OPAP SA                                             $1,530,381
                                                                      ------------
HONG KONG -- 1.9%
         7,735,500  Link Real Estate Investment Trust (The)             14,605,716
                                                                      ------------
IRELAND -- 3.0%
         1,618,930  Anglo Irish Bank Corp. plc                           1,754,543
         1,078,700  Experian plc                                         6,592,428
           231,500  Icon plc ADR(1)                                      4,905,485
           143,900  Kerry Group plc, Class A                             2,998,937
           281,600  Ryanair Holdings plc ADR(1)                          7,394,816
                                                                      ------------
                                                                        23,646,209
                                                                      ------------
ITALY -- 1.8%
           341,800  ERG SpA                                              4,633,752
           766,100  Mediolanum SpA                                       3,141,917
           562,200  Prysmian SpA                                         6,279,981
                                                                      ------------
                                                                        14,055,650
                                                                      ------------
JAPAN -- 24.7%
           157,300  ABC-Mart, Inc.                                       5,361,117
           429,500  AEON Mall Co. Ltd.                                   9,080,315
           679,000  Asics Corp.                                          4,093,786
           494,600  Capcom Co. Ltd.                                     10,055,779
           226,800  FamilyMart Co. Ltd.                                  9,240,069
         2,322,000  Hankyu Hanshin Holdings, Inc.                       11,553,981
           163,200  Hosiden Corp.                                        2,003,645
           713,200  iShares MSCI Japan Index Fund                        6,176,312
           408,000  Japan Steel Works Ltd. (The)                         4,193,827
           206,000  JGC Corp.                                            2,380,129
             5,400  Jupiter Telecommunications Co. Ltd.                  4,163,430
           150,800  Kobayashi Pharmaceutical Co. Ltd.                    5,536,267
           239,000  Nippon Meat Packers, Inc.                            2,996,777
           186,100  Nissha Printing Co. Ltd.                             8,674,540
           229,600  Nitori Co. Ltd.                                     16,353,171
         3,125,000  Osaka Gas Co. Ltd.                                  11,887,044
             4,200  Rakuten, Inc.                                        2,297,707
           495,100  Shimano, Inc.                                       18,314,235
           350,000  Shionogi & Co. Ltd.                                  7,594,355
         1,262,600  Sumitomo Rubber Industries, Inc.                    11,524,589
           639,000  Suruga Bank Ltd.                                     6,451,079
         2,079,000  Taisei Corp.                                         4,111,541

------
20

International Discovery
Shares                                                                       Value

           190,200  Tokyo Broadcasting System, Inc.                     $2,514,105
           525,000  Toyo Suisan Kaisha Ltd.                             12,265,092
            88,700  Toyo Tanso Co. Ltd.                                  4,283,629
         2,536,000  Ube Industries Ltd.                                  5,058,927
            67,100  Unicharm Corp.                                       4,632,787
                                                                      ------------
                                                                       192,798,235
                                                                      ------------
LUXEMBOURG -- 0.5%
           107,500  Millicom International Cellular SA                   4,120,475
                                                                      ------------
MULTI-NATIONAL -- 0.5%
            98,600  iShares MSCI EAFE Growth Index Fund                  4,118,522
                                                                      ------------
NETHERLANDS -- 1.8%
           150,900  Fugro NV                                             4,807,039
           557,400  Qiagen NV(1)                                         8,851,068
                                                                      ------------
                                                                        13,658,107
                                                                      ------------
NORWAY -- 1.0%
         2,832,100  Pronova BioPharma AS(1)                              7,817,356
                                                                      ------------
PEOPLE'S REPUBLIC OF CHINA -- 4.7%
         5,306,000  China High Speed Transmission Equipment Group
                    Co. Ltd.                                             4,193,434
        28,885,389  China South Locomotive & Rolling Stock Corp. H
                    Shares(1)                                           12,188,397
         6,832,000  China Yurun Food Group Ltd.                          7,603,712
           412,100  Mindray Medical International Ltd. ADR               7,450,768
           102,800  New Oriental Education & Technology Group
                    ADR(1)                                               5,305,508
                                                                      ------------
                                                                        36,741,819
                                                                      ------------
SINGAPORE -- 0.6%
         4,195,000  SMRT Corp. Ltd.                                      4,513,705
                                                                      ------------
SOUTH AFRICA -- 0.7%
         1,525,000  Aspen Pharmacare Holdings Ltd.(1)                    5,689,385
                                                                      ------------
SOUTH KOREA -- 1.1%
            34,500  Hite Brewery Co. Ltd.(1)                             4,250,321
            35,200  LG Household & Health Care Ltd.                      4,008,569
                                                                      ------------
                                                                         8,258,890
                                                                      ------------

Shares                                                                       Value

SPAIN -- 2.1%
           162,800  Bolsas y Mercados Espanoles                         $3,869,612
           373,500  Enagas                                               6,945,421
           290,400  Indra Sistemas SA                                    5,939,662
                                                                      ------------
                                                                        16,754,695
                                                                      ------------
SWITZERLAND -- 6.1%
           239,200  Actelion Ltd.(1)                                    10,803,033
            76,600  Aryzta AG(1)                                         2,054,611
             6,200  Barry Callebaut AG(1)                                3,658,102
           105,900  Basilea Pharmaceutica(1)                             9,896,793
             2,400  Givaudan SA                                          1,575,890
           220,500  Lonza Group AG                                      18,240,447
            25,000  Partners Group Holding AG                            1,508,051
                                                                      ------------
                                                                        47,736,927
                                                                      ------------
TAIWAN (REPUBLIC OF CHINA) -- 1.4%
         7,083,000  Acer, Inc.                                           9,040,131
           638,000  President Chain Store Corp.                          1,503,502
                                                                      ------------
                                                                        10,543,633
                                                                      ------------
UNITED KINGDOM -- 20.3%
           568,600  Admiral Group plc                                    8,635,173
         1,547,200  Amlin plc                                            8,758,004
         1,386,700  ARM Holdings plc                                     2,053,952
           315,900  Berkeley Group Holdings plc(1)                       4,108,321
         2,721,000  Cobham plc                                           7,469,320
           266,089  De La Rue plc(1)                                     3,493,692
           415,100  De La Rue plc, preference shares(1)                  1,947,129
         2,413,000  Firstgroup plc,                                     17,524,546
         2,197,000  IG Group Holdings plc                                7,612,437
           971,700  Imperial Energy Corp. plc(1)                        14,908,393
         1,745,700  Inmarsat plc                                        11,730,501
           538,000  London Stock Exchange Group plc                      5,073,472
         1,823,000  Rexam plc                                            9,814,391
           319,600  Rotork plc                                           3,848,087
           628,398  Schroders plc                                        8,227,272
         3,119,100  Serco Group plc                                     19,156,301
           736,300  Smith & Nephew plc                                   5,490,021
         1,712,200  VT Group plc                                        13,323,629
           839,300  Wellstream Holdings plc                              4,998,851
                                                                      ------------
                                                                       158,173,492
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $905,111,951)                                                    759,214,105
                                                                      ------------

------
21

International Discovery
Shares                                                                       Value

Temporary Cash Investments -- 2.4%

            29,511  JPMorgan U.S. Treasury Plus Money Market Fund
                    Agency Shares                                         $ 29,511

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 4.75%,
2/15/37, $18,845,958), in a joint trading account at 0.20%, dated
11/28/08, due 12/1/08 (Delivery value $18,500,308)                      18,500,000
                                                                      ------------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $18,529,511)                                                      18,529,511
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 99.8%
(Cost $923,641,462)                                                    777,743,616
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 0.2%                                     1,732,859
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $779,476,475
                                                                      ============

Market Sector Diversification
(as a % of net assets)
Industrials                                                                  17.7%
Health Care                                                                  15.7%
Financials                                                                   13.8%
Consumer Discretionary                                                       12.6%
Information Technology                                                       10.0%
Consumer Staples                                                              9.7%
Energy                                                                        5.7%
Materials                                                                     4.7%
Telecommunication Services                                                    3.3%
Utilities                                                                     2.9%
Diversified                                                                   1.3%
Cash and Equivalents*                                                         2.6%

* Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

EAFE = Europe, Australasia, and Far East

MSCI = Morgan Stanley Capital International

(1) Non-income producing.

Geographic classifications and market sector diversification are unaudited.

See Notes to Financial Statements.

------
22

International Opportunities

NOVEMBER 30, 2008

Shares                                                                       Value

Common Stocks -- 98.6%

AUSTRALIA -- 1.5%
      76,690  Ansell Ltd.                                                $ 641,993
      70,721  JB Hi-Fi Ltd.                                                387,008
                                                                       -----------
                                                                         1,029,001
                                                                       -----------
AUSTRIA -- 1.0%
      25,750  Intercell AG(1)                                              681,324
                                                                       -----------
BERMUDA -- 2.4%
     132,799  Catlin Group Ltd.                                            884,177
      13,949  Endurance Specialty Holdings Ltd.                            375,507
      58,142  Lancashire Holdings Ltd.                                     345,475
                                                                       -----------
                                                                         1,605,159
                                                                       -----------
BRITISH VIRGIN ISLANDS -- 0.5%
      76,577  Playtech Ltd.                                                360,876
                                                                       -----------
CANADA -- 2.5%
      23,791  Laurentian Bank of Canada                                    679,277
      17,312  Metro, Inc., Class A                                         473,211
      20,073  Open Text Corp.(1)                                           534,143
                                                                       -----------
                                                                         1,686,631
                                                                       -----------
CYPRUS -- 0.4%
      65,791  ProSafe SE(1)                                                251,056
                                                                       -----------
FRANCE -- 3.6%
      43,327  Altran Technologies SA(1)                                    161,212
       8,354  bioMerieux                                                   613,000
      34,443  Gemalto NV(1)                                                814,159
       8,912  Ingenico                                                     115,407
      11,181  Orpea(1)                                                     343,856
       9,924  Sechilienne-Sidec                                            332,164
                                                                       -----------
                                                                         2,379,798
                                                                       -----------
GERMANY -- 6.6%
      13,195  Biotest AG, preference shares                                710,311
      16,277  Fielmann AG                                                  919,110
      29,091  Gerresheimer AG                                            1,001,237
       6,625  Software AG                                                  342,699
      11,217  Vossloh AG                                                 1,040,413
      71,918  Wire Card AG(1)                                              407,831
                                                                       -----------
                                                                         4,421,601
                                                                       -----------
GREECE -- 1.2%
      98,646  Hellenic Exchanges SA Holding                                819,915
                                                                       -----------
HONG KONG -- 4.4%
     196,000  Cafe de Coral Holdings Ltd.                                  329,091
     471,000  China Green Holdings Ltd.                                    305,742
     318,000  Hengan International Group Co. Ltd.                          945,960

Shares                                                                       Value

   1,185,000  Huabao International Holdings Ltd.                         $ 742,500
   1,692,000  Ju Teng International Holdings Ltd.(1)                       327,981
     246,000  Ports Design Ltd.                                            276,725
                                                                       -----------
                                                                         2,927,999
                                                                       -----------
INDIA -- 2.0%
     179,702  Indian Bank                                                  446,129
      45,292  Lupin Ltd.                                                   532,172
      46,766  Piramal Healthcare Ltd.                                      199,226
      17,428  Tulip Telecom Ltd.                                           145,857
                                                                       -----------
                                                                         1,323,384
                                                                       -----------
ISRAEL -- 1.6%
      28,410  Elbit Systems Ltd.                                         1,030,373
                                                                       -----------
ITALY -- 4.8%
      90,785  Ansaldo STS SpA                                            1,135,263
     130,731  Astaldi SpA                                                  600,696
     124,969  Davide Campari-Milano SpA                                    692,991
     183,911  Landi Renzo SpA                                              800,365
                                                                       -----------
                                                                         3,229,315
                                                                       -----------
JAPAN -- 29.7%
      19,500  ABC-Mart, Inc.                                               664,601
      35,900  Aeon Delight Co. Ltd.                                        956,620
      52,800  Capcom Co. Ltd.                                            1,073,484
      33,100  Daiseki Co. Ltd.                                             779,306
      46,700  Hokuto Corp.                                               1,199,236
      64,800  Hosiden Corp.                                                795,565
         337  Kakaku.com, Inc.                                           1,182,199
     144,000  Kaken Pharmaceutical Co. Ltd.                              1,426,820
      37,000  Kikkoman Corp.                                               417,079
      15,500  Kobayashi Pharmaceutical Co. Ltd.                            569,046
      11,600  Matsumotokiyoshi Holdings Co Ltd.                            228,694
      26,500  Ministop Co. Ltd.                                            512,565
         661  NET One Systems Co. Ltd.                                   1,137,077
      25,300  Nissha Printing Co. Ltd.                                   1,179,290
          35  Nomura Real Estate Office Fund, Inc. REIT                    204,163
          35  Osaka Securities Exchange Co. Ltd.                           156,244
      24,260  Point, Inc.                                                1,179,290
         386  Seven Bank Ltd.                                            1,372,366
     116,300  Shinko Plantech Co. Ltd.                                   1,086,776
      40,000  Toyo Suisan Kaisha Ltd.                                      934,483
      52,000  Tsumura & Co.                                              1,667,009
      33,500  Unicharm Petcare Corp.                                     1,092,002
                                                                       -----------
                                                                        19,813,915
                                                                       -----------

------
23

International Opportunities
Shares                                                                       Value

NETHERLANDS -- 2.6%
      41,070  Imtech NV                                                  $ 629,950
      42,378  QIAGEN NV(1)                                                 683,556
       7,246  Smit Internationale NV                                       402,980
                                                                       -----------
                                                                         1,716,486
                                                                       -----------
NEW ZEALAND -- 1.0%
     404,784  Fisher & Paykel Healthcare Corp. Ltd.                        683,865
                                                                       -----------
NORWAY -- 0.4%
      37,900  TGS Nopec Geophysical Co ASA(1)                              248,867
                                                                       -----------
PEOPLE'S REPUBLIC OF CHINA -- 2.8%
      30,692  China Medical Technologies, Inc. ADR                         629,493
     371,000  Golden Eagle Retail Group Ltd.                               200,265
     504,000  New World Department Store China Ltd.                        215,844
     352,000  Shandong Weigao Group Medical Polymer Co. Ltd., Class
              H                                                            500,605
     429,000  Zhuzhou CSR Times Electric Co. Ltd., Class H                 346,565
                                                                       -----------
                                                                         1,892,772
                                                                       -----------
SOUTH KOREA -- 2.3%
       7,389  CJ Home Shopping                                             157,079
      29,200  DigiTech Systems Co. Ltd.(1)                                 183,435
      22,040  LG Fashion Corp.                                             307,804
         828  Lotte Chilsung Beverage Co. Ltd.                             421,842
       2,856  Nong Shim Co. Ltd.                                           438,605
                                                                       -----------
                                                                         1,508,765
                                                                       -----------
SPAIN -- 4.3%
       1,656  Construcciones y Auxiliar de Ferrocarriles SA                475,523
      32,815  Grifols SA                                                   565,463
      34,161  Prosegur, Compania de Seguridad SA                           971,002
      47,313  Viscofan SA                                                  887,143
                                                                       -----------
                                                                         2,899,131
                                                                       -----------
SWEDEN -- 0.8%
      52,652  Elekta AB, Class B                                           558,288
                                                                       -----------

Shares                                                                       Value

SWITZERLAND -- 3.2%
         880  Acino Holding AG                                           $ 163,392
      14,987  Advanced Digital Broadcast Holdings SA(1)                    339,436
       6,007  Bank Sarasin & Compagnie AG, Class B                         147,991
       1,727  Galenica Holding AG                                          488,911
      11,616  PSP Swiss Property AG(1)                                     486,182
      11,128  Swiss Prime Site AG(1)                                       478,003
                                                                       -----------
                                                                         2,103,915
                                                                       -----------
TAIWAN (REPUBLIC OF CHINA) -- 1.7%
     325,000  Giant Manufacturing Co. Ltd.                                 808,565
   1,255,000  Goldsun Development & Construction Co. Ltd.                  339,408
                                                                       -----------
                                                                         1,147,973
                                                                       -----------
UNITED KINGDOM -- 17.3%
      89,780  888 Holdings plc                                             105,929
     107,796  ASOS plc(1)                                                  459,016
      50,682  Autonomy Corp. plc(1)                                        730,417
     113,775  Babcock International Group plc                              843,815
      17,941  Chemring Group plc                                           518,221
     110,612  Connaught plc                                                632,787
      24,642  Croda International plc                                      171,624
      28,790  Dana Petroleum plc(1)                                        387,602
     225,748  Domino's Pizza UK & IRL plc                                  615,158
     254,070  IG Group Holdings plc                                        880,333
      40,916  Intertek Group plc                                           478,115
     170,759  Jardine Lloyd Thompson Group plc                           1,312,595
     143,957  John Wood Group plc                                          476,696
     118,883  Micro Focus International plc                                469,359
      79,783  Petrofac Ltd.                                                417,195
      50,783  Provident Financial plc                                      673,021
     154,229  PV Crystalox Solar plc                                       270,844
     318,596  QinetiQ plc                                                  854,429
     136,970  SSL International plc                                      1,010,726
      36,542  Wellstream Holdings plc                                      217,643
                                                                       -----------
                                                                        11,525,525
                                                                       -----------
TOTAL COMMON STOCKS
(Cost $77,783,545)                                                      65,845,934
                                                                       -----------

------
24

International Opportunities

Shares                                                                       Value

Temporary Cash Investments -- 0.1%

      51,022  JPMorgan U.S. Treasury Plus Money Market Fund Agency
              Shares
(Cost $51,022)                                                            $ 51,022
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 98.7%
(Cost $77,834,567)                                                      65,896,956
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- 1.3%                                       889,045
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $66,786,001
                                                                       ===========

Market Sector Diversification
(as a % of net assets)
Industrials                                                                  19.7%
Health Care                                                                  19.6%
Financials                                                                   13.9%
Consumer Staples                                                             13.7%
Information Technology                                                       12.9%
Consumer Discretionary                                                       11.6%
Energy                                                                        4.6%
Materials                                                                     1.9%
Utilities                                                                     0.5%
Telecommunication Services                                                    0.2%
Cash and Equivalents*                                                         1.4%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

REIT = Real Estate Investment Trust

(1) Non-income producing.

Geographic classifications and market sector diversification are unaudited.

See Notes to Financial Statements.

------
25

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2008
                                    International    International   International
                                            Stock        Discovery   Opportunities

ASSETS

Investments securities, at value
(cost of $76,461,623,
$923,641,462 and $77,834,567,
respectively)                         $60,054,940     $777,743,616     $65,896,956

Cash                                           --           47,455              --

Foreign currency holdings, at
value (cost of $156,613, $- and
$722,509, respectively)                   151,750               --         723,042

Receivable for investments sold           705,219       24,538,462       4,537,470

Receivable for capital shares
sold                                       28,579          197,106             200

Dividends and interest receivable         177,193        1,369,976         127,419

Other assets                                  416           49,686          13,598
                                    -------------   --------------   -------------
                                       61,118,097      803,946,301      71,298,685
                                    -------------   --------------   -------------

LIABILITIES

Disbursements in excess of
demand deposit cash                        11,997               --          67,642

Payable for investments purchased       1,066,757       22,930,452       4,316,256

Payable for capital shares
redeemed                                   57,403          549,288          16,956

Accrued management fees                    69,895          987,864         111,830

Distribution and service fees
payable                                        --            2,222              --
                                    -------------   --------------   -------------
                                        1,206,052       24,469,826       4,512,684
                                    -------------   --------------   -------------

NET ASSETS                            $59,912,045     $779,476,475     $66,786,001
                                    =============   ==============   =============

NET ASSETS CONSIST OF:
Capital (par value and paid-in
surplus)                              $94,415,951   $1,405,336,910   $ 125,725,067

Undistributed net investment
income                                    919,289        6,695,502              --

Accumulated net realized loss on
investment and foreign currency
transactions                         (19,010,587)    (486,680,971)    (47,003,398)

Net unrealized depreciation on
investments and translation of
assets and liabilities in
foreign currencies                   (16,412,608)    (145,874,966)    (11,935,668)
                                    -------------   --------------   -------------
                                      $59,912,045     $779,476,475     $66,786,001
                                    =============   ==============   =============

INVESTOR CLASS,
$0.01 PAR VALUE

Net assets                            $59,912,045     $713,763,646     $65,541,062

Shares outstanding                      7,401,137      113,944,291      17,727,967

Net asset value per share                   $8.09            $6.26           $3.70

INSTITUTIONAL CLASS,
$0.01 PAR VALUE

Net assets                                    N/A      $55,090,869      $1,244,939

Shares outstanding                            N/A        8,686,980         334,436

Net asset value per share                     N/A            $6.34           $3.72

ADVISOR CLASS,
$0.01 PAR VALUE

Net assets                                    N/A      $10,621,960             N/A

Shares outstanding                            N/A        1,731,989             N/A

Net asset value per share                     N/A            $6.13             N/A

See Notes to Financial Statements.

------
26

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 2008
                                 International      International    International
                                         Stock          Discovery    Opportunities

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign
taxes withheld of $247,923,
$2,274,487 and $297,143,
respectively)                      $ 2,857,042       $ 27,189,597      $ 3,460,408

Interest                                13,945            605,164           90,251

Securities lending, net                 80,819            927,428          279,559
                                 -------------   ----------------   --------------
                                     2,951,806         28,722,189        3,830,218
                                 -------------   ----------------   --------------

EXPENSES:

Management fees                      1,684,681         20,651,064        2,757,074

Distribution and service fees
-- Advisor Class                            --             32,448               --

Directors' fees and expenses             3,120             42,877            4,125

Other expenses                           7,570             16,538            2,604
                                 -------------   ----------------   --------------
                                     1,695,371         20,742,927        2,763,803
                                 -------------   ----------------   --------------

NET INVESTMENT INCOME (LOSS)         1,256,435          7,979,262        1,066,415
                                 -------------   ----------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions (net
of foreign taxes accrued of
$(416), $1,154 and $-,
respectively)                     (22,105,720)      (469,686,994)     (46,571,416)

Foreign currency transactions        3,505,224       (13,585,873)          121,915
                                 -------------   ----------------   --------------
                                  (18,600,496)      (483,272,867)     (46,449,501)
                                 -------------   ----------------   --------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION)
ON:

Investments (net of foreign
taxes accrued of $12,541,
$571,796 and $55,966,
respectively)                     (32,913,461)      (446,466,634)     (48,543,808)

Translation of assets and
liabilities in foreign
currencies                        (13,314,983)      (115,177,238)     (11,768,883)
                                 -------------   ----------------   --------------
                                  (46,228,444)      (561,643,872)     (60,312,691)
                                 -------------   ----------------   --------------

NET REALIZED AND UNREALIZED
GAIN (LOSS)                       (64,828,940)    (1,044,916,739)    (106,762,192)
                                 -------------   ----------------   --------------

NET INCREASE (DECREASE) IN
NET ASSETS RESULTING FROM
OPERATIONS                       $(63,572,505)   $(1,036,937,477)   $(105,695,777)
                                 =============   ================   ==============

See Notes to Financial Statements.

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27

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED NOVEMBER 30, 2008 AND NOVEMBER 30, 2007

                         International Stock              International Discovery
Increase
(Decrease) in
Net Assets                    2008            2007               2008              2007

OPERATIONS

Net investment
income (loss)          $ 1,256,435     $ 1,071,359        $ 7,979,262       $ 5,449,656

Net realized gain
(loss)                (18,600,496)       5,989,515      (483,272,867)       430,556,176

Change
in net
unrealized
appreciation
(depreciation)        (46,228,444)      17,434,439      (561,643,872)        35,680,142
                     -------------   -------------    ---------------    --------------
Net increase
(decrease) in net
assets resulting
from operations       (63,572,505)      24,495,313    (1,036,937,477)       471,685,974
                     -------------   -------------    ---------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS

From net
investment income:

 Investor
 Class                 (1,082,682)       (320,168)        (6,356,563)                --

 Institutional
 Class                          --              --          (874,387)                --

 Advisor
 Class                          --              --            (6,979)                --

From net realized
gains:

 Investor
 Class                 (5,805,544)              --      (394,844,373)     (348,487,918)

 Institutional
 Class                          --              --       (32,915,911)      (25,425,423)

 Advisor
 Class                          --              --        (1,442,399)           (2,581)
                     -------------   -------------    ---------------    --------------
Decrease in net
assets from
distributions          (6,888,226)       (320,168)      (436,440,612)     (373,915,922)
                     -------------   -------------    ---------------    --------------

CAPITAL SHARE TRANSACTIONS

Net increase
(decrease) in
net assets from
capital share
transactions          (14,439,277)      30,456,260        346,302,568       255,971,291
                     -------------   -------------    ---------------    --------------
NET INCREASE
(DECREASE) IN
NET ASSETS            (84,900,008)      54,631,405    (1,127,075,521)       353,741,343

NET ASSETS

Beginning of
period                 144,812,053      90,180,648      1,906,551,996     1,552,810,653
                     -------------   -------------    ---------------    --------------
End of period          $59,912,045   $ 144,812,053      $ 779,476,475    $1,906,551,996
                     =============   =============    ===============    ==============

Undistributed
net investment
income                    $919,289        $934,954         $6,695,502        $6,986,593
                     =============   =============    ===============    ==============

See Notes to Financial Statements.

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28

YEARS ENDED NOVEMBER 30, 2008 AND NOVEMBER 30, 2007
                                                     International Opportunities
Increase (Decrease) in Net Assets                              2008           2007

OPERATIONS

Net investment income (loss)                            $ 1,066,415      $ 410,877

Net realized gain (loss)                               (46,449,501)     49,869,818

Change in net unrealized appreciation
(depreciation)                                         (60,312,691)      7,884,112
                                                      -------------   ------------
Net increase (decrease) in net assets resulting
from operations                                       (105,695,777)     58,164,807
                                                      -------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                                         (1,005,979)       (45,647)

 Institutional Class                                       (33,311)        (2,514)

From net realized gains:
 Investor Class                                        (48,940,313)   (52,245,138)

 Institutional Class                                    (1,080,457)      (352,248)
                                                      -------------   ------------
Decrease in net assets from distributions              (51,060,060)   (52,645,547)
                                                      -------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from
capital share transactions                                6,871,665     29,319,513
                                                      -------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS                 (149,884,172)     34,838,773

NET ASSETS

Beginning of period                                     216,670,173    181,831,400
                                                      -------------   ------------
End of period                                           $66,786,001   $216,670,173
                                                      =============   ============

Undistributed net investment income                              --     $1,022,884
                                                      =============   ============

See Notes to Financial Statements.

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29

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Stock Fund
(International Stock), International Discovery Fund (International Discovery)
and International Opportunities Fund (International Opportunities)
(collectively, the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds'
investment objective is to seek capital growth. The funds pursue their objective by investing primarily in equity securities of foreign companies.
International Stock primarily invests in securities of issuers in developed foreign countries that are large-sized companies, although it may invest in companies of any size. International Discovery primarily invests in securities of issuers in developed or emerging market countries that are small- to medium-sized companies at the time of purchase. International Opportunities primarily invests in securities of issuers in developed or emerging market countries that are small-sized companies at the time of purchase. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- International Stock is authorized to issue the Investor
Class. International Discovery is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. International Opportunities is
authorized to issue the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

------
30

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds have adopted the provisions of Financial Accounting
Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes -- an interpretation of FASB Statement No. 109" during the current fiscal year. All tax years for International Stock remain subject to examination by tax authorities. International Discovery and International
Opportunities are no longer subject to examination by tax authorities for years prior to 2005. Additionally, non-U.S. tax returns filed by the funds due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

------
31

REDEMPTION -- International Stock may impose a 2.00% redemption fee on shares held less than 60 days. International Discovery and International
Opportunities may impose a 2.00% redemption fee on shares held less than 180 days. These fees may not be applicable to all classes. These redemption fees are recorded as a reduction in the cost of shares redeemed. These redemption fees are retained by the funds and help cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACGIM (the investment advisor), under which ACGIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds
(such as subadivised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for International Stock ranges from 1.10% to 1.50% for the Investor Class. The annual management fee schedule for International
Discovery ranges from 1.20% to 1.75% for the Investor Class and the Advisor
Class. The annual management fee schedule for International Opportunities ranges from 1.60% to 2.00% for the Investor Class. The Institutional Class is
0.20% less at each point within the range.

The effective annual management fee for each class of each fund for the year ended November 30, 2008, was as follows:

                                  Investor     Institutional       Advisor

International Stock                 1.50%           N/A              N/A

International Discovery             1.37%          1.17%            1.38%

International Opportunities         1.87%          1.67%             N/A

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the cash portion of the funds in accordance with the funds' investment objectives, policies and restrictions under the supervision of ACGIM and the Board of
Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the funds.

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32

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Individual Shareholder Services Plan (the plan) for the
Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS)
an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class's daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended November 30, 2008, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACGIM, the corporation's subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American
Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a securities lending agreement with
JPMorgan Chase Bank (JPMCB). Prior to December 12, 2007, the funds had a bank line of credit with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
November 30, 2008, were as follows:

                      International       International          International
                          Stock             Discovery            Opportunities

Purchases             $120,853,568        $2,639,116,571         $304,166,451

Proceeds from
sales                 $141,028,864        $2,683,604,925         $342,761,459

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                      Year ended November 30, 2008    Year ended November 30, 2007
                          Shares            Amount        Shares            Amount
International Stock

INVESTOR
CLASS/SHARES
AUTHORIZED            50,000,000                     100,000,000
                     ===========                     ===========
Sold                   1,268,342       $17,252,483     4,667,303       $69,025,896

Issued in
reinvestment of
distributions            450,577         6,757,448        22,704           314,002

Redeemed             (3,076,774)   (38,449,208)(1)   (2,576,619)   (38,883,638)(2)
                     -----------   ---------------   -----------   ---------------
Net increase
(decrease)           (1,357,855)     $(14,439,277)     2,113,388       $30,456,260
                     ===========   ===============   ===========   ===============

(1) Net of redemption fees of $22,320.

(2) Net of redemption fees of $30,038.

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33

                        Year ended November 30, 2008       Year ended November 30, 2007
                  Shares                      Amount          Shares             Amount

International Discovery

INVESTOR
CLASS/SHARES
AUTHORIZED          400,000,000                          400,000,000
                   ============                         ============
Sold                 15,572,354        $ 185,693,343       8,720,352      $ 151,608,309

Issued in
reinvestment of
distributions        28,325,967          386,169,151      22,034,751        328,726,897

Redeemed           (25,534,894)     (273,173,021)(1)    (15,512,121)   (258,448,133)(2)
                   ------------     ----------------    ------------   ----------------
                     18,363,427          298,689,473      15,242,982        221,887,073
                   ------------     ----------------    ------------   ----------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED           70,000,000                           75,000,000
                   ============                         ============
Sold                  3,577,588           45,306,392       1,808,129         31,398,024

Issued in
reinvestment of
distributions         2,453,486           33,751,832       1,690,068         25,425,423

Redeemed            (5,184,774)      (52,166,981)(3)     (1,485,143)    (25,231,865)(4)
                   ------------     ----------------    ------------   ----------------
                        846,300           26,891,243       2,013,054         31,591,582
                   ------------     ----------------    ------------   ----------------
ADVISOR
CLASS/SHARES
AUTHORIZED           10,000,000                            5,000,000
                   ============                         ============
Sold                  2,008,006           24,142,371         141,592          2,568,299

Issued in
reinvestment of
distributions           109,343            1,447,972             177              2,581

Redeemed              (523,292)       (4,868,491)(5)         (4,218)        (78,244)(6)
                   ------------     ----------------    ------------   ----------------
                      1,594,057           20,721,852         137,551          2,492,636
                   ------------     ----------------    ------------   ----------------
Net increase
(decrease)           20,803,784        $ 346,302,568      17,393,587      $ 255,971,291
                   ============     ================    ============   ================

International Opportunities

INVESTOR
CLASS/SHARES
AUTHORIZED          100,000,000                          100,000,000
                   ============                         ============
Sold                    799,367         $  5,682,329         108,195       $  1,144,613

Issued in
reinvestment of
distributions         6,031,614           48,303,707       5,744,532         51,241,065

Redeemed            (7,755,525)      (47,755,326)(7)     (2,526,820)    (26,038,993)(8)
                   ------------     ----------------    ------------   ----------------
                      (924,544)            6,230,710       3,325,907         26,346,685
                   ------------     ----------------    ------------   ----------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED           10,000,000                           10,000,000
                   ============                         ============
Sold                    242,328            1,848,016         261,114          2,618,066

Issued in
reinvestment of
distributions           138,903            1,113,768          40,239            354,762

Redeemed              (441,223)          (2,320,829)              --                 --
                   ------------     ----------------    ------------   ----------------
                       (59,992)              640,955         301,353          2,972,828
                   ------------     ----------------    ------------   ----------------
Net increase
(decrease)            (984,536)         $  6,871,665       3,627,260       $ 29,319,513
                   ============     ================    ============   ================

(1) Net of redemption fees of $401,633.

(2) Net of redemption fees of $101,600.

(3) Net of redemption fees of $33,836.

(4) Net of redemption fees of $22,764.

(5) Net of redemption fees of $29,868.

(6) Net of redemption fees of $1,595.

(7) Net of redemption fees of $4,553.

(8) Net of redemption fees of $610.

------
34

5. SECURITIES LENDING

As of November 30, 2008, the funds did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM or ACGIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited. Investments made with cash collateral may decline in value.

6. FAIR VALUE MEASUREMENTS

The funds' securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as the fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds' securities as of November 30, 2008:

                                                                          Value of
Fund/Valuation Inputs                                        Investment Securities

INTERNATIONAL STOCK

Level 1 -- Quoted Prices                                               $ 3,940,289

Level 2 -- Other Significant Observable Inputs                          56,114,651

Level 3 -- Significant Unobservable Inputs                                      --
                                                                ------------------
                                                                       $60,054,940
                                                                ==================

INTERNATIONAL DISCOVERY

Level 1 -- Quoted Prices                                              $ 80,393,254

Level 2 -- Other Significant Observable Inputs                         697,350,362

Level 3 -- Significant Unobservable Inputs                                      --
                                                                ------------------
                                                                      $777,743,616
                                                                ==================

INTERNATIONAL OPPORTUNITIES

Level 1 -- Quoted Prices                                               $ 2,273,721

Level 2 -- Other Significant Observable Inputs                          63,623,235

Level 3 -- Significant Unobservable Inputs                                      --
                                                                ------------------
                                                                       $65,896,956
                                                                ==================

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35

7. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The line expired December 10, 2008, and was not renewed. The funds did not borrow from either line during the year ended
November 30, 2008.

8. INTERFUND LENDING

The funds, along with certain other funds managed by ACIM or ACGIM, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. During the year ended November 30, 2008, the funds did not utilize the program.

9. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

10. FEDERAL TAX INFORMATION

On December 16, 2008, International Stock declared and paid a $0.1272 per-share distribution from net investment income to Investor Class shareholders of record on December 15, 2008.

The tax character of distributions paid during the years ended November 30,
2008 and November 30, 2007 were as follows:

                               International Stock        International Discovery
                                    2008      2007            2008           2007
DISTRIBUTIONS PAID FROM

Ordinary income               $3,196,425  $320,168    $142,720,514   $117,024,910

Long-term capital gains       $3,691,801        --    $293,720,098   $256,891,012

                                                      International Opportunities
                                                              2008           2007
DISTRIBUTIONS PAID FROM

Ordinary income                                        $19,328,096     $9,421,215

Long-term capital gains                                $31,731,964    $43,224,332

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

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36

As of November 30, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                    International    International   International
                                            Stock        Discovery   Opportunities
Federal tax cost of investments       $78,254,735     $953,819,300     $82,043,512
                                    =============   ==============   =============
Gross tax appreciation
of investments                         $1,926,847      $29,696,567     $ 2,657,506

Gross tax depreciation
of investments                       (20,126,642)    (205,772,251)    (18,804,062)
                                    -------------   --------------   -------------
Net tax appreciation
(depreciation) of investments       $(18,199,795)   $(176,075,684)   $(16,146,556)
                                    =============   ==============   =============
Net tax appreciation
(depreciation) on derivatives
and translation of assets
and liabilities in
foreign currencies                       $(6,596)          $24,520          $1,943
                                    -------------   --------------   -------------
Net tax appreciation
(depreciation)                      $(18,206,391)   $(176,051,164)   $(16,144,613)
                                    =============   ==============   =============
Undistributed ordinary income            $928,693       $6,941,231              --

Accumulated
capital losses                      $(13,201,545)   $(318,602,999)   $(36,833,557)

Capital loss deferrals               $(4,024,663)   $(137,900,135)    $(5,960,896)

Currency loss deferrals                        --       $(247,368)              --

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2016.

The capital and currency loss deferrals listed above represent net capital and foreign currency losses incurred in the one-month period ended November 30,
2008. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

11. RECENTLY ISSUED ACCOUNTING STANDARDS

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of
FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

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37

12. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2008.

For corporate taxpayers, the funds hereby designate ordinary income distributions, or up to the maximum amount allowable, as qualified for the corporate dividends received deduction for the fiscal year ended November 30,
2008.

  International Stock    International Discovery   International Opportunities
        $1,226                   $13,222                        --

The funds hereby designate the following long-term capital gain distributions, or up to the maximum amount allowable, for the fiscal year ended November 30,
2008.

  International Stock    International Discovery   International Opportunities
      $3,691,801               $293,720,098                $31,731,964

The funds hereby designate the following distributions as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2008.

  International Stock    International Discovery   International Opportunities
      $2,033,475               $135,470,613                $17,295,313

As of November 30, 2008, the funds designate the following as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possessions of the United States:

  International Stock    International Discovery   International Opportunities
       $247,923                 $2,274,487                   $297,143

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38

FINANCIAL HIGHLIGHTS
International Stock

Investor Class

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                                              2008       2007      2006    2005(1)
PER-SHARE DATA

Net Asset Value, Beginning of Period        $16.53     $13.57    $10.84     $10.00
                                          --------   --------   -------   --------
Income From Investment Operations

 Net Investment Income (Loss)              0.15(2)       0.13      0.06    0.06(2)

 Net Realized and
 Unrealized Gain (Loss)                     (7.81)       2.88      2.74       0.78
                                          --------   --------   -------   --------
 Total From
 Investment Operations                      (7.66)       3.01      2.80       0.84
                                          --------   --------   -------   --------
Distributions

 From Net Investment Income                 (0.12)     (0.05)    (0.08)         --

 From Net Realized Gains                    (0.66)         --        --         --
                                          --------   --------   -------   --------
 Total Distributions                        (0.78)     (0.05)    (0.08)         --
                                          --------   --------   -------   --------
Redemption Fees(2)                           --(3)      --(3)      0.01         --
                                          --------   --------   -------   --------
Net Asset Value, End of Period               $8.09     $16.53    $13.57     $10.84
                                          ========   ========   =======   ========

TOTAL RETURN(4)                           (48.50)%     22.22%    26.07%      8.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                           1.51%      1.50%     1.50%   1.50%(5)

Ratio of Net Investment Income
(Loss) to Average Net Assets                 1.12%      0.83%     0.40%   0.91%(5)

Portfolio Turnover Rate                       107%       103%      109%       109%

Net Assets, End of Period
(in thousands)                             $59,912   $144,812   $90,181    $20,342

(1) March 31, 2005 (fund inception) through November 30, 2005.

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(5) Annualized.

See Notes to Financial Statements.

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39

International Discovery

Investor Class

For a Share Outstanding Throughout the Years Ended November 30

                           2008        2007         2006         2005         2004

PER-SHARE DATA

Net Asset Value,
Beginning of Period      $18.40      $18.01       $15.94       $15.11       $12.75
                       --------  ----------   ----------   ----------   ----------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(1)                 0.06        0.05       (0.02)         0.14       (0.01)

 Net Realized
 and Unrealized
 Gain (Loss)             (8.09)        4.60         5.00         2.97         2.40

                       --------  ----------   ----------   ----------   ----------
 Total From
 Investment
 Operations              (8.03)        4.65         4.98         3.11         2.39
                       --------  ----------   ----------   ----------   ----------
Distributions

 From Net
 Investment
 Income                  (0.06)          --       (0.13)           --       (0.03)

 From Net
 Realized
 Gains                   (4.05)      (4.26)       (2.78)       (2.28)           --
                       --------  ----------   ----------   ----------   ----------
 Total
 Distributions           (4.11)      (4.26)       (2.91)       (2.28)       (0.03)
                       --------  ----------   ----------   ----------   ----------
Net Asset Value,
End of Period             $6.26      $18.40       $18.01       $15.94       $15.11
                       ========  ==========   ==========   ==========   ==========

TOTAL RETURN(2)        (55.48)%      32.18%       36.41%       24.30%       18.76%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                    1.37%       1.36%        1.41%        1.47%        1.49%

Ratio of
Net Investment
Income (Loss)
to Average
Net Assets                0.51%       0.30%      (0.11)%        1.02%      (0.06)%

Portfolio Turnover
Rate                       175%        162%         148%         145%         201%

Net Assets,
End of Period
(in thousands)         $713,764  $1,758,335   $1,446,955   $1,145,623   $1,112,870

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
40

International Discovery

Institutional Class

For a Share Outstanding Throughout the Years Ended November 30

                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $18.59     $18.16    $16.06     $15.21     $12.84
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.08       0.09      0.04       0.17       0.02

 Net Realized
 and Unrealized
 Gain (Loss)                     (8.18)       4.64      5.00       2.99       2.40
                               --------   --------  --------   --------   --------
 Total From
 Investment
 Operations                      (8.10)       4.73      5.04       3.16       2.42
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.10)         --    (0.16)         --     (0.05)

 From Net
 Realized Gains                  (4.05)     (4.30)    (2.78)     (2.31)         --
                               --------   --------  --------   --------   --------
 Total Distributions             (4.15)     (4.30)    (2.94)     (2.31)     (0.05)
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $6.34     $18.59    $18.16     $16.06     $15.21
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (55.37)%     32.45%    36.65%     24.56%     18.94%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                        1.17%      1.16%     1.21%      1.27%      1.29%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets                        0.71%      0.50%     0.09%      1.22%      0.14%

Portfolio Turnover Rate            175%       162%      148%       145%       201%

Net Assets, End of Period
(in thousands)                  $55,091   $145,723  $105,849   $205,406   $165,600

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
41

International Discovery

Advisor Class

For a Share Outstanding Throughout the Years Ended November 30

                                         2008     2007      2006    2005      2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period                    $18.08   $17.76    $15.75  $14.95    $12.63
                                     --------   ------   -------  ------   -------
Income From Investment Operations

 Net Investment
 Income (Loss)(1)                        0.06     0.07    (0.08)    0.10    (0.05)

 Net Realized
 and Unrealized
 Gain (Loss)                           (7.95)     4.46      4.96    2.95      2.37
                                     --------   ------   -------  ------   -------
 Total From
 Investment Operations                 (7.89)     4.53      4.88    3.05      2.32
                                     --------   ------   -------  ------   -------
Distributions

 From Net
 Investment Income                     (0.01)       --    (0.09)      --        --

 From Net
 Realized Gains                        (4.05)   (4.21)    (2.78)  (2.25)        --
                                     --------   ------   -------  ------   -------
 Total Distributions                   (4.06)   (4.21)    (2.87)  (2.25)        --
                                     --------   ------   -------  ------   -------
Net Asset Value,
End of Period                           $6.13   $18.08    $17.76  $15.75    $14.95
                                     ========   ======   =======  ======   =======

TOTAL RETURN(2)                      (55.56)%   31.83%    36.08%  24.01%    18.37%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                      1.63%    1.61%     1.66%   1.72%     1.74%

Ratio of Net Investment Income
(Loss) to Average Net Assets            0.25%    0.05%   (0.36)%   0.77%   (0.31)%

Portfolio Turnover Rate                  175%     162%      148%    145%      201%

Net Assets, End of Period (in
thousands)                            $10,622   $2,494        $7     $70      $201

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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42

International Opportunities

Investor Class

For a Share Outstanding Throughout the Years Ended November 30

                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $11.37     $11.79    $12.27      $9.35      $7.62
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                  0.05       0.02    (0.01)       0.02     (0.05)

 Net Realized
 and Unrealized
 Gain (Loss)                     (5.06)       2.94      2.53       3.19       2.03
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (5.01)       2.96      2.52       3.21       1.98
                               --------   --------  --------   --------   --------
Distributions

 From Net
 Investment Income               (0.05)      --(2)    (0.01)         --         --

 From Net
 Realized Gains                  (2.61)     (3.38)    (2.99)     (0.29)     (0.27)
                               --------   --------  --------   --------   --------
 Total Distributions             (2.66)     (3.38)    (3.00)     (0.29)     (0.27)
                               --------   --------  --------   --------   --------
Redemption Fees(1)                --(2)      --(2)     --(2)      --(2)       0.02
                               --------   --------  --------   --------   --------
Net Asset Value,
End of Period                     $3.70     $11.37    $11.79     $12.27      $9.35
                               ========   ========  ========   ========   ========

TOTAL RETURN(3)                (56.46)%     33.73%    25.37%     35.28%     27.14%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average
Net Assets                        1.87%      1.81%     1.85%      1.91%      1.97%

Ratio of Net
Investment Income (Loss) to
Average Net Assets                0.72%      0.19%   (0.06)%      0.20%    (0.63)%

Portfolio Turnover Rate            206%       149%      160%       112%       139%

Net Assets, End of Period
(in thousands)                  $65,541   $212,157  $180,732   $198,197   $176,100

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
43

International Opportunities

Institutional Class

For a Share Outstanding Throughout the Years Ended November 30

                                          2008     2007     2006    2005      2004
PER-SHARE DATA

Net Asset Value,
Beginning of Period                     $11.44   $11.85   $12.32   $9.37     $7.63
                                      --------   ------   ------  ------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                         0.07     0.06     0.02    0.10    (0.03)

 Net Realized
 and Unrealized
 Gain (Loss)                            (5.10)     2.94     2.54    3.14      2.04
                                      --------   ------   ------  ------   -------
 Total From
 Investment Operations                  (5.03)     3.00     2.56    3.24      2.01
                                      --------   ------   ------  ------   -------
Distributions

 From Net Investment Income             (0.08)   (0.03)   (0.04)      --        --

 From Net Realized Gains                (2.61)   (3.38)   (2.99)  (0.29)    (0.29)
                                      --------   ------   ------  ------   -------
 Total Distributions                    (2.69)   (3.41)   (3.03)  (0.29)    (0.29)
                                      --------   ------   ------  ------   -------
Redemption Fees(1)                       --(2)    --(2)    --(2)   --(2)      0.02
                                      --------   ------   ------  ------   -------
Net Asset Value, End of Period           $3.72   $11.44   $11.85  $12.32     $9.37
                                      ========   ======   ======  ======   =======

TOTAL RETURN(3)                       (56.44)%   33.97%   25.66%  35.53%    27.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                       1.67%    1.61%    1.65%   1.71%     1.77%

Ratio of Net Investment Income
(Loss) to Average Net Assets             0.92%    0.39%    0.14%   0.40%   (0.43)%

Portfolio Turnover Rate                   206%     149%     160%    112%      139%

Net Assets, End of Period (in
thousands)                              $1,245   $4,513   $1,099     $31   $10,868

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of International Stock Fund,
International Discovery Fund and International Opportunities Fund, three of the funds constituting American Century World Mutual Funds, Inc. (the
"Corporation"), as of November 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Corporation's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
November 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of International Stock Fund, International Discovery Fund and
International Opportunities Fund, three of the funds constituting American
Century World Mutual Funds, Inc., as of November 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 14, 2009

------
45

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
Century Global Investment Management, Inc. (ACGIM) or American Century
Investment Management, Inc. (ACIM); the funds' principal underwriter, American
Century Investment Services, Inc. (ACIS); and the funds' transfer agent,
American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACGIM, ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the
American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACGIM or ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
46

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc. and Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc. (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc. and Charming Shoppes, Inc.

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47

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUNDS: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); Controller, various American Century Investments funds (1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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48

APPROVAL OF MANAGEMENT AGREEMENTS
International Stock, International Discovery, and International Opportunities

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services (including subadvisory services) are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century
Investments, this process is referred to as the "15(c) Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor and the subadvisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning International Stock, International
Discovery, and International Opportunities (the "Funds") and the services provided to the Funds under the management and subadvisory agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

* reports on the wide range of programs and services the advisor provides to the Funds and their shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of both the advisor and the subadvisor;

* data comparing the cost of owning the Funds to the cost of owning a similar fund;

* data comparing the Funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the Funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Funds' board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

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49

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* Fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of Fund assets

* daily valuation of the each Fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. The directors specifically noted that with respect to the Funds, the advisor had retained the subadvisor to provide the day-to-day cash management services. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

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50

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor and subadvisor to manage the Funds in accordance with their investment objectives and approved strategies. In providing these services, the advisor and subadvisor utilize teams of investment professionals
(portfolio managers, analysts, research assistants, and securities traders)
who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the
Directors review investment performance information for the Funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the Funds. The Directors also review detailed performance information during the 15(c) Process comparing each Fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Each Fund's performance for both the one- and three-year periods was above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor's profits were reasonable in light of the services provided to the Funds. The board did not consider the profitability of the subadvisor because the subadvisor is paid from the unified fee of the advisor as a result of arm's length negotiations.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices. With respect to the subadvisor, as part of its oversight responsibilities, the board approves the subadvisor's code of ethics and any changes thereto. Further, through the advisor's compliance group, the board stays abreast of any violations of the subadvisor's code.

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51

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Funds specifically, the expenses incurred by the advisor in providing various functions to the Funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as each Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The Funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of each
Fund's independent directors (including their independent legal counsel). The
Directors specifically noted that the subadvisory fees paid to the subadvisor under the subadvisory agreement were subject to arm's length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing each Fund's unified fee to the total expense ratio of other funds in the Fund's peer group. The unified fee charged to shareholders of each of the Funds was at or above the median of the total expense ratios of its peer group. The board concluded that the management fee paid by each Fund to the advisor was reasonable in light of the services provided to the Fund.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

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52

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the Funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the Funds or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between each Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

Additionally, the board, including all the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, concluded that the subadvisory agreement between the advisor and the subadvisor, on behalf of each Fund, is fair and reasonable in light of the services provided and should be renewed.

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53

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, distributions you receive from certain IRAs, or 403(b),
457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Global Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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54

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY WORLD INDEX (MSCI ACWI)
is designed to measure equity market performance of developed and emerging markets. The MSCI ACWI includes 47 country indices.

The MSCI AC (ALL COUNTRY) WORLD EX-US MID CAP GROWTH INDEX represents the performance of mid cap growth stocks in developed and emerging markets, excluding the United States.

The MSCI AC (ALL COUNTRY) WORLD EX-US SMALL CAP GROWTH INDEX represents the performance of small cap growth stocks in developed and emerging markets, excluding the United States.

The MSCI EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE GROWTH INDEX is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE VALUE INDEX is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (EMERGING MARKETS) INDEX represents the gross performance of stocks in global emerging market countries.

The MSCI EUROPE INDEX is designed to measure equity market performance in
Europe.

The MSCI JAPAN INDEX is designed to measure equity market performance in Japan.

The MSCI WORLD FREE INDEX represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

The S&P DEVELOPED EX-US SMALLCAP GROWTH INDEX represents the smaller-cap universe of stocks of growth companies in developed country markets outside the United States.

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55

NOTES

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56

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . . .          1-800-345-8765
                                                                    1-800-345-2021
INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . . .         or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . . .          1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . . .          1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . . .          1-800-634-4113

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Global Investment Management, Inc.
New York, New York

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments                                       PRSRT STD
P.O. Box 419200                                                U.S. POSTAGE PAID
Kansas City, MO 64141-6200                                      AMERICAN CENTURY
                                                                   COMPANIES

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0901
CL-ANN-63741S-SUP

[front cover]

ANNUAL REPORT
NOVEMBER 30, 2008

[american century investments logo and text logo ®]

American Century Investments

LIFE SCIENCES FUND
TECHNOLOGY FUND

PROSPECTUS SUPPLEMENT ENCLOSED

PRESIDENT'S LETTER

[photo of Jonathan Thomas]

JONATHAN THOMAS

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
November 30, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
        Market Returns . . . . . . . . . . . . . . . . . . . . . . . . . .      2

LIFE SCIENCES

TECHNOLOGY

FINANCIAL STATEMENTS

OTHER INFORMATION

     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     32
     Approval of Management Agreements for Life Sciences and Technology. .     35
     Additional Information. . . . . . . . . . . . . . . . . . . . . . . .     40
     Index Definitions . . . . . . . . . . . . . . . . . . . . . . . . . .     41

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century
Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century
Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to
American Century Investments by third party vendors. To the best of American
Century Investments' knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

FINANCIAL STORM SANK STOCKS

The year ended November 30, 2008, represented one of the most tumultuous periods in the history of the U.S. equity market as an ongoing financial storm and a recession battered the stock market.

Continued deterioration in the credit environment and a deepening liquidity crisis--ignited by last year's mortgage-market meltdown--led to an increasingly urgent need for capital at many major financial companies. By
September, the crisis reached a tipping point as a number of major financial institutions filed for bankruptcy, sold out to competitors to avoid insolvency, or were taken over by the federal government.

The U.S. economy, which officially entered a recession in December 2007, grew even more sluggish. Steady job losses pushed the unemployment rate up to a
15-year high, consumer spending slowed dramatically, and mortgage foreclosures and delinquencies rose markedly. In addition, the financial crisis spread around the world, increasing the likelihood of a global economic downturn. On the positive side, the slowing economic environment brought the prices of energy and other commodities down sharply from record highs reached during the summer.

The troubling financial and economic news led to an unprecedented level of stock market turbulence. Day-to-day volatility increased dramatically as investor confidence faltered, producing a market storm that has not been seen since the 1930s. Stocks declined in five of the last six months of the period, with October producing the worst monthly performance in 21 years and one of the 10 worst months in the stock market's history.

INTERVENTION AND RESILIENCY

As business and economic conditions worsened, intervention increased. The U.S.
government and the Federal Reserve have provided extraordinary levels of fiscal and monetary assistance, and other central banks and governments have contributed additional stimulus.

Furthermore, downturns play the sometimes necessary role of correcting past market misbehavior and eliminating excesses and inefficiencies. The current downturn was years in the making, so it may take some time before we are firmly on the road to recovery. However, we remain confident in the stock market's long-term resiliency.

Market Returns
For the 12 months ended November 30, 2008

U.S. STOCKS
Russell 1000 Index (Large-Cap)                                      -38.98%
Russell Midcap Index                                                -44.04%
Russell 2000 Index (Small-Cap)                                      -37.46%

FOREIGN STOCKS
MSCI EAFE Index                                                     -47.79%
MSCI EM Index                                                       -56.42%

------
2

PERFORMANCE
Life Sciences

Total Returns as of November 30, 2008
                                      Average Annual Returns
                                                     Since        Inception
                           1 year      5 years     Inception         Date

INVESTOR CLASS            -28.17%      -0.23%       -1.45%         6/30/00

S&P COMPOSITE 1500
HEALTH CARE INDEX         -30.45%      -0.74%       -1.85%            --

S&P 500 INDEX(1)          -38.09%      -1.39%       -3.92%            --

Institutional Class       -28.08%      -0.09%       -1.86%         7/17/00

(1) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Life Sciences

Growth of $10,000 Over Life of Class

$10,000 investment made June 30, 2000

One-Year Returns Over Life of Class
Periods ended November 30
               2000*      2001       2002      2003      2004     2005      2006      2007       2008

Investor
Class          5.60%     -5.35%    -27.31%    23.16%    7.57%    13.43%    -1.88%    14.94%    -28.17%

S&P
Composite
1500 Health
Care Index     7.11%     -6.10%    -18.37%    8.06%     2.91%    10.26%    9.09%     11.93%    -30.45%

S&P 500
Index          -9.16%    -12.22%   -16.51%    15.09%    12.86%    8.44%    14.23%     7.72%    -38.09%

*From 6/30/00, the Investor's Class's inception date. Not annualized

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
Life Sciences

Portfolio Managers: Arnold Douville and Christy Turner*

PERFORMANCE SUMMARY

Life Sciences returned -28.17%** for the 12 months ended November 30, 2008.
The portfolio's benchmark, the S&P Composite 1500 Health Care Index, returned
-30.45%. The broader equity market, represented by the S&P 500 Index, returned
-38.09%.

Anxieties surrounding the economic slowdown and global financial market distress undermined the broader U.S. equity market during the period. Although inflationary worries eased in the final months of the reporting period, tighter credit conditions increasingly restricted access to operating capital and fueled investor pessimism. Befitting its reputation as a "safe haven" in volatile times, the health care sector outperformed the broader stock market.
Nevertheless, every health care industry represented in the benchmark and the portfolio posted a negative total return for the 12-month period, with most posting double digit losses.

STOCK SELECTION DROVE RESULTS

Stock selection in the health care industry accounted for the majority of the portfolio's outperformance compared to the benchmark. Additionally, an underweight position in health care providers and services and an overweight position in health care equipment contributed positively to the portfolio's relative performance.

Despite realizing positive effects from stock selection, our pharmaceuticals component, the portfolio's largest industry weighting, detracted from relative performance due to our underweight position. Our stock selection in the biotechnology industry, the portfolio's second-largest weighting, was a negative influence on performance.

SLEEP DISORDER COMPANY WAS TOP STOCK

The health care equipment category was home to Respironics, the portfolio's top contributor to relative performance. We maintained an overweight position in the company, a manufacturer of respiratory products for sleep disorders, which reported record earnings and revenue growth before being acquired by
Royal Philips Electronics.

Top Ten Holdings as of November 30, 2008
                                                 % of net          % of net
                                               assets as of      assets as of
                                                 11/30/08           5/31/08
Abbott Laboratories                                6.6%              5.5%
Johnson & Johnson                                  6.6%              5.7%
Thermo Fisher Scientific, Inc.                     4.7%              6.6%
Amgen, Inc.                                        4.1%               --
Gilead Sciences, Inc.                              4.1%              5.1%
Wyeth                                              4.0%               --
Celgene Corp.                                      3.9%              2.6%
Baxter International, Inc.                         3.8%              4.2%
Teva Pharmaceutical Industries Ltd. ADR            3.7%              3.3%
Genentech, Inc.                                    3.4%               --

*  As of December 19, 2008, Steve Lurito is the portfolio manager.

** All fund returns referenced in this commentary are for Investor Class shares.

------
5

Life Sciences

In the pharmaceuticals area, our out-of-benchmark positions in Israel's Teva
Pharmaceutical Industries, a generic drug manufacturer, and the United
Kingdom's Elan Corp., a biopharmaceuticals company, boosted performance. Teva reported higher sales and continued success with its multiple sclerosis drug and its inhalers. Elan rallied on encouraging results for its investigational
Alzheimer's disease drug and on prescription increases for its multiple sclerosis treatment.

Our small, out-of-benchmark position in Sigma-Aldrich, a supplier of biochemicals and organic chemicals to the life sciences industry, was a top contributor to relative performance during the period. The company reported improved margins, cash flow, and sales combined with a steady increase in its emerging-markets business.

UNDERWEIGHTS IN KEY COMPANIES DETRACTED

Our underweight positions in Johnson & Johnson, the health care products and pharmaceuticals giant, and Amgen, a biotechnology company, represented the largest detractors to relative performance. Both companies were among the largest holdings in the portfolio, but they were underweighted compared with the benchmark. From a relative perspective, Johnson & Johnson benefited from its blue-chip status in a fairly recession-proof industry. Amgen benefited, on a relative basis, from solid earnings and positive phase 3 data for its pipeline product, denosumab, which treats low bone mass.

Our portfolio-only position in Switzerland's Alcon, a surgical equipment and consumer eye-care products manufacturer, also detracted from results. Shares fell sharply after the company cut its revenue outlook. Alcon attributed the revised forecast to currency fluctuations tied to the strengthening U.S.
dollar and to slowing U.S. prescription sales.

OUTLOOK

Regardless of the macroeconomic environment, we will continue to emphasize companies from across the health care spectrum exhibiting accelerating earnings and reasonable valuations. Our investment decisions may result in shifts in industry weightings, but any such developments stem from a fundamental, bottom-up assessment of each company's merits.

Top Five Industries as of November 30, 2008
                                               % of net         % of net
                                             assets as of     assets as of
                                               11/30/08          5/31/08
Pharmaceuticals                                 39.1%             30.7%
Biotechnology                                   21.0%             11.7%
Health Care Equipment & Supplies                16.4%             27.1%
Health Care Providers & Services                13.4%             11.4%
Life Sciences Tools & Services                   7.9%             10.6%

Types of Investments in Portfolio
                                               % of net         % of net
                                             assets as of     assets as of
                                               11/30/08          5/31/08
Domestic Common Stocks                          85.7%             81.9%
Foreign Common Stocks(1)                        14.0%             17.2%

TOTAL COMMON STOCKS                             99.7%             99.1%

Temporary Cash Investments                       1.1%             1.3%
Other Assets and Liabilities                    (0.8)%           (0.4)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

PERFORMANCE
Technology

Total Returns as of November 30, 2008
                                      Average Annual Returns
                                                    Since          Inception
                           1 year    5 years      Inception          Date

INVESTOR CLASS            -51.13%     -8.56%       -15.16%          6/30/00

S&P COMPOSITE 1500
TECHNOLOGY INDEX          -43.26%     -5.65%       -12.83%            --

S&P 500 INDEX(1)          -38.09%     -1.39%       -3.92%             --

Institutional Class       -51.02%     -8.38%       -16.08%          7/14/00

(1) Data provided by Lipper Inc. - A Reuters Company. ©2008 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund's investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
7

Technology

Growth of $10,000 Over Life of Class

$10,000 investment made June 30, 2000

One-Year Returns Over Life of Class
Periods ended November 30
                 2000*      2001      2002     2003     2004     2005     2006    2007      2008

Investor
Class           -36.20%   -34.48%   -31.10%   35.97%   -7.05%    7.75%   7.60%   21.33%    -51.13%

S&P
Composite
1500
Technology
Index           -33.66%   -29.22%   -27.70%   24.02%    1.48%    7.21%   7.65%   12.50%    -43.26%

S&P 500 Index   -9.16%    -12.22%   -16.51%   15.09%   12.86%    8.44%   14.23%   7.72%    -38.09%

*From 6/30/00, the Investor's Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund's investment process may involve high portfolio turnover, high commission costs and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
8

PORTFOLIO COMMENTARY
Technology

Portfolio Manager: Tom Telford*

PERFORMANCE SUMMARY

Technology returned -51.13%** for the 12 months ended November 30, 2008.
The portfolio's benchmark, the S&P Composite 1500 Technology Index, returned
-43.26%. The broader equity market, represented by the S&P 500 Index, returned
-38.09%.

The global credit crisis culminated late in the period with a series of extraordinary corporate failures and takeovers and government intervention.
These events triggered a widespread stock market downturn that significantly magnified the losses experienced earlier in the period. Growth stocks underperformed value stocks across the capitalization spectrum, as the sectors closely aligned with business and consumer spending suffered the most.

STOCK SELECTION HAMPERED RESULTS

Stock selection accounted for the portfolio's underperformance relative to the benchmark. Specifically, our stocks in the IT services and software industries were among the largest detractors. In the IT services sector, our underweight position in IBM landed the computer manufacturer among the portfolio's largest detractors to relative performance. Similarly, in the software industry, which ended the period as the portfolio's largest sector, our underweighted position in Microsoft was the top detractor to relative results. The company reported healthy earnings throughout the reporting period, which helped its stock performance. But, as with most stocks, IBM and Microsoft declined in the final months of the period, due to dismal economic forecasts and the broad-based stock market sell-off.

After delivering strong performance in 2007 and early 2008, our position in
Canada's Research In Motion, the maker of the BlackBerry handheld device and one of the largest holdings in the portfolio, represented the greatest individual performance detractor for the 12-month period. Shares nose-dived after the company warned that new-product-related spending would erode profit margins. Concerns about the global economic slowdown also weighed on the stock price.

Top Ten Holdings as of November 30, 2008
                                          % of net              % of net
                                        assets as of          assets as of
                                          11/30/08              5/31/08
Hewlett-Packard Co.                         5.7%                   --
Oracle Corp.                                4.3%                  2.3%
McAfee, Inc.                                3.8%                   --
QUALCOMM, Inc.                              3.6%                   --
Cisco Systems, Inc.                         3.2%                  4.5%
Websense, Inc.                              3.2%                  1.9%
Research In Motion Ltd.                     3.1%                  6.9%
Altera Corp.                                3.1%                  1.6%
Apple, Inc.                                 2.9%                  3.2%
Netease.com ADR                             2.7%                  1.5%

*  As of December 19, 2008, Steve Lurito is the portfolio manager.
** All fund returns referenced in this commentary are for Investor Class shares.

------
9

Technology

PORTFOLIO-ONLY POSITIONS HELPED PERFORMANCE

From a sector perspective, our small, portfolio-only exposure to the industrials and consumer discretionary sectors represented the greatest contributors to relative performance. For example, in the industrials sector,
Japan's Nissha Printing was among the portfolio's top contributors to relative performance. The company, which engages in printing and publishing for industrial materials and electronic products, raised its dividend payment and revenue outlook, and announced a joint venture with a Tokyo-based internet and printing-related business.

In the electronic equipment industry, our small, out-of-benchmark position in
Cogent, Inc., a provider of automated fingerprint identification systems, was the portfolio's leading contributor to relative performance. The company advanced on strong earnings and sales growth, soaring demand for its products, and management's stock buyback plan.

OUTLOOK

We will continue to focus on technology firms with accelerating earnings and revenue growth rates and positive share-price momentum, as we believe such stocks will generate superior returns over time. As recent results demonstrate, sector funds can show strong volatility to the up- and downsides.
Therefore, it may be best to use such funds in the context of a larger, long-term, growth-oriented strategy.

Top Five Industries as of November 30, 2008
                                                % of net        % of net
                                              assets as of    assets as of
                                                11/30/08        5/31/08
Software                                          25.5%          13.2%
Communications Equipment                          15.8%          17.0%
Computers & Peripherals                           14.4%           6.7%
Internet Software & Services                      12.3%          11.6%
Semiconductors & Semiconductor Equipment          11.7%          30.3%

Types of Investments in Portfolio
                                                % of net        % of net
                                              assets as of    assets as of
                                                11/30/08        5/31/08
Domestic Common Stocks                            84.6%          72.7%
Foreign Common Stocks(1)                          14.0%          24.6%

TOTAL COMMON STOCKS                               98.6%          97.3%

Temporary Cash Investments                        1.1%            1.6%
Other Assets and Liabilities                      0.3%            1.1%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
10

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
11

                        Beginning                    Expenses Paid
                         Account        Ending      During Period*    Annualized
                          Value      Account Value     6/1/08 -         Expense
                          6/1/08       11/30/08        11/30/08         Ratio*
Life Sciences

ACTUAL

Investor Class            $1,000        $772.40          $5.98           1.35%

Institutional Class       $1,000        $771.10          $5.09           1.15%

HYPOTHETICAL

Investor Class            $1,000       $1,018.25         $6.81           1.35%

Institutional Class       $1,000       $1,019.25         $5.81           1.15%

Technology

ACTUAL

Investor Class            $1,000        $529.40          $5.77           1.51%

Institutional Class       $1,000        $530.20          $5.01           1.31%

HYPOTHETICAL

Investor Class            $1,000       $1,017.45         $7.62           1.51%

Institutional Class       $1,000       $1,018.45         $6.61           1.31%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
12

SCHEDULE OF INVESTMENTS
Life Sciences

NOVEMBER 30, 2008

Shares                                                                       Value

Common Stocks -- 99.7%

BIOTECHNOLOGY -- 21.0%
        11,000  Alexion Pharmaceuticals, Inc.(1)                         $ 370,260
        50,000  Amgen, Inc.(1)                                           2,777,000
        20,300  BioMarin Pharmaceutical, Inc.(1)                           345,709
        50,669  Celgene Corp.(1)                                         2,639,855
        10,200  Cephalon, Inc.(1)                                          749,496
        30,200  Genentech, Inc.(1)                                       2,313,320
        12,000  Genzyme Corp.(1)                                           768,240
        61,600  Gilead Sciences, Inc.(1)                                 2,759,064
        21,700  Grifols SA                                                 373,931
         6,500  Onyx Pharmaceuticals, Inc.(1)                              182,650
         6,800  United Therapeutics Corp.(1)                               372,844
        24,500  Vertex Pharmaceuticals, Inc.(1)                            602,455
                                                                       -----------
                                                                        14,254,824
                                                                       -----------
FOOD & STAPLES RETAILING -- 1.9%
        48,000  CVS/Caremark Corp.                                       1,388,640
                                                                       -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 16.4%
        21,500  Alcon, Inc.                                              1,715,485
        48,500  Baxter International, Inc.                               2,565,650
         7,500  Beckman Coulter, Inc.                                      326,850
        11,000  Becton, Dickinson & Co.                                    698,830
         5,500  C.R. Bard, Inc.                                            451,165
        27,500  Covidien Ltd.                                            1,013,375
         8,500  DENTSPLY International, Inc.                               221,680
        13,500  Hospira, Inc.(1)                                           405,405
        15,000  Inverness Medical Innovations, Inc.(1)                     263,550
        44,000  Medtronic, Inc.                                          1,342,880
        10,051  NuVasive, Inc.(1)                                          346,257
        32,250  Smith & Nephew plc ADR                                   1,207,118
        20,000  St. Jude Medical, Inc.(1)                                  560,600
                                                                       -----------
                                                                        11,118,845
                                                                       -----------
HEALTH CARE PROVIDERS & SERVICES -- 13.4%
        26,000  Aetna, Inc.                                                567,320
         8,500  Amedisys, Inc.(1)                                          330,565
        23,000  AmerisourceBergen Corp.                                    721,050
        12,500  Coventry Health Care, Inc.(1)                              155,875

Shares                                                                       Value

         7,000  DaVita, Inc.(1)                                          $ 351,750
        29,000  Express Scripts, Inc.(1)                                 1,667,790
         6,500  Laboratory Corp. of America Holdings(1)                    411,840
        20,828  McKesson Corp.                                             727,730
        27,317  Psychiatric Solutions, Inc.(1)                             691,120
         9,000  Quest Diagnostics, Inc.                                    419,130
        60,000  Sun Healthcare Group, Inc.(1)                              601,200
        65,000  UnitedHealth Group, Inc.                                 1,365,650
        30,000  WellPoint, Inc.(1)                                       1,068,000
                                                                       -----------
                                                                         9,079,020
                                                                       -----------
LIFE SCIENCES TOOLS & SERVICES -- 7.9%
       100,000  Bruker Corp.(1)                                            470,000
         6,000  Charles River Laboratories International, Inc.(1)          136,800
        10,000  Covance, Inc.(1)                                           390,800
        17,000  Icon plc ADR(1)                                            360,230
        16,000  Life Technologies Corp.(1)                                 417,600
        90,000  Thermo Fisher Scientific, Inc.(1)                        3,211,200
        10,000  Varian, Inc.(1)                                            366,000
                                                                       -----------
                                                                         5,352,630
                                                                       -----------
PHARMACEUTICALS -- 39.1%
        86,000  Abbott Laboratories                                      4,505,540
        34,500  Allergan, Inc.                                           1,299,960
        11,213  Barr Pharmaceuticals, Inc.(1)                              733,218
       103,800  Bristol-Myers Squibb Co.                                 2,148,660
        76,500  Johnson & Johnson                                        4,481,370
       130,000  Mylan, Inc.(1)                                           1,223,300
        36,000  Novartis AG ADR                                          1,689,120
       125,000  Pfizer, Inc.                                             2,053,750
         5,170  Roche Holding AG                                           726,907
        93,000  Schering-Plough Corp.                                    1,563,330
        22,500  Shire plc ADR                                              922,500
        58,509  Teva Pharmaceutical Industries Ltd. ADR                  2,524,663
        76,000  Wyeth                                                    2,736,760
                                                                       -----------
                                                                        26,609,078
                                                                       -----------
TOTAL COMMON STOCKS
(Cost $78,758,453)                                                      67,803,037
                                                                       -----------

------
13

Life Sciences
Shares                                                                       Value

Temporary Cash Investments -- 1.1%

        35,117  JPMorgan U.S. Treasury Plus Money Market Fund
                Agency Shares                                             $ 35,117

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 4.75%,
2/15/37, valued at $713,090), in a joint trading account at 0.20%,
dated 11/28/08, due 12/1/08 (Delivery value $700,012)                      700,000
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $735,117)                                                            735,117
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 100.8%
(Cost $79,493,570)                                                      68,538,154
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (0.8)%                                   (556,204)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $67,981,950
                                                                       ===========

Geographic Diversification
(as a % of net assets)
United States                                                                85.7%
Switzerland                                                                   6.1%
Israel                                                                        3.7%
United Kingdom                                                                3.1%
Spain                                                                         0.6%
Ireland                                                                       0.5%
Cash and Equivalents*                                                         0.3%

*Includes temporary cash investments and other assets and liabilities.

Forward Foreign Currency Exchange Contracts
                             Settlement
    Contracts to Sell           Date           Value       Unrealized Gain (Loss)

   419,029   CHF for USD      1/30/09        $346,401             $ 7,493

   131,719   EUR for USD      1/30/09         167,271               3,702
                                            ----------          ------------
                                             $513,672             $11,195
                                            ==========          ============

(Value on Settlement Date $524,867)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CHF = Swiss Franc

EUR = Euro

USD = United States Dollar

(1) Non-income producing.

Industry classifications and geographic diversification are unaudited.

See Notes to Financial Statements.

------
14

Technology

NOVEMBER 30, 2008

Shares                                                                       Value

Common Stocks -- 98.6%

AEROSPACE & DEFENSE -- 1.6%
           12,386  American Science & Engineering, Inc.                  $ 939,726
                                                                       -----------
COMMERCIAL SERVICES & SUPPLIES -- 2.3%
           29,500  Nissha Printing Co. Ltd.                              1,375,061
                                                                       -----------
COMMUNICATIONS EQUIPMENT -- 15.8%
           56,959  Avocent Corp.(1)                                      1,071,399
          114,318  Cisco Systems, Inc.(1)                                1,890,820
           35,840  EMS Technologies, Inc.(1)                               867,686
           63,415  QUALCOMM, Inc.                                        2,128,841
           43,063  Research In Motion Ltd.(1)                            1,828,886
          126,288  Seachange International, Inc.(1)                      1,000,201
          128,437  Symmetricom, Inc.(1)                                    536,867
                                                                       -----------
                                                                         9,324,700
                                                                       -----------
COMPUTERS & PERIPHERALS -- 14.4%
           18,407  Apple, Inc.(1)                                        1,705,777
           94,731  Hewlett-Packard Co.                                   3,342,110
          128,270  High Tech Computer Corp.                              1,277,514
           86,347  LaserCard Corp.(1)                                      328,118
           36,722  Netezza Corp.(1)                                        265,133
           85,355  QLogic Corp.(1)                                         906,470
           29,128  Synaptics, Inc.(1)                                      639,942
                                                                       -----------
                                                                         8,465,064
                                                                       -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 5.6%
           70,827  Cogent, Inc.(1)                                         951,915
           37,270  Flir Systems, Inc.(1)                                 1,156,115
           47,643  National Instruments Corp.                            1,148,673
                                                                       -----------
                                                                         3,256,703
                                                                       -----------
INTERNET SOFTWARE & SERVICES -- 12.3%
          116,280  Ariba, Inc.(1)                                          936,054
           90,819  AsiaInfo Holdings, Inc.(1)                            1,001,734
            3,529  Google, Inc., Class A(1)                              1,033,856
           85,311  Netease.com ADR(1)                                    1,569,722
           17,787  Sohu.com, Inc.(1)                                       863,381
          115,032  Websense, Inc.(1)                                     1,860,067
                                                                       -----------
                                                                         7,264,814
                                                                       -----------

Shares                                                                       Value

IT SERVICES -- 9.4%
           23,903  Affiliated Computer Services, Inc., Class A(1)        $ 966,876
           10,764  Alliance Data Systems Corp.(1)                          466,189
           24,259  Automatic Data Processing, Inc.                         996,075
           60,195  Gartner, Inc.(1)                                        924,595
           26,574  Global Payments, Inc.                                   961,182
           11,314  International Business Machines Corp.                   923,222
           23,759  Western Union Co. (The)                                 315,282
                                                                       -----------
                                                                         5,553,421
                                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 11.7%
          123,294  Altera Corp.                                          1,813,655
           63,280  Intel Corp.                                             873,264
           39,580  Linear Technology Corp.                                 789,621
           67,434  Microchip Technology, Inc.                            1,247,529
           74,740  Ultratech, Inc.(1)                                      937,987
           60,716  Volterra Semiconductor Corp.(1)                         454,155
           48,100  Xilinx, Inc.                                            786,916
                                                                       -----------
                                                                         6,903,127
                                                                       -----------
SOFTWARE -- 25.5%
          131,834  Activision Blizzard, Inc.(1)                          1,542,458
           36,315  Adobe Systems, Inc.(1)                                  841,055
           12,281  Aladdin Knowledge Systems Ltd.(1)                        92,599
           27,725  Cerner Corp.(1)                                         997,546
           78,906  JDA Software Group, Inc.(1)                           1,039,981
        2,410,000  Kingdee International Software Group Co. Ltd.           247,261
           74,568  McAfee, Inc.(1)                                       2,261,647
           61,407  Microsoft Corp.                                       1,241,650
           83,664  Opnet Technologies, Inc.(1)                             923,651
          156,677  Oracle Corp.(1)                                       2,520,933
           37,590  Quality Systems, Inc.                                 1,130,331
           78,508  Quest Software, Inc.(1)                               1,048,082
           12,018  salesforce.com, inc.(1)                                 343,955
           64,135  Tyler Technologies, Inc.(1)                             810,025
                                                                       -----------
                                                                        15,041,174
                                                                       -----------
TOTAL COMMON STOCKS
(Cost $75,894,355)                                                      58,123,790
                                                                       -----------

------
15

Technology

Shares                                                                       Value

Temporary Cash Investments -- 1.1%

           33,360  JPMorgan U.S. Treasury Plus Money Market Fund
                   Agency Shares                                          $ 33,360

Repurchase Agreement, Deutsche Bank Securities (collateralized by various U.S. Treasury obligations, 4.00%, 8/31/09, valued at
$612,062), in a joint trading account at 0.15%, dated 11/28/08, due
12/1/08 (Delivery value $600,008)                                          600,000
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $633,360)                                                            633,360
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 99.7%
(Cost $76,527,715)                                                      58,757,150
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- 0.3%                                       173,776
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $58,930,926
                                                                       ===========

Geographic Diversification
(as a % of net assets)
United States                                                                84.6%
People's Republic of China                                                    5.8%
Canada                                                                        3.1%
Japan                                                                         2.3%
Taiwan (Republic of China)                                                    2.2%
Hong Kong                                                                     0.4%
Israel                                                                        0.2%
Cash and Equivalents*                                                         1.4%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1) Non-income producing.

Industry classifications and geographic diversification are unaudited.

See Notes to Financial Statements.

------
16

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2008
                                                     Life Sciences      Technology
ASSETS

Investment securities, at value (cost of
$79,493,570 and $76,527,715, respectively)             $68,538,154     $58,757,150

Cash                                                            --          26,261

Foreign currency holdings, at value (cost of $-
and $111, respectively)                                         --              98

Receivable for investments sold                            161,262       1,090,181

Receivable for forward foreign currency exchange
contracts                                                   11,195              --

Receivable for capital shares sold                          15,382          15,262

Dividends and interest receivable                          123,481          40,246
                                                      ------------   -------------
                                                        68,849,474      59,929,198
                                                      ------------   -------------

LIABILITIES

Disbursements in excess of demand deposit cash              23,888              --

Payable for investments purchased                          767,008         892,524

Payable for capital shares redeemed                          5,279          31,454

Accrued management fees                                     71,349          74,294
                                                      ------------   -------------
                                                           867,524         998,272
                                                      ------------   -------------

NET ASSETS                                             $67,981,950     $58,930,926
                                                      ============   =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)               $ 86,093,265    $300,135,055

Accumulated net investment loss                           (11,195)         (6,259)

Accumulated net realized loss on investment and
foreign currency transactions                          (7,155,253)   (223,427,925)

Net unrealized depreciation on investments and
translation of assets and liabilities in foreign
currencies                                            (10,944,867)    (17,769,945)
                                                      ------------   -------------
                                                      $ 67,981,950     $58,930,926
                                                      ============   =============

INVESTOR CLASS, $0.01 PAR VALUE

Net assets                                             $66,285,283     $56,268,590

Shares outstanding                                      15,390,127       4,497,079

Net asset value per share                                    $4.31          $12.51

INSTITUTIONAL CLASS, $0.01 PAR VALUE

Net assets                                              $1,696,667      $2,662,336

Shares outstanding                                         387,140         208,971

Net asset value per share                                    $4.38          $12.74

See Notes to Financial Statements.

------
17

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 2008
                                                     Life Sciences      Technology
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of
$25,039 and $40,635, respectively)                     $ 1,029,403       $ 594,714

Interest                                                    39,365          41,479
                                                     -------------   -------------
                                                         1,068,768         636,193
                                                     -------------   -------------

EXPENSES:

Management fees                                          1,201,859       1,539,716

Directors' fees and expenses                                 2,447           2,855

Other expenses                                                 254           1,184
                                                     -------------   -------------
                                                         1,204,560       1,543,755
                                                     -------------   -------------

NET INVESTMENT INCOME (LOSS)                             (135,792)       (907,562)
                                                     -------------   -------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                                  2,361,530    (27,406,990)

Foreign currency transactions                             (22,805)           6,917
                                                     -------------   -------------
                                                         2,338,725    (27,400,073)
                                                     -------------   -------------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments                                           (30,078,108)    (36,354,620)

Translation of assets and liabilities in foreign
currencies                                                 (3,918)           (465)
                                                     -------------   -------------
                                                      (30,082,026)    (36,355,085)
                                                     -------------   -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)               (27,743,301)    (63,755,158)
                                                     -------------   -------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                      $(27,879,093)   $(64,662,720)
                                                     =============   =============

See Notes to Financial Statements.

------
18

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED NOVEMBER 30, 2008 AND NOVEMBER 30, 2007
                               Life Sciences                   Technology
Increase (Decrease)
in Net Assets                    2008           2007           2008           2007

OPERATIONS

Net investment income
(loss)                     $(135,792)     $(419,188)     $(907,562)   $(1,103,646)

Net realized gain
(loss)                      2,338,725      7,543,213   (27,400,073)     22,515,205

Change in net
unrealized
appreciation
(depreciation)           (30,082,026)      7,704,876   (36,355,085)      1,098,503
                         ------------   ------------   ------------   ------------
Net increase
(decrease) in net
assets resulting from
operations               (27,879,093)     14,828,901   (64,662,720)     22,510,062
                         ------------   ------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS
Net increase
(decrease) in net
assets from capital
share transactions        (6,703,985)   (27,830,419)   (13,105,492)   (13,354,560)
                         ------------   ------------   ------------   ------------

NET INCREASE
(DECREASE) IN NET
ASSETS                   (34,583,078)   (13,001,518)   (77,768,212)      9,155,502

NET ASSETS
Beginning of period       102,565,028    115,566,546    136,699,138    127,543,636
                         ------------   ------------   ------------   ------------
End of period            $ 67,981,950   $102,565,028   $ 58,930,926   $136,699,138
                         ============   ============   ============   ============

Accumulated net
investment loss             $(11,195)      $(32,513)       $(6,259)             --
                         ============   ============   ============   ============

See Notes to Financial Statements.

------
19

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Life Sciences Fund (Life Sciences) and
Technology Fund (Technology) (collectively, the funds) are two funds in a series issued by the corporation. The funds are nondiversified under the 1940
Act. The funds' investment objectives are to seek capital growth. Life
Sciences and Technology pursue their objectives by seeking to invest primarily in stocks of growing companies in the life sciences and in the technology and telecommunications-related sectors, respectively. Specifically, Life Sciences invests at least 80% of its assets in companies that engage in the business of providing products and services that help promote health and wellness. In addition, Technology invests at least 80% of its assets in companies primarily engaged in offering, using or developing products, processes or services that provide or will benefit significantly from technological advancements or improvements. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class and the
Institutional Class. Prior to December 3, 2007, the funds were authorized to issue the Advisor Class and Life Sciences was authorized to issue the C Class
(see Note 10). All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

------
20

NOTES TO FINANCIAL STATEMENTS

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds have adopted the provisions of Financial Accounting
Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes--an interpretation of FASB Statement No. 109" during the current fiscal year. The funds are no longer subject to examination by tax authorities for years prior to 2005. Additionally, non-U.S. tax returns filed by the funds due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

------
21

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM for Technology and ACGIM for Life Sciences (the investment advisor, respectively), under which the investment advisor provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by the investment advisor. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for Life Sciences ranges from 1.10% to 1.35%
for Investor Class. The annual management fee schedule for Technology ranges from 1.20% to 1.50% for Investor Class. The Institutional Class is 0.20% less at each point within the range.

The effective annual management fee for each class of each fund for the year ended November 30, 2008, was as follows:

                                      Investor            Institutional

Life Sciences                           1.35%                 1.15%

Technology                              1.50%                 1.30%

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of Life Sciences. The subadvisor makes investment decisions for the cash portion of Life Sciences in accordance with Life Sciences' investment objectives, policies and restrictions under the supervision of ACGIM and the
Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of Life Sciences.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM or ACGIM, the distributor of the corporation,
American Century Investment Services, Inc., and the corporation's transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
November 30, 2008, were as follows:

                                    Life Sciences           Technology

Purchases                            $68,474,127           $180,753,778

Proceeds from sales                  $74,309,391           $190,965,058

------
22

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                                 Year ended                    Year ended
                             November 30, 2008             November 30, 2007
                              Shares          Amount        Shares          Amount

Life Sciences
INVESTOR CLASS/SHARES
AUTHORIZED               110,000,000                   100,000,000
                         ===========                   ===========
Sold                       2,291,505     $12,724,581     1,584,191     $ 8,866,913

Issued in connection
with reclassification
(Note 10)                     23,433         136,104            --              --

Redeemed                 (3,622,288)    (19,487,311)   (6,459,895)    (35,850,490)
                         -----------   -------------   -----------   -------------
                         (1,307,350)     (6,626,626)   (4,875,704)    (26,983,577)
                         -----------   -------------   -----------   -------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED                 5,000,000                     5,000,000
                         ===========                   ===========
Sold                          86,556         489,223       107,059         588,684

Redeemed                    (78,575)       (430,478)     (246,509)     (1,377,285)
                         -----------   -------------   -----------   -------------
                               7,981          58,745     (139,450)       (788,601)
                         -----------   -------------   -----------   -------------
ADVISOR CLASS/SHARES
AUTHORIZED                       N/A                     5,000,000
                         ===========                   ===========
Sold                              --              --         5,964          32,965

Redeemed in
connection with
reclassification
(Note 10)                   (15,724)        (92,570)            --              --

Redeemed                          --              --      (17,468)        (95,202)
                         -----------   -------------   -----------   -------------
                            (15,724)        (92,570)      (11,504)        (62,237)
                         -----------   -------------   -----------   -------------
C CLASS/SHARES
AUTHORIZED                       N/A                     5,000,000
                         ===========                   ===========
Sold                              --              --           750           3,996

Redeemed in
connection with
reclassification
(Note 10)                    (7,709)        (43,534)            --              --
                         -----------   -------------   -----------   -------------
                             (7,709)        (43,534)           750           3,996
                         -----------   -------------   -----------   -------------
Net increase
(decrease)               (1,322,802)   $ (6,703,985)   (5,025,908)   $(27,830,419)
                         ===========   =============   ===========   =============

Technology

INVESTOR CLASS/SHARES
AUTHORIZED                50,000,000                   100,000,000
                         ===========                   ===========
Sold                       1,137,181     $23,175,663     1,561,495     $38,575,501

Issued in connection
with reclassification
(Note 10)                     14,547         364,793            --              --

Redeemed                 (1,766,303)    (36,317,087)   (2,249,110)    (51,673,565)
                         -----------   -------------   -----------   -------------
                           (614,575)    (12,776,631)     (687,615)    (13,098,064)
                         -----------   -------------   -----------   -------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED                 5,000,000                     5,000,000
                         ===========                   ===========
Sold                          73,392       1,482,573        80,907       2,000,214

Redeemed                    (75,109)     (1,446,641)     (106,292)     (2,480,039)
                         -----------   -------------   -----------   -------------
                             (1,717)          35,932      (25,385)       (479,825)
                         -----------   -------------   -----------   -------------
ADVISOR CLASS/SHARES
AUTHORIZED                       N/A                    10,000,000
                         ===========                   ===========
Sold                              --              --        15,122         393,853

Redeemed in
connection with
reclassification
(Note 10)                   (14,547)       (364,793)            --              --

Redeemed                          --              --       (7,302)       (170,524)
                         -----------   -------------   -----------   -------------
                            (14,547)       (364,793)         7,820         223,329
                         -----------   -------------   -----------   -------------
Net increase
(decrease)                 (630,839)   $(13,105,492)     (705,180)   $(13,354,560)
                         ===========   =============   ===========   =============

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23

5. FAIR VALUE MEASUREMENTS

The funds' securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as the fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds' securities and other financial instruments as of November
30, 2008:

                                                                   Unrealized Gain
                                                  Value of               (Loss) on
                                                Investment         Other Financial
Fund/Valuation Inputs                           Securities            Instruments*

LIFE SCIENCES

Level 1 -- Quoted Prices                       $66,737,316                      --

Level 2 -- Other Significant
Observable Inputs                                1,800,838                 $11,195

Level 3 -- Significant Unobservable
Inputs                                                  --                      --
                                            --------------            ------------
                                               $68,538,154                 $11,195
                                            ==============            ============

TECHNOLOGY

Level 1 -- Quoted Prices                       $55,257,314                      --

Level 2 -- Other Significant
Observable Inputs                                3,499,836                      --

Level 3 -- Significant Unobservable
Inputs                                                  --                      --
                                            --------------            ------------
                                               $58,757,150                      --
                                            ==============            ============

*Includes forward foreign currency exchange contracts.

6. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The line expired December 10, 2008, and was not renewed. The funds did not borrow from either line during the year ended
November 30, 2008.

7. INTERFUND LENDING

The funds, along with certain other funds managed by ACIM or ACGIM, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. During the year ended November 30, 2008, the funds did not utilize the program.

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24

8. RISK FACTORS

The funds concentrate their investments in a narrow segment of the total market. Because of this, the funds may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. In addition, their investment approach may involve higher volatility and risk.
There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks. Technology's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions.

9. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
There were no distributions paid by the funds during the years ended November
30, 2008 and November 30, 2007.

As of November 30, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                               Life Sciences        Technology

Federal tax cost of investments                  $79,502,756       $76,734,575
                                               =============    ==============
Gross tax appreciation of investments            $ 2,986,240       $ 1,081,890

Gross tax depreciation of investments           (13,950,842)      (19,059,315)
                                               -------------    --------------
Net tax appreciation (depreciation)
of investments                                 $(10,964,602)     $(17,977,425)
                                               =============    ==============
Net tax appreciation (depreciation)
on derivatives and translation of
assets and liabilities in foreign
currencies                                          $  (645)           $   620
                                               -------------    --------------
Net tax appreciation (depreciation)            $(10,965,247)     $(17,976,805)
                                               =============    ==============
Accumulated capital losses                      $(5,367,479)    $(219,779,782)

Capital loss deferrals                          $(1,778,589)      $(3,441,283)

Currency loss deferrals                                   --          $(6,259)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency exchange contracts.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

                            2009              2010                2016

Life Sciences                --           $(5,367,479)             --

Technology             $(142,889,307)     $(52,734,829)       $(24,155,646)

The capital and currency deferrals represent net capital and foreign currency losses incurred in the one-month period ended November 30, 2008. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

------
25

10. CORPORATE EVENT

On July 27, 2007 the Advisor Class and C Class shareholders of Life Sciences approved a reclassification of Advisor Class and C Class shares into Investor
Class shares. On July 27, 2007, the Advisor Class shareholders of Technology approved a reclassification of Advisor Class shares into Investor Class shares. Each change was approved by the Board of Directors on November 29,
2006 and March 7, 2007. The reclassification was effective December 3, 2007.

11. RECENTLY ISSUED ACCOUNTING STANDARDS

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of
FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk- related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

12. SUBSEQUENT EVENTS

On December 3, 2008, the Board of Directors of the funds approved plans of reorganization (the reorganizations) pursuant to which Growth Fund (Growth), a fund in a series issued by American Century Mutual Funds, Inc., will acquire all of the assets of Life Sciences and Technology in exchange for shares of equal value of Growth and assumption by Growth of certain liabilities of Life
Sciences and Technology. The financial statements and performance history of
Growth will be carried over in the post-reorganization. The reorganizations are subject to approval by Life Sciences and Technology shareholders.

------
26

FINANCIAL HIGHLIGHTS
Life Sciences

Investor Class

For a Share Outstanding Throughout the Years Ended November 30
                                   2008       2007      2006       2005       2004

PER-SHARE DATA

Net Asset Value, Beginning
of Period                         $6.00      $5.22     $5.32      $4.69      $4.36
                               --------   --------  --------   --------   --------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                (0.01)     (0.02)    (0.04)     (0.04)     (0.04)

 Net Realized and
 Unrealized
 Gain (Loss)                     (1.68)       0.80    (0.06)       0.67       0.37
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations           (1.69)       0.78    (0.10)       0.63       0.33
                               --------   --------  --------   --------   --------
Net Asset Value, End of
Period                            $4.31      $6.00     $5.22      $5.32      $4.69
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (28.17)%     14.94%   (1.88)%     13.43%      7.57%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             1.35%      1.35%     1.46%      1.50%      1.50%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                      (0.16)%    (0.39)%   (0.67)%    (0.81)%    (0.85)%

Portfolio Turnover Rate             78%        73%      151%       162%       215%

Net Assets, End of Period
(in thousands)                  $66,285   $100,120  $112,648   $155,835   $155,530

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
27

Life Sciences

Institutional Class

For a Share Outstanding Throughout the Years Ended November 30
                                       2008      2007      2006     2005      2004

PER-SHARE DATA

Net Asset Value, Beginning of
Period                                $6.09     $5.29     $5.38    $4.74     $4.40
                                   --------   -------   -------  -------   -------
Income From Investment
Operations

 Net Investment
 Income (Loss)(1)                     --(2)    (0.01)    (0.02)   (0.03)    (0.03)

 Net Realized and
 Unrealized Gain
 (Loss)                              (1.71)      0.81    (0.07)     0.67      0.37
                                   --------   -------   -------  -------   -------
 Total From
 Investment Operations               (1.71)      0.80    (0.09)     0.64      0.34
                                   --------   -------   -------  -------   -------
Net Asset Value, End of Period        $4.38     $6.09     $5.29    $5.38     $4.74
                                   ========   =======   =======  =======   =======

TOTAL RETURN(3)                    (28.08)%    15.12%   (1.67)%   13.50%     7.73%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    1.15%     1.15%     1.26%    1.30%     1.30%

Ratio of Net Investment Income
(Loss) to Average Net Assets          0.04%   (0.19)%   (0.47)%  (0.61)%   (0.65)%

Portfolio Turnover Rate                 78%       73%      151%     162%      215%

Net Assets, End of Period (in
thousands)                           $1,697    $2,309    $2,744   $3,953    $3,510

(1) Computed using average shares outstanding throughout the period.

(2) Per-share amount was less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
28

Technology

Investor Class

For a Share Outstanding Throughout the Years Ended November 30
                                   2008       2007      2006       2005       2004
PER-SHARE DATA

Net Asset Value, Beginning
of Period                        $25.60     $21.10    $19.61     $18.20     $19.58
                               --------   --------  --------   --------   --------
Income From Investment
Operations

 Net Investment
 Income (Loss)(1)                (0.18)     (0.21)    (0.24)     (0.19)     (0.24)

 Net Realized
 and Unrealized
 Gain (Loss)                    (12.91)       4.71      1.73       1.60     (1.14)
                               --------   --------  --------   --------   --------
 Total From
 Investment Operations          (13.09)       4.50      1.49       1.41     (1.38)
                               --------   --------  --------   --------   --------
Net Asset Value, End of
Period                           $12.51     $25.60    $21.10     $19.61     $18.20
                               ========   ========  ========   ========   ========

TOTAL RETURN(2)                (51.13)%     21.33%     7.60%      7.75%    (7.05)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets             1.50%      1.51%     1.51%      1.51%      1.50%

Ratio of Net Investment
Income (Loss) to Average
Net Assets                      (0.88)%    (0.91)%   (1.15)%    (1.06)%    (1.30)%

Portfolio Turnover Rate            178%       260%      385%       388%       279%

Net Assets, End of Period
(in thousands)                  $56,269   $130,854  $122,353   $137,710   $166,986

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

------
29

Technology

Institutional Class

For a Share Outstanding Throughout the Years Ended November 30
                                       2008      2007      2006     2005      2004

PER-SHARE DATA

Net Asset Value, Beginning of
Period                               $26.01    $21.40    $19.84   $18.38    $19.74
                                   --------   -------   -------  -------   -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(1)                    (0.14)    (0.17)    (0.20)   (0.15)    (0.20)

 Net Realized
 and Unrealized
 Gain (Loss)                        (13.13)      4.78      1.76     1.61    (1.16)
                                   --------   -------   -------  -------   -------
 Total From
 Investment Operations              (13.27)      4.61      1.56     1.46    (1.36)
                                   --------   -------   -------  -------   -------
Net Asset Value, End of Period       $12.74    $26.01    $21.40   $19.84    $18.38
                                   ========   =======   =======  =======   =======

TOTAL RETURN(2)                    (51.02)%    21.54%     7.86%    7.94%   (6.89)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                    1.30%     1.31%     1.31%    1.31%     1.30%

Ratio of Net Investment Income
(Loss) to Average Net Assets        (0.68)%   (0.71)%   (0.95)%  (0.86)%   (1.10)%

Portfolio Turnover Rate                178%      260%      385%     388%      279%

Net Assets, End of Period (in
thousands)                           $2,662    $5,481    $5,051   $6,099    $7,805

(1) Computed using average shares outstanding throughout the period.

(2) Total return assumes reinvestment of net investment income and capital gains distributions, if any. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

See Notes to Financial Statements.

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30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Life Sciences Fund and Technology
Fund, two of the funds constituting American Century World Mutual Funds, Inc.
(the "Corporation"), as of November 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the
Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
November 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of Life Sciences Fund and Technology Fund, two of the funds constituting American Century World Mutual Funds, Inc., as of November 30,
2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 14, 2009

------
31

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
Century Global Investment Management, Inc. (ACGIM) or American Century
Investment Management, Inc. (ACIM); the funds' principal underwriter, American
Century Investment Services, Inc. (ACIS); and the funds' transfer agent,
American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACGIM, ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the
American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACGIM or ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------
32

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc. and Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc. (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc. and Charming Shoppes, Inc.

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33

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUNDS: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); Controller, various American Century Investments funds (1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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34

APPROVAL OF MANAGEMENT AGREEMENTS
Life Sciences and Technology

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services (including subadvisory services) are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century
Investments, this process is referred to as the "15(c) Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor and the subadvisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Life Sciences and Technology (the "Funds")
and the services provided to the Funds under the management and subadvisory agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

* reports on the wide range of programs and services the advisor provides to the Funds and their shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of both the advisor and the subadvisor;

* data comparing the cost of owning the Funds to the cost of owning a similar fund;

* data comparing the Funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the Funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Funds' board of directors held two in-person meetings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

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35

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* Fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of Fund assets

* daily valuation of the each Fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. The directors specifically noted that with respect to Life
Sciences, the advisor had retained the subadvisor to provide the day-to-day cash management services. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

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36

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor and subadvisor to manage the Funds in accordance with their investment objectives and approved strategies. In providing these services, the advisor and subadvisor utilize teams of investment professionals
(portfolio managers, analysts, research assistants, and securities traders)
who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the
Directors review investment performance information for the Funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the Funds. The Directors also review detailed performance information during the 15(c) Process comparing each Fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Technology's performance for both the one- and three-year periods was above the median for its peer group. Life Sciences' performance was above the median for its peer group for the one year period and below the median for the three year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor's profits were reasonable in light of the services provided to the Funds. The board did not consider the profitability of the subadvisor because the subadvisor is paid from the unified fee of the advisor as a result of arm's length negotiations.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices. With respect to the subadvisor, as part of its oversight responsibilities, the board approves the subadvisor's code of ethics and any changes thereto. Further, through the advisor's compliance group, the board stays abreast of any violations of the subadvisor's code.

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37

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the Funds specifically, the expenses incurred by the advisor in providing various functions to the Funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as each Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The Funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of each
Fund's independent directors (including their independent legal counsel). The
Directors specifically noted that the subadvisory fees paid to the subadvisor under the subadvisory agreement were subject to arm's length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing each Fund's unified fee to the total expense ratio of other funds in the Fund's peer group. The unified fee charged to shareholders of each of the Funds was above the median of the total expense ratios of its peer group. The board concluded that the management fee paid by each Fund to the advisor was reasonable in light of the services provided to the Fund.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

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38

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the Funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the Funds or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between each Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

Additionally, the board, including all the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, concluded that the subadvisory agreement between the advisor and the subadvisor, on behalf of Life Sciences, is fair and reasonable in light of the services provided and should be renewed.

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39

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, distributions you receive from certain IRAs, or 403(b),
457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc. and American Century Global
Investment Management, Inc., the funds' investment advisors, are responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century Investments' website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

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40

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EM (EMERGING MARKETS) INDEX represents the gross performance of stocks in global emerging market countries.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

The S&P COMPOSITE 1500 INDEX combines the S&P 500, MidCap 400 and SmallCap 600 indices. The S&P COMPOSITE 1500 HEALTH CARE INDEX represents those S&P
Composite 1500 companies in two main industry groups: Health care equipment and supplies companies or companies that provide health care related services, and companies that provide research, development, production and marketing of pharmaceuticals and biotechnology products. The S&P COMPOSITE 1500 TECHNOLOGY
INDEX represents those S&P Composite 1500 companies in two main industry groups: Technology software and services companies, and technology hardware and equipment companies.

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41

NOTES

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42

NOTES

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43

NOTES

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[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . .            1-800-345-8765

                                                                    1-800-345-2021
INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . .           or 816-531-5575
BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED
RETIREMENT PLANS . . . . . . . . . . . . . . . . . . . .            1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . .            1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . .            1-800-634-4113

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

American Century Global Investment Management, Inc.
New York, New York

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0901
CL-ANN-63739N-SUP

[front cover]

ANNUAL REPORT
NOVEMBER 30, 2008

[american century investments logo and text logo ®]

AMERICAN CENTURY INVESTMENTS

NT INTERNATIONAL GROWTH FUND
NT EMERGING MARKETS FUND

PRESIDENT'S LETTER

JONATHAN THOMAS

[photo of Jonathan Thomas]

Dear Investor:

Thank you for taking time to review the following discussions, from our experienced portfolio management team, of the fund reporting period ended
November 30, 2008. It was a time of enormous upheaval and change. We understand and appreciate the challenges you have faced during this historic period, and share your concerns about the economy, the markets, and fund holdings. To help address these issues, I'd like to provide my perspective on how we have managed--and continue to manage--your investments in these uncertain times.

As a company, American Century Investments® is well positioned to deal with market turmoil. We are financially strong and privately held, which allows us to align our resources with your long-term investment interests. In addition, our actively managed, team-based approach allows our portfolio teams to identify attractive investment opportunities regardless of market conditions.

Our seasoned investment professionals have substantial experience and have successfully navigated previous market crises. These portfolio managers and analysts continue to use a team approach and follow disciplined investment processes designed to produce the best possible long-term results for you. For example, our equity investment teams are working closely with our fixed income group to monitor and assess credit crisis developments. The fixed income team anticipated dislocation in the credit markets and--through its disciplined processes and teamwork--helped reduce our exposure to investments that suffered substantial losses.

How soon a sustainable recovery will occur is uncertain. But I am certain of this: Since 1958, we've demonstrated a consistent ability to execute solid, long-term investment strategies and the discipline to remain focused during times of volatility or shifts in the markets. We've stayed true to our principles, especially our belief that your success is the ultimate measure of our success.

Thank you for your continued confidence in us.

Sincerely,

/s/ Jonathan Thomas

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .      2
      International Equity Total Returns . . . . . . . . . . . . . . . . .      2

NT INTERNATIONAL GROWTH

NT EMERGING MARKETS

FINANCIAL STATEMENTS

OTHER INFORMATION

     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     29
     Approval of Management Agreements for

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century
Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American
Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century
Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities.
Performance information for comparative indices and securities is provided to
American Century Investments by third party vendors. To the best of American
Century Investments' knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Mark Kopinski, Chief Investment Officer, International Equity

CREDIT CRISIS DEMONSTRATES ITS SCOPE

What started as a credit crisis in the U.S. subprime mortgage market eventually exploded into a worldwide financial sector meltdown in 2008. Frozen credit markets and slowing economic growth led to plunging international stock returns for the 12-month period ended November 30, 2008. Stock investors had nowhere to hide, as developed and emerging markets plunged.

For much of the period, soaring oil and commodity prices caused inflation to spike, which added to investors' woes. After peaking at $147 a barrel in July, however, oil prices quickly descended on waning global demand. Other commodity prices followed suit, and near-term inflationary pressures subsided.

JOINT EFFORT PROMPTS RATE CUTS

At the urging of the U.S. Federal Reserve, global central banks launched a coordinated response to combat the mounting credit crisis and restore worldwide market liquidity. Rate cuts represented a key component of this strategy. The Bank of England, which had been steadily cutting rates since
December 2007, slashed its key lending rate by 275 basis points during the period to 3.0%.

Citing sluggish economic growth and severe financial sector strain, Japan implemented its first rate cut in seven years. In early October, Japan's central bank cut the nation's key lending rate to 0.3% from 0.5%.

In Europe, action on the monetary policy front was mixed. As late as July
2008, the European Central Bank (ECB) hiked its key interest rate to combat the effects of rising inflation and a record-high euro. But, as economic conditions worsened and inflationary pressures eased, the ECB finally cut its key lending rate by 150 basis points late in the period to 3.25%.

CONCENTRATING ON OPPORTUNITY

The recent negative financial and economic news makes it difficult to see the opportunities that exist in the current market environment. For example, given their current prices and expected rates of economic growth, certain emerging markets appear attractive on a long-term basis. With our disciplined investment approach, we are as focused as ever on finding and capitalizing on the best international investment opportunities.

International Equity Total Returns
For the 12 months ended November 30, 2008 (in U.S. dollars)

MSCI EM Index                                            -56.56%
MSCI EAFE Growth Index                                   -47.28%
MSCI Europe Index                                        -49.99%
MSCI EAFE Index                                          -47.79%
MSCI World Free Index                                    -43.30%
MSCI EAFE Value Index                                    -48.33%
MSCI Japan Index                                         -37.12%

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2

PERFORMANCE
NT International Growth

Total Returns as of November 30, 2008
                                      Average Annual Returns
                            1 year       Since Inception       Inception Date

INSTITUTIONAL CLASS         -48.82%          -15.35%               5/12/06
MSCI EAFE INDEX             -47.79%          -15.88%                 --
MSCI EAFE GROWTH INDEX      -47.28%          -14.97%                 --

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended November 30
                            2006*   2007      2008

Institutional Class         3.40%  23.40%   -48.82%
MSCI EAFE Index             4.97%  17.30%   -47.79%
MSCI EAFE Growth Index      2.43%  22.32%   -47.28%

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

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3

PORTFOLIO COMMENTARY
NT International Growth

Portfolio Managers: Alex Tedder and Raj Gandhi

PERFORMANCE SUMMARY

NT International Growth returned -48.82% for the 12 months ended November 30,
2008. The portfolio's benchmark, the MSCI EAFE Index, returned -47.79%.

Decelerating economic growth rates and global financial market distress battered international equities during the 12-month period. Fallout from the
U.S. subprime mortgage market meltdown spread throughout the world, resulting in tighter credit conditions, which increasingly restricted corporate access to operating capital and fueled economic anxieties. Within the portfolio and benchmark, every sector posted double-digit declines for the period.
Similarly, every benchmark country and nearly every country in the portfolio posted double-digit losses.

JAPAN LED DETRACTORS

From a regional perspective, exposure in Japan, the portfolio's second-largest country weighting as of November 30, 2008, detracted the most from relative results. The Japanese market outperformed MSCI EAFE during the 12-month period, boosted by a surge in the value of the yen versus the U.S. dollar. Our underweight exposure to the Japanese market detracted significantly from overall performance. Stock-specific exposure to Greece and France also weighed on returns. At the opposite end of the performance spectrum, the Netherlands, followed by the United Kingdom, the portfolio's largest country weighting at the end of the reporting period, and Belgium, made the greatest contributions to the portfolio's relative performance. Within each country, stock selection accounted for the outperformance compared with the benchmark.

UTILITIES, INDUSTRIALS SECTORS LAGGED

The utilities industry represented the portfolio's smallest sector weighting on November 30, 2008, yet it had the largest negative impact on relative performance. This was due to the portfolio's underweight to the sector combined with unfavorable stock selection. Our position in Finland's state-owned electric utility Fortum Oyj was the sector's poorest performer, mainly due to concerns about the company's exposure to Russia's energy market.

The industrials sector was among the portfolio's top performers in the first half of the period, but slumping worldwide demand landed the sector among the worst contributors--for the portfolio and the benchmark--as of November 30,
2008. Our overweight to electrical equipment companies accounted for the bulk of the sector's relative underperformance. Q-Cells, the German manufacturer of solar cells, was the sector's weakest stock, tumbling on weak economic data and slowing demand for solar projects.

Top Ten Holdings as of November 30, 2008
                                   % of net assets   % of net assets
                                    as of 11/30/08    as of 05/31/08

BG Group plc                             2.4%              1.8%
Nestle SA                                2.2%              1.5%
ENI SpA                                  2.2%              1.8%
Total SA                                 2.0%              1.8%
CSL Ltd.                                 1.7%              1.2%
Nintendo Co. Ltd.                        1.7%              1.6%
Sony Financial Holdings, Inc.            1.7%              1.2%
Reckitt Benckiser Group plc              1.7%              1.4%
Novartis AG                              1.7%              0.9%
iShares MSCI Japan Index Fund            1.7%              0.5%

------
4

NT International Growth

PORTFOLIO'S FINANCIALS BEAT BENCHMARK

Despite the barrage of negative news within the financials industry, the portfolio's financials sector contributed positively to relative performance.
Our underweight combined with favorable stock selection helped the portfolio's results outpace those of the benchmark.

The portfolio's consumer discretionary and materials sectors also contributed positively to relative performance. In particular, our position in Fast
Retailing Co., a Japan-based apparel company, drove performance in the consumer discretionary sector and was among the portfolio's strongest contributors. The company posted strong profit and sales growth during its fiscal year, bucking the otherwise negative trend for Japanese retailers. In the materials sector, rising demand for agrichemical products from consumers and the alternative energy industry fueled gains in Germany's K+S AG. The company, which produces potash, a key fertilizer ingredient, ranked among the portfolio's top performers during the 12-month period.

OUTLOOK

NT International Growth primarily invests in companies located in developed countries around the world (excluding the United States). Recent events suggest emotions, rather than fundamentals, have driven the world's equity markets. Although we expect further difficulties and volatility in the short term, we will continue to focus on finding companies with sustainable growth characteristics. Where appropriate, we will take advantage of market weaknesses to add to high-conviction names.

Types of Investments in Portfolio
                                     % of net assets   % of net assets
                                      as of 11/30/08    as of 05/31/08

Foreign Common Stocks                     99.3%             97.1%
Temporary Cash Investments                 0.7%              2.2%
Other Assets and Liabilities(1)           --(2)              0.7%

(1) Includes securities lending collateral and other assets and liabilities.
(2) Category is less than 0.05% of total net assets

Investments by Country as of November 30, 2008
                                    % of net assets    % of net assets
                                     as of 11/30/08    as of 05/31/08

United Kingdom                           21.9%              19.3%
Japan                                    14.2%              12.5%
Switzerland                               9.6%              8.2%
France                                    7.4%              7.6%
Germany                                   6.8%              8.9%
Australia                                 4.4%              5.2%
Italy                                     4.2%              3.9%
Canada                                    3.8%              3.1%
Spain                                     3.8%              3.5%
Netherlands                               3.4%              0.9%
Belgium                                   2.4%              2.3%
Brazil                                    2.1%              1.7%
Other Countries                          15.3%              20.0%
Cash and Equivalents(3)                   0.7%              2.9%

(3) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
5

PERFORMANCE
NT Emerging Markets

Total Returns as of November 30, 2008
                                   Average Annual Returns
                         1 year       Since Inception       Inception Date

INSTITUTIONAL CLASS      -61.75%          -16.83%               5/12/06
MSCI EM INDEX            -56.56%          -15.42%                 --

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended November 30
                         2006*    2007      2008

Institutional Class      10.10%  48.22%   -61.75%
MSCI EM Index            3.37%   45.15%   -56.56%

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
6

PORTFOLIO COMMENTARY
NT Emerging Markets

Portfolio Managers: Patricia Ribeiro and Mark On*

PERFORMANCE SUMMARY

NT Emerging Markets returned -61.75% for the 12 months ended November 30,
2008. The portfolio's benchmark, the MSCI Emerging Markets Index, returned
-56.56%

Decelerating economic growth rates and global financial market distress battered international equities during the 12-month period. Fallout from the
U.S. subprime mortgage market meltdown spread throughout the world, resulting in tighter credit conditions, which increasingly restricted corporate access to operating capital and fueled economic anxieties.

Plummeting commodity prices late in the period also weighed prominently on the natural resources-rich developing markets. Emerging market stocks underperformed the developed markets, which, as measured by the MSCI EAFE
Index, returned -47.79% for the reporting period. Within the MSCI Emerging
Markets Index and the portfolio, every sector posted double-digit declines for the period. Similarly, all benchmark countries and most countries in the portfolio posted double-digit losses. Overall, stock selection accounted for the portfolio's underperformance relative to the benchmark.

MEXICO, CHINA AMONG TOP DETRACTORS

From a regional perspective, the portfolio's largest detractors to performance included Indonesia, Mexico, and China, which was the fund's largest-weighted country as of November 30, 2008. In each country, stock selection primarily accounted for the portfolio's poor relative performance. China was home to several of the portfolio's worst-performing stocks, including Suntech Power
Holdings and China High Speed Transmission Equipment Group in the electrical equipment industry and AAC Acoustic Technologies in the communications equipment industry.

Although their absolute returns were negative, the Czech Republic, India, and
Israel had the greatest positive influence on the portfolio's relative performance. Stock selection and overweight positions were helpful in the
Czech Republic and India, while stock selection contributed favorably in
Israel.

Top Ten Holdings as of November 30, 2008
                                                            % of         % of
                                                         net assets   net assets
                                                            as of        as of
                                                          11/30/08     05/31/08

iShares MSCI Emerging Markets Index Fund                    3.7%          --
Petroleo Brasileiro SA ADR                                  3.5%         4.7%
China Mobile Ltd. ADR                                       3.1%         2.3%
Industrial & Commercial Bank of China Ltd. H Shares         2.6%         1.1%
Sasol Ltd.                                                  2.3%         1.7%
Samsung Electronics Co. Ltd.                                2.2%         3.5%
OAO Gazprom ADR                                             2.1%         3.2%
Samsung Fire & Marine Insurance Co. Ltd.                    2.1%          --
Taiwan Semiconductor Manufacturing Co. Ltd.                 2.1%         1.6%
Teva Pharmaceutical Industries Ltd. ADR                     2.0%          --

*Effective December 19, 2008, Mark On is no longer with American Century
Investments.

------
7

NT Emerging Markets

INDUSTRIALS LED DETRACTORS

The period's widespread losses were most severe in the industrials sector, the largest detractor to the portfolio's relative performance. Globaltrans
Investment PLC, a Russian freight rail operator not represented in the benchmark, was the portfolio's largest performance detractor. The portfolio also suffered weak relative performance in the information technology and telecommunications services sectors.

On a relative basis, only the financials sector made a positive contribution to performance. India's Power Finance Corp., which was not represented in the benchmark, was among the top contributors. The state-owned company provides financing for power projects.

Although China and the industrials sector were overall performance detractors, they were home to the portfolio's leading contributor, China South Locomotive and Rolling Stock, a manufacturer of rail vehicles. The company's stock, which the benchmark did not own, advanced strongly due to government stimulus measures focused on China's infrastructure.

OUTLOOK

NT Emerging Markets primarily invests in companies located in emerging market countries. Recent events suggest emotions, rather than fundamentals, have driven the world's equity markets. Although we expect further difficulties and volatility in the short term, we will continue to focus on finding companies we believe have a high likelihood of growing earnings and revenues. Where appropriate, we will take advantage of market weaknesses to add to high-conviction names.

Types of Investments in Portfolio
                                     % of net assets   % of net assets
                                      as of 11/30/08    as of 05/31/08

Foreign Common Stocks                     96.9%             95.8%
Temporary Cash Investments                 2.0%              2.8%
Other Assets and Liabilities(1)            1.1%              1.4%

(1) Includes securities lending collateral and other assets and liabilities.

Investments by Country as of November 30, 2008
                                     % of net assets    % of net assets
                                     as of 11/30/08     as of 05/31/08

People's Republic of China                15.7%              10.9%
Brazil                                    12.9%              17.0%
South Korea                               10.6%              10.5%
South Africa                              7.4%               5.0%
Taiwan (Republic of China)                7.0%               10.2%
India                                     6.4%               5.0%
Hong Kong                                 5.0%               2.5%
Russian Federation                        4.3%               10.6%
Czech Republic                            4.2%               2.9%
Poland                                    4.1%               2.0%
Mexico                                    3.0%               2.9%
Turkey                                    2.0%               0.8%
Other Countries                           14.3%              15.5%
Cash and Equivalents(2)                   3.1%               4.2%

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
8

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from June 1, 2008 to November 30, 2008.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than
$10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century
Investments Brokerage accounts) registered under your Social Security number.
PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs
(including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and
certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
9

                    Beginning        Ending        Expenses Paid
                  Account Value   Account Value   During Period*      Annualized
                     6/1/08         11/30/08     6/1/08 - 11/30/08  Expense Ratio*

NT International Growth -- Institutional Class

Actual               $1,000          $527.20           $4.31            1.13%

Hypothetical         $1,000         $1,019.35          $5.70            1.13%

NT Emerging Markets -- Institutional Class

Actual               $1,000          $407.30           $5.38            1.53%

Hypothetical         $1,000         $1,017.35          $7.72            1.53%

*Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multipliedby
183, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

------
10

SCHEDULE OF INVESTMENTS
NT International Growth

NOVEMBER 30, 2008

Shares                                                                       Value

Common Stocks & Rights -- 99.3%
AUSTRALIA -- 4.4%
         29,531  BHP Billiton Ltd.                                        $593,477
         41,934  CSL Ltd.                                                  965,470
         48,600  OZ Minerals Ltd.                                           17,837
         13,846  Rio Tinto Ltd.                                            426,971
         10,100  Sonic Healthcare Ltd.                                      88,914
        144,400  Telstra Corp. Ltd.                                        385,483
                                                                       -----------
                                                                         2,478,152
                                                                       -----------
BELGIUM -- 2.4%
         14,408  Anheuser-Busch Inbev NV                                   237,126
          6,255  KBC Groep NV                                              189,779
         52,901  SES SA Fiduciary Depositary Receipt                       927,040
                                                                       -----------
                                                                         1,353,945
                                                                       -----------
BERMUDA -- 0.8%
         11,647  Lazard Ltd., Class A                                      364,085
          7,100  Seadrill Ltd.                                              58,209
                                                                       -----------
                                                                           422,294
                                                                       -----------
BRAZIL -- 2.1%
         39,900  Cia Vale do Rio Doce, preference shares                   429,847
         65,100  Redecard SA                                               756,143
                                                                       -----------
                                                                         1,185,990
                                                                       -----------
CANADA -- 3.8%
         13,800  Canadian National Railway Co.                             486,594
          8,600  EnCana Corp.                                              402,566
         14,600  Gildan Activewear, Inc.(1)                                247,101
         17,900  Research In Motion Ltd.(1)                                760,213
          6,800  Shoppers Drug Mart Corp.                                  242,293
                                                                       -----------
                                                                         2,138,767
                                                                       -----------
CZECH REPUBLIC -- 0.8%
         11,800  CEZ AS                                                    468,409
                                                                       -----------
DENMARK -- 1.7%
         15,700  Novo Nordisk AS B Shares                                  802,375
          3,600  Vestas Wind Systems AS(1)                                 163,696
                                                                       -----------
                                                                           966,071
                                                                       -----------
FINLAND -- 1.4%
         20,500  Fortum Oyj                                                411,871
         11,300  Nokia Oyj                                                 159,883
         27,000  Stora Enso Oyj R Shares                                   220,265
                                                                       -----------
                                                                           792,019
                                                                       -----------
FRANCE -- 7.4%
          8,900  ALSTOM SA                                                 474,796
         27,365  AXA SA                                                    523,963
         10,400  BNP Paribas                                               576,579

Shares                                                                       Value

          5,100  Compagnie Generale des Etablissements Michelin,
                 Class B                                                  $244,799
          3,700  Essilor International SA                                  148,085
          3,582  Groupe Danone                                             206,491
          2,300  Lafarge SA                                                127,163
          3,650  Suez Environnement SA(1)                                   62,875
         21,624  Total SA                                                1,134,896
          9,360  Ubisoft Entertainment SA(1)                               215,724
         13,800  Vivendi                                                   391,234
                                                                       -----------
                                                                         4,106,605
                                                                       -----------
GERMANY -- 6.8%
          3,500  adidas AG                                                 109,519
          1,700  Allianz SE                                                142,301
          8,300  Bayer AG                                                  431,433
          4,640  Deutsche Boerse AG                                        333,699
         33,907  Deutsche Telekom AG                                       472,014
         10,870  Fresenius Medical Care AG & Co. KGaA                      475,058
          4,943  GEA Group AG                                               76,684
          5,282  K+S AG                                                    239,527
          4,900  Linde AG                                                  359,699
          6,600  Muenchener Rueckversicherungs AG                          901,691
            808  Q-Cells AG(1)                                              27,220
          7,000  SAP AG                                                    240,565
                                                                       -----------
                                                                         3,809,410
                                                                       -----------
GREECE -- 1.5%
          5,500  Coca Cola Hellenic Bottling Co. SA                         85,595
         38,784  National Bank of Greece SA                                740,977
                                                                       -----------
                                                                           826,572
                                                                       -----------
HONG KONG -- 1.7%
         12,000  China Mobile Ltd.                                         110,015
         22,000  Hang Seng Bank Ltd.                                       281,542
         76,000  Li & Fung Ltd.                                            138,341
        212,000  Link Real Estate Investment Trust (The)                   400,286
                                                                       -----------
                                                                           930,184
                                                                       -----------
INDIA -- 1.1%
          4,600  Bharat Heavy Electricals Ltd.                             125,976
         21,800  Bharti Airtel Ltd.(1)                                     294,358
          7,067  Housing Development Finance Corp. Ltd.                    208,441
                                                                       -----------
                                                                           628,775
                                                                       -----------
IRELAND -- 1.0%
         18,231  Anglo Irish Bank Corp. plc                                 19,758
         20,677  Ryanair Holdings plc ADR(1)                               542,978
                                                                       -----------
                                                                           562,736
                                                                       -----------

------
11

NT International Growth

Shares                                                                       Value

ISRAEL -- 1.2%
         15,600  Teva Pharmaceutical Industries Ltd. ADR                  $673,140
                                                                       -----------
ITALY -- 4.2%
         54,211  ENI SpA                                                 1,230,079
         14,344  Finmeccanica SpA                                          179,693
         86,000  Intesa Sanpaolo SpA                                       260,051
         44,062  Saipem SpA                                                686,895
                                                                       -----------
                                                                         2,356,718
                                                                       -----------
JAPAN -- 14.2%
          8,700  Benesse Corp.                                             368,154
          6,800  Canon, Inc.                                               202,335
         12,400  FamilyMart Co. Ltd.                                       505,189
          4,500  FAST RETAILING CO. LTD.                                   516,560
         13,900  Honda Motor Co. Ltd.                                      305,526
        107,100  iShares MSCI Japan Index Fund                             927,486
         31,000  Japan Steel Works Ltd. (The)                              318,649
         17,700  Konami Corp.                                              401,173
         14,900  Kurita Water Industries Ltd.                              352,676
         10,300  Mitsubishi Corp.                                          128,109
          3,100  Nintendo Co. Ltd.                                         959,576
            900  Rakuten, Inc.                                             492,366
          8,000  Shiseido Co. Ltd.                                         148,790
            324  Sony Financial Holdings, Inc.                             958,332
            100  Sumitomo Mitsui Financial Group, Inc.                     366,845
          8,600  Terumo Corp.                                              399,380
         45,000  Tokyo Gas Co. Ltd.                                        202,723
          5,300  Unicharm Corp.                                            365,928
                                                                       -----------
                                                                         7,919,797
                                                                       -----------
LUXEMBOURG -- 0.2%
          3,300  Millicom International Cellular SA                        126,489
                                                                       -----------
MULTI-NATIONAL -- 0.9%
         12,400  iShares MSCI EAFE Growth Index Fund                       517,948
                                                                       -----------
NETHERLANDS -- 3.4%
          9,500  ASML Holding NV                                           144,935
         75,100  Koninklijke Ahold NV                                      838,315
         59,600  Koninklijke KPN NV                                        824,280
          4,700  Unilever NV CVA                                           109,903
                                                                       -----------
                                                                         1,917,433
                                                                       -----------
PEOPLE'S REPUBLIC OF CHINA -- 1.2%
        153,000  China Communications Construction Co. Ltd. H Shares       163,915
        295,000  China Merchants Bank Co. Ltd. H Shares                    473,744
                                                                       -----------
                                                                           637,659
                                                                       -----------

Shares                                                                       Value

SINGAPORE -- 0.5%
         33,000  United Overseas Bank Ltd.                                $286,600
                                                                       -----------
SOUTH KOREA -- 0.4%
          5,300  Hyundai Motor Co.                                         149,908
            200  Samsung Electronics Co. Ltd.                               66,153
                                                                       -----------
                                                                           216,061
                                                                       -----------
SPAIN -- 3.8%
         68,625  Banco Santander SA(1)                                     564,425
         41,191  Cintra Concesiones de Infraestructuras de
                 Transporte SA                                             329,234
         28,200  Indra Sistemas SA                                         576,785
         31,800  Telefonica SA                                             645,803
                                                                       -----------
                                                                         2,116,247
                                                                       -----------
SWEDEN -- 0.2%
          2,500  H & M Hennes & Mauritz AB B Shares                         92,057
                                                                       -----------
SWITZERLAND -- 9.6%
         22,515  ABB Ltd.(1)                                               290,922
          5,100  Credit Suisse Group AG                                    149,699
          6,200  EFG International AG                                       99,044
         18,800  Julius Baer Holding AG                                    621,081
          3,200  Lonza Group AG                                            264,714
         34,400  Nestle SA                                               1,244,337
         20,165  Novartis AG                                               942,619
          5,066  Roche Holding AG                                          712,284
            400  SGS SA                                                    342,648
          3,807  Syngenta AG                                               677,159
                                                                       -----------
                                                                         5,344,507
                                                                       -----------
TAIWAN (REPUBLIC OF CHINA) -- 0.7%
        117,599  AU Optronics Corp.                                         71,645
         98,900  Hon Hai Precision Industry Co. Ltd.                       192,103
         16,900  Taiwan Semiconductor Manufacturing Co. Ltd. ADR           120,835
                                                                       -----------
                                                                           384,583
                                                                       -----------
UNITED KINGDOM -- 21.9%
         23,876  Admiral Group plc                                         362,598
         16,500  Aggreko plc                                               114,269
         17,700  AMEC plc                                                  143,823
          3,599  Anglo American plc                                         85,591
         20,400  AstraZeneca plc                                           770,864
         25,472  Autonomy Corp. plc(1)                                     367,096
         39,200  BAE Systems plc                                           215,475
         95,231  BG Group plc                                            1,363,761
         89,468  British Sky Broadcasting Group plc                        609,978
         11,586  Burberry Group plc                                         36,888
         16,200  Cadbury plc                                               137,320

------
12

NT International Growth

Shares                                                                       Value

         50,801  Capita Group plc (The)                                   $544,717
        125,460  Cobham plc                                                344,396
        124,600  Compass Group plc                                         590,983
         39,672  GlaxoSmithKline plc                                       687,274
         44,008  HSBC Holdings plc                                         472,978
         28,400  International Power plc                                   113,063
         96,520  Man Group plc                                             375,891
         16,800  Next plc                                                  288,010
         22,508  Reckitt Benckiser Group plc                               955,242
         61,698  Reed Elsevier plc                                         513,015
         42,500  Scottish and Southern Energy plc                          720,496
         81,800  Stagecoach Group plc                                      221,070
         20,700  Standard Chartered plc                                    270,611
          6,824  Standard Chartered plc Rights(1)                           43,030
        195,382  Tesco plc                                                 886,677
         94,300  TUI Travel plc                                            308,319
        349,500  Vodafone Group plc                                        682,810
                                                                       -----------
                                                                        12,226,245
                                                                       -----------
TOTAL COMMON STOCKS & RIGHTS
(Cost $72,321,206)                                                      55,485,413
                                                                       -----------
Temporary Cash Investments -- 0.7%
Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 4.75%,
2/15/37, valued at $407,480), in a joint trading account at 0.20%, dated 11/28/08, due 12/1/08 (Delivery value $400,007)
(Cost $400,000)                                                            400,000
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $72,721,206)                                                     $55,885,413
                                                                       -----------
OTHER ASSETS AND LIABILITIES(2)                                           (25,758)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $55,859,655
                                                                       ===========

Market Sector Diversification
(as a % of net assets)
Financials                       19.2%
Health Care                      13.2%
Consumer Discretionary           11.3%
Consumer Staples                 10.7%
Industrials                       9.8%
Energy                            9.0%
Information Technology            8.0%
Telecommunication Services        6.3%
Materials                         5.7%
Utilities                         3.5%
Diversified                       2.6%
Cash and Equivalents*             0.7%

*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments
ADR = American Depositary Receipt
CVA = Certificaten Van Aandelen
EAFE = Europe, Australasia, and Far East
MSCI = Morgan Stanley Capital International
(1) Non-income producing.
(2) Category is less than 0.05% of total net assets.

Geographic classifications and market sector diversification are unaudited.

See Notes to Financial Statements.

------
13

NT Emerging Markets
NOVEMBER 30, 2008

Shares                                                                       Value

Common Stocks -- 96.9%
BRAZIL -- 12.9%
           25,200  ALL - America Latina Logistica SA                     $ 122,521
           22,000  Banco Bradesco SA, preference shares                    233,684
           13,249  Dufry South America Ltd. BDR                             73,111
           12,200  Global Village Telecom Holding SA(1)                    138,017
           17,200  Lupatech SA(1)                                          137,395
           22,000  Natura Cosmeticos SA                                    199,486
           34,928  Petroleo Brasileiro SA ADR                              731,392
           29,750  Redecard SA                                             345,549
           26,300  Tractebel Energia SA                                    219,853
           34,200  Unibanco-Uniao de Bancos Brasileiros SA                 218,111
           20,350  Vivo Particpacoes SA ADR, preference shares             252,544
                                                                       -----------
                                                                         2,671,663
                                                                       -----------
CHILE -- 0.6%
           20,300  Cia Cervecerias Unidas SA                               113,567
                                                                       -----------
CZECH REPUBLIC -- 4.2%
            6,500  CEZ AS                                                  258,022
            2,100  Komercni Banka AS                                       315,568
           13,600  Telefonica O2 Czech Republic AS                         295,903
                                                                       -----------
                                                                           869,493
                                                                       -----------
HONG KONG -- 5.0%
           13,800  China Mobile Ltd. ADR                                   632,454
          495,000  CNOOC Ltd.                                              405,363
                                                                       -----------
                                                                         1,037,817
                                                                       -----------
HUNGARY -- 1.6%
           69,200  Magyar Telekom Telecommuncations plc                    204,812
              900  Richter Gedeon Nyrt                                     120,962
                                                                       -----------
                                                                           325,774
                                                                       -----------
INDIA -- 6.4%
           24,500  Dr. Reddys Laboratories Ltd.                            210,448
          175,100  Power Finance Corp. Ltd.                                390,447
          209,600  Power Grid Corp. of India Ltd.                          310,225
           69,600  Rolta India Ltd.                                        239,800
           10,000  United Spirits Ltd.(1)                                  171,165
                                                                       -----------
                                                                         1,322,085
                                                                       -----------
INDONESIA -- 1.7%
        1,108,500  PT Bank Central Asia Tbk                                249,637
          443,000  PT Bumi Resources Tbk                                    36,365
          412,000  PT Perusahaan Gas Negara                                 63,381
                                                                       -----------
                                                                           349,383
                                                                       -----------

Shares                                                                       Value

ISRAEL -- 2.0%
            9,600  Teva Pharmaceutical Industries Ltd. ADR               $ 414,240
                                                                       -----------
LUXEMBOURG -- 0.2%
            2,200  Tenaris SA ADR                                           46,266
                                                                       -----------
MALAYSIA -- 0.6%
          602,200  SapuraCrest Petroleum Bhd                               121,745
                                                                       -----------
MEXICO -- 3.0%
            7,700  America Movil, SAB de CV ADR, Series L                  231,000
           16,800  Desarrolladora Homex SAB de CV(1)                        45,422
          157,900  Grupo Financiero Banorte, SAB de CV, Class O            245,772
           40,900  Grupo Modelo SAB de CV                                  103,861
                                                                       -----------
                                                                           626,055
                                                                       -----------
MULTI-NATIONAL -- 3.7%
           33,200  iShares MSCI Emerging Markets Index Fund                762,272
                                                                       -----------
PEOPLE'S REPUBLIC OF CHINA -- 15.7%
          729,500  Asia Cement China Holdings Corp.(1)                     320,939
          300,000  China Construction Bank Corp., H Shares                 156,771
          257,000  China High Speed Transmission Equipment Group
                   Co. Ltd.                                                203,112
           93,000  China Merchants Bank Co. Ltd. H Shares                  149,350
          102,500  China Railway Construction Corp., H Shares(1)           139,094
          851,285  China South Locomotive & Rolling Stock Corp. H
                   Shares(1)                                               359,206
          247,000  China Yurun Food Group Ltd.                             274,900
        1,082,000  Industrial & Commercial Bank of China Ltd. H
                   Shares                                                  532,174
           13,400  Mindray Medical International Ltd. ADR                  242,272
            6,200  New Oriental Education & Technology Group ADR(1)        319,982
          133,500  Parkson Retail Group Ltd.                               123,610
           30,800  Tencent Holdings Ltd.                                   169,588
          654,000  Want Want China Holdings Ltd.                           266,217
                                                                       -----------
                                                                         3,257,215
                                                                       -----------
PERU -- 1.8%
            8,600  Credicorp Ltd.                                          375,820
                                                                       -----------
POLAND -- 4.1%
          146,400  Polskie Gornictwo Naftowe I Gazownictwo SA              174,097

------
14

NT Emerging Markets

Shares                                                                       Value

           27,800  Powszechna Kasa Oszczednosci Bank Polski SA           $ 302,080
           56,600  Telekomunikacja Polska SA                               371,299
                                                                       -----------
                                                                           847,476
                                                                       -----------
RUSSIAN FEDERATION -- 4.3%
           36,383  Globaltrans Investment plc GDR(1)                        81,241
           24,900  OAO Gazprom ADR                                         437,223
            4,200  OAO LUKOIL                                              135,600
           17,901  OJSC Pharmstandard GDR(1)                               169,919
           11,773  X5 Retail Group NV GDR(1)                                64,208
                                                                       -----------
                                                                           888,191
                                                                       -----------
SINGAPORE -- 1.2%
          133,000  Wilmar International Ltd.                               243,082
                                                                       -----------
SOUTH AFRICA -- 7.4%
           64,782  Aspen Pharmacare Holdings Ltd.(1)                       241,685
            7,900  MTN Group Ltd.                                           82,578
           20,500  Naspers Ltd., Class N                                   315,747
           16,600  Sasol Ltd.                                              476,716
           28,900  Shoprite Holdings Ltd.                                  130,088
           12,100  Tiger Brands Ltd.                                       163,726
           41,300  Truworths International Ltd.                            130,058
                                                                       -----------
                                                                         1,540,598
                                                                       -----------
SOUTH KOREA -- 10.6%
            1,100  DC Chemical Co. Ltd.                                    151,044
            1,900  Hite Brewery Co. Ltd.(1)                                234,076
            7,960  Korean Reinsurance Co.                                   48,520
            8,900  KT Freetel Co. Ltd.(1)                                  172,717
              900  LG Household & Health Care Ltd.                         102,492
            1,700  Nong Shim Co. Ltd.                                      261,074
            1,400  Samsung Electronics Co. Ltd.                            463,072
            3,300  Samsung Fire & Marine Insurance Co. Ltd.                435,587
            2,200  Yuhan Corp.                                             319,848
                                                                       -----------
                                                                         2,188,430
                                                                       -----------

Shares                                                                       Value

TAIWAN (REPUBLIC OF CHINA) -- 7.0%
           94,000  Acer, Inc.                                            $ 119,973
          150,267  Asia Cement Corp.                                       121,867
           60,050  Hon Hai Precision Industry Co. Ltd.                     116,641
           46,190  MediaTek, Inc.                                          307,818
          121,000  President Chain Store Corp.                             285,147
          350,194  Taiwan Semiconductor Manufacturing Co. Ltd.             432,215
          113,000  Wistron Corp.                                            75,243
                                                                       -----------
                                                                         1,458,904
                                                                       -----------
THAILAND -- 0.5%
           84,000  Kasikornbank PCL NVDR                                   101,684
                                                                       -----------
TURKEY -- 2.0%
           33,000  Anadolu Efes Biracilik Ve Malt                          259,998
          109,100  Turkiye Garanti Bankasi AS(1)                           160,558
                                                                       -----------
                                                                           420,556
                                                                       -----------
UNITED KINGDOM -- 0.4%
           12,000  Antofagasta plc                                          80,379
                                                                       -----------
TOTAL COMMON STOCKS
(Cost $27,596,091)                                                      20,062,695
                                                                       -----------
Temporary Cash Investments -- 2.0%
           18,099  JPMorgan U.S. Treasury Plus Money Market Fund
                   Agency Shares                                            18,099
Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 4.75%,
2/15/37, valued at $407,480), in a joint trading account at 0.20%,
dated 11/28/08, due 12/1/08 (Delivery value $400,007)                      400,000
                                                                       -----------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $418,099)                                                            418,099
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 98.9%
(Cost $28,014,190)                                                      20,480,794
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- 1.1%                                       233,861
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $20,714,655
                                                                       ===========

------
15

Market Sector Diversification
(as a % of net assets)
Financials                       20.7%
Consumer Staples                 13.9%
Energy                           12.4%
Telecommunication Services       11.4%
Information Technology            9.4%
Health Care                       8.3%
Industrials                       5.1%
Consumer Discretionary            4.7%
Utilities                         4.1%
Diversified                       3.7%
Materials                         3.2%
Cash and Equivalents*             3.1%

*Includes temporary cash investments, and other assets and liabilities.

Notes to Schedule of Investments
ADR = American Depositary Receipt
BDR = Brazilian Depositary Receipt
GDR = Global Depositary Receipt
MSCI = Morgan Stanley Capital International
NVDR = Non-Voting Depositary Receipt
OJSC = Open Joint Stock Company
(1) Non-income producing.

Geographic classifications and market sector diversification are unaudited.

See Notes to Financial Statements.

------
16

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2008
                                               NT International     NT Emerging
                                                    Growth            Markets

ASSETS

Investment securities, at value (cost of
$72,721,206 and $28,014,190, respectively)           $55,885,413       $20,480,794

Cash                                                      34,747            15,808

Foreign currency holdings, at value (cost of
$85,477 and $199,536, respectively)                       83,314           199,493

Receivable for investments sold                        1,056,808           397,157

Receivable for capital shares sold                        97,495            40,161

Dividends and interest receivable                        156,614            35,938

Other assets                                               3,674             1,173
                                                   -------------     -------------
                                                      57,318,065        21,170,524
                                                   -------------     -------------

LIABILITIES

Payable for investments purchased                      1,391,831           427,052

Payable for capital shares redeemed                       11,819             1,459

Accrued management fees                                   54,760            27,358
                                                   -------------     -------------
                                                       1,458,410           455,869
                                                   -------------     -------------

NET ASSETS                                           $55,859,655       $20,714,655
                                                   -------------     -------------

INSTITUTIONAL CLASS CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                            50,000,000        50,000,000
                                                   =============     =============
Outstanding                                            8,882,289         4,047,658
                                                   =============     =============

NET ASSET VALUE PER SHARE                                  $6.29             $5.12
                                                   =============     =============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)              $84,454,635       $35,645,229

Undistributed net investment income                    1,000,779           143,450

Accumulated net realized loss on investment
and foreign currency transactions                   (12,754,828)       (7,538,568)

Net unrealized depreciation on investments
and translation of assets and liabilities in
foreign currencies                                  (16,840,931)       (7,535,456)
                                                   -------------     -------------
                                                     $55,859,655       $20,714,655
                                                   =============     =============

See Notes to Financial Statements.

------
17

STATEMENT OF OPERATIONS

YEAR ENDED NOVEMBER 30, 2008
                                               NT International     NT Emerging
                                                    Growth            Markets

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of
$146,325 and $53,059, respectively)                  $ 1,726,495         $ 615,657

Interest                                                  25,932            21,043

Securities lending, net                                   31,223            11,436
                                                   -------------     -------------
                                                       1,783,650           648,136
                                                   -------------     -------------

EXPENSES:

Management fees                                          717,091           352,976

Directors' fees and expenses                               1,788               668

Other expenses                                             7,535            13,263
                                                   -------------     -------------
                                                         726,414           366,907
                                                   -------------     -------------

NET INVESTMENT INCOME (LOSS)                           1,057,236           281,229
                                                   -------------     -------------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions (net of foreign
taxes accrued of $16,180 and $38,475,
respectively)                                       (13,214,006)       (6,583,070)

Foreign currency transactions                            673,201         (993,285)
                                                   -------------     -------------
                                                    (12,540,805)       (7,576,355)
                                                   -------------     -------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments (net of foreign taxes accrued
of $51,314 and $81,551, respectively)               (20,641,079)      (12,098,167)

Translation of assets and liabilities in
foreign currencies                                   (8,885,520)       (2,740,251)
                                                   -------------     -------------
                                                    (29,526,599)      (14,838,418)
                                                   -------------     -------------

NET REALIZED AND UNREALIZED GAIN (LOSS)             (42,067,404)      (22,414,773)
                                                   -------------     -------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                          $(41,010,168)     $(22,133,544)
                                                   =============     =============

See Notes to Financial Statements.

------
18

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED NOVEMBER 30, 2008 AND NOVEMBER 30, 2007
                          NT International Growth         NT Emerging Markets

Increase (Decrease)
in Net Assets               2008           2007           2008           2007

OPERATIONS

Net investment income
(loss)                    $ 1,057,236      $ 643,847      $ 281,229      $ 249,461

Net realized gain
(loss)                   (12,540,805)      2,689,810    (7,576,355)      3,942,328

Change in net
unrealized
appreciation
(depreciation)           (29,526,599)      8,697,350   (14,838,418)      5,011,164
                         ------------   ------------   ------------   ------------
Net increase
(decrease) in net
assets resulting from
operations               (41,010,168)     12,031,007   (22,133,544)      9,202,953
                         ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment
income                      (585,193)      (138,053)      (292,689)      (132,946)

From net realized
gains                     (1,418,391)             --    (3,880,783)             --
                         ------------   ------------   ------------   ------------
Decrease in net
assets from
distributions             (2,003,584)      (138,053)    (4,173,472)      (132,946)
                         ------------   ------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares
sold                       47,294,600     25,863,755     25,420,763     10,699,873

Proceeds from shares
redeemed                 (16,124,105)   (16,433,430)    (6,777,463)   (11,235,649)
                         ------------   ------------   ------------   ------------
Net increase
(decrease) in net
assets from capital
share transactions         31,170,495      9,430,325     18,643,300      (535,776)
                         ------------   ------------   ------------   ------------

NET INCREASE
(DECREASE) IN NET
ASSETS                   (11,843,257)     21,323,279    (7,663,716)      8,534,231

NET ASSETS

Beginning of period        67,702,912     46,379,633     28,378,371     19,844,140
                         ------------   ------------   ------------   ------------
End of period             $55,859,655    $67,702,912    $20,714,655    $28,378,371
                         ============   ============   ============   ============

Undistributed net
investment income          $1,000,779       $569,114       $143,450       $218,538
                         ============   ============   ============   ============

TRANSATIONS IN SHARES OF THE FUNDS

Sold                        4,992,480      2,284,414      2,804,035        836,418

Redeemed                  (1,433,404)    (1,444,625)      (508,834)      (886,517)
                         ------------   ------------   ------------   ------------
Net increase
(decrease) in shares
of the funds                3,559,076        839,789      2,295,201       (50,099)
                         ============   ============   ============   ============

See Notes to Financial Statements.

------
19

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2008

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. NT International Growth Fund (NT
International Growth) and NT Emerging Markets Fund (NT Emerging Markets)
(collectively, the funds) are two funds in a series issued by the corporation.
The funds are diversified under the 1940 Act. The funds' investment objective is to seek capital growth. The funds pursue this objective by investing primarily in equity securities of foreign companies. NT International Growth primarily invests in companies located in at least three developed countries
(excluding United States). NT Emerging Markets invests at least 80% of its assets in securities of issuers in emerging market countries and companies that derive a significant portion of their business from emerging market countries. The funds are not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the
tobacco industry. The following is a summary of the funds' significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
20

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the
Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. The funds have adopted the provisions of Financial Accounting
Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in
Income Taxes--an interpretation of FASB Statement No. 109" during the current fiscal year. All tax years for the funds remain subject to examination by tax authorities. Additionally, non-U.S. tax returns filed by the funds due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
21

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACGIM (the investment advisor), under which ACGIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the
1940 Act (including counsel fees) and extraordinary expenses, will be paid by
ACGIM. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula.
This formula takes into account each fund's assets as well as certain assets, if any, of other clients of the investment advisor outside the American
Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies
(strategy assets). The strategy assets of NT International Growth and NT
Emerging Markets include the assets of International Growth Fund and Emerging
Markets Fund, respectively, two funds in a series issued by the corporation.
The annual management fee schedule for NT International Growth ranges from
0.90% to 1.30%. The annual management fee schedule for NT Emerging Markets ranges from 1.05% to 1.65%. The effective annual management fee for NT
International Growth and NT Emerging Markets for the year ended November 30,
2008 was 1.10% and 1.46%, respectively.

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the cash portion of the funds in accordance with the funds' investment objectives, policies and restrictions under the supervision of ACGIM and the Board of
Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the funds.

OTHER EXPENSES -- The impact of total other expenses, including certain custody fees and directors' fees and expenses, to the annualized ratio of operating expenses to average net assets was 0.02% for NT International Growth and 0.06% for NT Emerging Markets.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACGIM, the corporation's subadvisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the
corporation's transfer agent, American Century Services, LLC. The funds are wholly owned, in aggregate, by various funds in a series issued by American
Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P Morgan Investment Management, Inc. (JPMIM).
JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a securities lending agreement with
JPMorgan Chase Bank (JPMCB). Prior to December 12, 2007, the funds had a bank line of credit agreement with JPMCB. JPMCB is a custodian of the fund and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
November 30, 2008, were as follows:

                         NT International Growth   NT Emerging Markets

Purchases                      $107,272,589            $52,551,586

Proceeds from sales            $77,073,865             $37,223,278

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22

4. SECURITIES LENDING

As of November 30, 2008, the funds did not have any securities on loan. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited. Investment made with cash collateral may decline in value.

5. FAIR VALUE MEASUREMENTS

The funds' securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the
United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

* Level 1 valuation inputs consist of actual quoted prices based on an active market;

* Level 2 valuation inputs consist of significant direct or indirect observable market data; or

* Level 3 valuation inputs consist of significant unobservable inputs such as the fund's own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds' securities as of November 30, 2008:

                                                              Value of Investment
Fund/Valuation Inputs                                             Securities

NT INTERNATIONAL GROWTH

Level 1 -- Quoted Prices                                               $ 4,435,740

Level 2 -- Other Significant Observable Inputs                          51,449,673

Level 3 -- Significant Unobservable Inputs                                      --
                                                                    --------------
                                                                       $55,885,413
                                                                    ==============
NT EMERGING MARKETS

Level 1 -- Quoted Prices                                               $ 3,773,797

Level 2 -- Other Significant Observable Inputs                          16,706,997

Level 3 -- Significant Unobservable Inputs                                      --
                                                                    --------------
                                                                       $20,480,794
                                                                    ==============

6. BANK LINE OF CREDIT

Effective December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. Prior to December 12, 2007, the funds, along with certain other funds managed by ACIM or ACGIM, had a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement, which is subject to annual renewal, bear interest at the
Federal Funds rate plus 0.40%. The line expired December 10, 2008 and was not renewed. The funds did not borrow from either line during the year ended
November 30, 2008.

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23

7. INTERFUND LENDING

The funds, along with certain other funds managed by ACIM or ACGIM, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. During the year ended November 30, 2008, the funds did not utilize the program.

8. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

9. FEDERAL TAX INFORMATION

On December 16, 2008, NT International Growth declared and paid a $0.1081 per-share distribution from net investment income to Institutional Class shareholders of record on December 15, 2008.

The tax character of distributions paid during the years ended November 30,
2008 and November 30, 2007 were as follows:

                             NT International Growth    NT Emerging Markets

                                 2008         2007        2008        2007

DISTRIBUTIONS PAID FROM

Ordinary income               $1,139,053    $138,053   $2,352,219   $132,946

Long-term capital gains        $864,531        --      $1,821,253      --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of November 30, 2008, the components of distributable earnings on a tax-basis and the federal tax cost of investments were as follows:

                                                NT International     NT Emerging
                                                     Growth            Market

Federal tax cost of investments                       $75,796,162      $29,785,176
                                                    =============    =============
Gross tax appreciation of investments                   $ 570,763        $ 146,858

Gross tax depreciation of investments                (20,481,512)      (9,451,240)
                                                    -------------    -------------
Net tax appreciation (depreciation) of
investments                                         $(19,910,749)     $(9,304,382)
                                                    =============    =============
Net tax appreciation (depreciation) on
translation of assets and liabilities in
foreign currencies                                      $ (5,549)        $ (2,059)

Net tax appreciation (depreciation)                 $(19,916,298)     $(9,306,441)
                                                    =============    =============
Undistributed ordinary income                          $1,008,514         $152,236

Accumulated capital losses                           $(6,493,005)     $(3,303,739)

Capital loss deferrals                               $(3,194,191)     $(2,463,844)

Currency loss deferrals                                        --         $(8,786)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain forward foreign currency exchange contracts and on investments in passive foreign investment companies.

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2016.

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24

The capital and currency loss deferrals listed above for the funds represent net capital and foreign currency losses incurred in the one-month period ended
November 30, 2008. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. The adoption of
FAS 157 did not materially impact the determination of fair value.

In March 2008, the FASB issued Statement of Financial Accounting Standards No.
161, "Disclosures about Derivative Instruments and Hedging Activities -- an amendment of FASB Statement No. 133" (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities. Management is currently evaluating the impact that adopting FAS 161 will have on the financial statement disclosures.

11. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

The funds hereby designate up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2008.

For corporate taxpayers, the funds hereby designate the following ordinary income distributions paid during the fiscal year ended November 30, 2008, or up to the maximum amount allowable, as qualified for the corporate dividends received deduction.

  NT International Growth    NT Emerging Markets
           $624                    $10,284

The funds hereby designate the following long-term capital gain distributions or up to the maximum amount allowable, for the fiscal year ended November 30,
2008.

  NT International Growth    NT Emerging Markets
         $864,531                 $1,821,253

The funds hereby designate the following distributions as qualified short-term capital gains for purposes of Internal Revenue Code Section 871.

  NT International Growth    NT Emerging Markets
         $553,591                 $2,059,211

As of November 30, 2008, the funds designate the following as a foreign tax credit, which represents taxes paid on income derived from sources within foreign countries or possession of the United States.

  NT International Growth    NT Emerging Markets
         $146,325                  $53,059

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25

FINANCIAL HIGHLIGHTS
NT International Growth

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                                       2008      2007     2006(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                   $12.72    $10.34     $10.00
                                                     --------   -------   --------
Income From Investment Operations

 Net Investment Income (Loss)                         0.16(2)      0.12       0.03

 Net Realized and Unrealized Gain (Loss)               (6.18)      2.29       0.31
                                                     --------   -------   --------
 Total From Investment Operations                      (6.02)      2.41       0.34
                                                     --------   -------   --------
Distributions

 From Net Investment Income                            (0.12)    (0.03)         --

 From Net Realized Gains                               (0.29)        --         --
                                                     --------   -------   --------
 Total Distributions                                   (0.41)    (0.03)         --
                                                     --------   -------   --------
Net Asset Value, End of Period                          $6.29    $12.72     $10.34
                                                     ========   =======   ========

TOTAL RETURN(3)                                      (48.82)%    23.40%      3.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets       1.12%     1.07%   1.07%(4)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                              1.62%     1.15%   0.59%(4)

Portfolio Turnover Rate                                  119%      104%        65%

Net Assets, End of Period (in thousands)              $55,860   $67,703    $46,380

(1) May 12, 2006 (fund inception) through November 30, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

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26

NT Emerging Markets

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                                         2008      2007    2006(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                   $16.19    $11.01     $10.00
                                                     --------   -------   --------
Income From Investment Operations

 Net Investment Income (Loss)                         0.11(2)      0.15       0.07

 Net Realized and Unrealized Gain (Loss)               (8.52)      5.12       0.94
                                                     --------   -------   --------
 Total From Investment Operations                      (8.41)      5.27       1.01
                                                     --------   -------   --------
Distributions

 From Net Investment Income                            (0.20)    (0.09)         --

 From Net Realized Gains                               (2.46)        --         --
                                                     --------   -------   --------
 Total Distributions                                   (2.66)    (0.09)         --
                                                     --------   -------   --------
Net Asset Value, End of Period                          $5.12    $16.19     $11.01
                                                     ========   =======   ========

TOTAL RETURN(3)                                      (61.75)%    48.22%     10.10%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets       1.52%     1.46%   1.60%(4)

Ratio of Net Investment Income (Loss) to Average
Net Assets                                              1.17%     1.12%   1.68%(4)

Portfolio Turnover Rate                                  157%      113%        59%

Net Assets, End of Period (in thousands)              $20,715   $28,378    $19,844

(1) May 12, 2006 (fund inception) through November 30, 2006.

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

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27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century World Mutual Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of NT International Growth Fund and NT
Emerging Markets Fund, two of the funds constituting American Century World
Mutual Funds, Inc. (the "Corporation"), as of November 30, 2008, and the
related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 12, 2006 (inception of the funds) through November 30,
2006. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the
Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
November 30, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of NT International Growth Fund and NT Emerging Markets Fund, two of
the funds constituting American Century World Mutual Funds, Inc., as of
November 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period May 12, 2006 through November 30, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
January 14, 2009

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28

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
Century Global Investment Management, Inc. (ACGIM) or American Century
Investment Management, Inc. (ACIM); the funds' principal underwriter, American
Century Investment Services, Inc. (ACIS); and the funds' transfer agent,
American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACGIM, ACIM, ACIS and ACS. The directors serve in this capacity for seven registered investment companies in the
American Century Investments family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies in the American Century Investments family of funds advised by ACGIM or ACIM, unless otherwise noted. Only officers with policy-making functions are listed. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director (since 2007) and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries. Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 111
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

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29

INDEPENDENT DIRECTORS

THOMAS A. BROWN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies (bearings and power transmission company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D., 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute (not-for-profit, contract research organization)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC
(private equity fund manager); Chief Financial Officer, Plaza Belmont LLC
(September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Saia, Inc. and Entertainment Properties
Trust

DONALD H. PRATT, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc. (real estate company); Retired Chairman of the Board, Butler Manufacturing Company (metal buildings producer)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc. (technology products and services provider)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation (telecommunications company)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: DST Systems, Inc.; Euronet Worldwide,
Inc. and Charming Shoppes, Inc.

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30

JOHN R. WHITTEN, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1946
POSITION(S) HELD WITH FUNDS: Director (since 2008)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Project Consultant, Celanese
Corp. (industrial chemical company) (September 2004 to January 2005); Chief
Financial Officer, Vice President and Treasurer, Applied Industrial
Technologies, Inc. (bearings and power transmission company) (1995 to 2003)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 70
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Rudolph Technologies, Inc.

OFFICERS

BARRY FINK, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1955
POSITION(S) HELD WITH FUNDS: Executive Vice President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Operating Officer and
Executive Vice President, ACC (September 2007 to present); President, ACS
(October 2007 to present); Managing Director, Morgan Stanley (2000 to 2007);
Global General Counsel, Morgan Stanley (2000 to 2006). Also serves as:
Director, ACC, ACS, ACIS and other ACC subsidiaries

MARYANNE ROEPKE, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century Investments funds (July 2000 to August 2006). Also serves as: Senior
Vice President, ACS

CHARLES A. ETHERINGTON, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Attorney, ACC (February 1994 to
present); Vice President, ACC (November 2005 to present); General Counsel, ACC
(March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS,
ACIS and other ACC subsidiaries; and Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); Controller, various American Century Investments funds (1997 to September 2006)

JON ZINDEL, 4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

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31

APPROVAL OF MANAGEMENT AGREEMENTS
NT International Growth and NT Emerging Markets

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services (including subadvisory services) are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century
Investments, this process is referred to as the "15(c) Process." As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor and the subadvisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning NT International Growth and NT Emerging
Markets (the "Funds") and the services provided to the Funds under the management and subadvisory agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the Funds;

* reports on the wide range of programs and services the advisor provides to the Funds and their shareholders on a routine and non-routine basis;

* information about the compliance policies, procedures, and regulatory experience of both the advisor and the subadvisor;

* data comparing the cost of owning the Funds to the cost of owning a similar fund;

* data comparing the Funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the Funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the Funds' board of directors held two in-person meet- ings and one telephonic meeting to review and discuss the information provided. The board also had the benefit of the advice of its independent counsel throughout the period.

------
32

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. In connection with their review of the Funds, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management and subadvisory agreements under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the Funds. The board noted that under the manage-ment agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* Fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of Fund assets

* daily valuation of the each Fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of the services provided by the advisor have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. The directors specifically noted that with respect to the Funds, the advisor had retained the subadvisor to provide the day-to-day cash management services. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided to the Funds is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments, and liquidity. In evaluating investment performance, the board expects the advisor and subadvisor to manage the Funds in accordance with their investment objectives and approved strategies. In providing these services, the advisor and subadvisor utilize

------
33

teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the Funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the
Funds. The Directors also review detailed performance information during the
15(c) Process comparing each Fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Each Fund's performance for both the one- and three-year periods was above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the Funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The advisor provides detailed information concerning its cost of providing various services to the Funds, its profitability in managing the Funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The board concluded that the advisor's profits were reasonable in light of the services provided to the Funds. The board did not consider the profitability of the subadvisor because the subadvisor is paid from the unified fee of the advisor as a result of arm's length negotiations.

ETHICS. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically.
They noted that the advisor's practices generally meet or exceed industry best practices. With respect to the subadvisor, as part of its oversight responsibilities, the board approves the subadvisor's code of ethics and any changes thereto. Further, through the advisor's compliance group, the board stays abreast of any violations of the subadvisor's code.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability

------
34

of its management of the Funds specifically, the expenses incurred by the advisor in providing various functions to the Funds, and the fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as each Fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The Funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of each
Fund's independent directors (including their independent legal counsel). The
Directors specifically noted that the subadvisory fees paid to the subadvisor under the subadvisory agreement were subject to arm's length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the advisor the risk of increased costs of operating the Funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing each Fund's unified fee to the total expense ratio of other funds in the Fund's peer group. The unified fee charged to shareholders of NT Emerging Markets was below the median of the total expense ratios of its peer group. The unified fee charged to shareholders of
NT International Growth was above the median of the total expense ratios of its peer group. The board concluded that the management fee paid by each Fund to the advisor was reasonable in light of the services provided to the Fund.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the Funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the Funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the Funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the Funds or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute Fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Directors also determined

------
35

that the advisor is able to provide investment management services to certain clients other than the Funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the Funds to determine breakpoints in each Fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the board, including all of the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between each Fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

Additionally, the board, including all the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, concluded that the subadvisory agreement between the advisor and the subadvisor, on behalf of each Fund, is fair and reasonable in light of the services provided and should be renewed.

------
36

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, distributions you receive from certain IRAs, or 403(b),
457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Global Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments' website at americancentury.com and on the
Securities and Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the
"About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
37

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE GROWTH INDEX is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE VALUE INDEX is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (EMERGING MARKETS) INDEX represents the net performance of stocks in global emerging market countries.

The MSCI EUROPE INDEX is designed to measure equity market performance in
Europe.

The MSCI JAPAN INDEX is designed to measure equity market performance in Japan.

The MSCI WORLD FREE INDEX represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

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38

[back cover]

[american century investments logo and text logo ®]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE . . . . . . . . . . . . . . . .          1-800-345-8765

                                                                    1-800-345-2021
INVESTOR SERVICES REPRESENTATIVE . . . . . . . . . . . . .         or 816-531-5575

BUSINESS, NOT-FOR-PROFIT, EMPLOYER-SPONSORED RETIREMENT PLANS.
.. . . . . . . . . . . . . . . . . . . . . . . . . .                 1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES . . . . . . .          1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF . . . . . . . . . .          1-800-634-4113

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Global Investment Management, Inc.
New York, New York

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0901
CL-ANN-63737N

ITEM 2. CODE OF ETHICS.

(a)       The  registrant  has  adopted a Code of Ethics  for  Senior  Financial
          Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)       No response required.

(c)       None.

(d)       None.

(e)       Not applicable.

(f)       The  registrant's  Code of Ethics for Senior  Financial  Officers  was
          filed as  Exhibit  12  (a)(1) to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Annual Certified Shareholder Report on Form N-CSR,
          File No. 811-21591,  on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    John  R.  Whitten,  Thomas  A.  Brown  and  Gale  E.  Sayers  are  the
          registrant's  designated audit committee  financial experts.  They are
          "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)       Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal  accountant for the audit of the registrant's annual  financial  statements  or  services  that are  normally  provided by the accountant in connection  with statutory and  regulatory  filings or engagements for those fiscal years were as follows:

          FY 2007:  $236,908
          FY 2008:  $239,403

(b)       Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal  accountant that are reasonably related to the performance of the audit of the  registrant's  financial  statements and are not reported under paragraph (a) of this Item were as follows:

          For services rendered to the registrant:

          FY 2007:  $0
          FY 2008:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

(c)       Tax Fees.

The aggregate fees billed in each of the last two fiscal years for  professional services  rendered by the principal  accountant for tax compliance,  tax advice, and tax planning were as follows:

          For services rendered to the registrant:

          FY 2007:  $3,941
          FY 2008:  $0

          These services  included  review of federal and state income tax forms and federal excise tax forms related to fiscal year end 2006, of which some of the 2006 fiscal year end services were received in 2007.

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

(d)       All Other Fees.

The aggregate  fees billed in each of the last two fiscal years for products and services provided by the principal accountant,  other than the services reported in paragraphs (a) through (c) of this Item were as follows:

          For services rendered to the registrant:

          FY 2007:  $0
          FY 2008:  $0

          Fees required to be approved pursuant to paragraph  (c)(7)(ii) of Rule
          2-01 of Regulation S-X (relating to certain  engagements for non-audit services with the registrant's investment adviser and its affiliates):

          FY 2007:  $0
          FY 2008:  $0

(e)(1)    In accordance  with paragraph  (c)(7)(i)(A) of Rule 2-01 of Regulation
          S-X,  before the  accountant  is engaged by the  registrant  to render audit  or  non-audit  services,  the  engagement  is  approved  by the registrant's audit committee. Pursuant to paragraph (c)(7)(ii) of Rule
          2-01  of  Regulation  S-X,  the  registrant's   audit  committee  also
          pre-approves its accountant's  engagements for non-audit services with the  registrant's  investment  adviser,  its parent  company,  and any entity  controlled  by, or under common  control  with the  investment adviser  that  provides  ongoing  services to the  registrant,  if the engagement relates directly to the operations and financial  reporting of the registrant.

(e)(2)    All services  described in each of paragraphs  (b) through (d) of this
          Item were pre-approved before the engagement by the registrant's audit
          committee   pursuant  to  paragraph   (c)(7)(i)(A)  of  Rule  2-01  of
          Regulation S-X.  Consequently,  none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)       The  percentage  of  hours  expended  on  the  principal  accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were  attributed to work  performed by persons other than the principal accountant's  full-time,  permanent employees was less than 50%.

(g)       The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant,  and rendered to the registrant's investment  adviser  (not  including  any  sub-adviser  whose  role is primarily  portfolio  management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common  control with the adviser  that  provides  ongoing services to the  registrant  for each of the last two fiscal  years of the registrant were as follows:

          FY 2007:  $160,804
          FY 2008:  $ 93,552

(h)       The registrant's  investment  adviser and accountant have notified the registrant's  audit  committee  of all  non-audit  services  that were rendered by the registrant's accountant to the registrant's investment adviser,  its parent company,  and any entity  controlled by, or under common control with the investment  adviser that provides  services to the  registrant,  which services were not required to be  pre-approved pursuant to paragraph  (c)(7)(ii) of Rule 2-01 of Regulation  S-X. The notification  provided to the  registrant's  audit committee  included sufficient  details  regarding such services to allow the registrant's audit  committee  to  consider  the  continuing  independence  of  its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a)       The  schedule  of  investments  is  included  as part of the report to stockholders filed under Item 1 of this Form.

(b)       Not applicable.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)       The registrant's  principal  executive officer and principal financial officer have concluded that the registrant's  disclosure  controls and procedures (as defined in Rule 30a-3(c)  under the Investment  Company
          Act of 1940) are effective based on their evaluation of these controls and  procedures as of a date within 90 days of the filing date of this report.

(b)       There  were no  changes  in the  registrant's  internal  control  over financial  reporting (as defined in Rule 30a-3(d) under the Investment
          Company  Act of 1940) that  occurred  during the  registrant's  second fiscal  quarter  of the  period  covered  by  this  report  that  have materially  affected,  or are reasonably likely to materially  affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)    Registrant's  Code of Ethics for Senior Financial  Officers,  which is the subject of the  disclosure  required by Item 2 of Form N-CSR,  was filed  as  Exhibit  12(a)(1)  to  American  Century  Asset  Allocation
          Portfolios,  Inc.'s Certified  Shareholder  Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate   certifications  by  the  registrant's  principal  executive officer and principal  financial  officer,  pursuant to Section 302 of the  Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company  Act of  1940,  are  filed  and  attached  hereto  as  Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's  chief executive officer and chief financial  officer,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

By:      /s/  Jonathan S. Thomas
         ---------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President

Date:    January 29, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/  Jonathan S. Thomas
         ---------------------------------------
         Name:   Jonathan S. Thomas
         Title:  President
                 (principal executive officer)

Date:    January 29, 2009

By:      /s/  Robert J. Leach
         ---------------------------------------
         Name:   Robert J. Leach
         Title:  Vice President, Treasurer, and
                 Chief Financial Officer
                 (principal financial officer)

Date:    January 29, 2009